UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1.

Reports to Stockholders

Fidelity Advisor® Diversified International Fund Class A, Class T, Class C, Class I and Class Z Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(8.55)%	5.96%	1.00%
Class T (incl. 3.50% sales charge)	(6.61)%	6.19%	0.99%
Class C (incl. contingent deferred sales charge)	(4.66)%	6.44%	0.85%
Class I	(2.69)%	7.55%	1.90%
Class Z	(2.54)%	7.65%	1.95%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,044	Fidelity Advisor® Diversified International Fund - Class A
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Bower:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) performed roughly in line with the -3.03% result of the benchmark MSCI EAFE Index. On the plus side, favorable stock selection and a helpful overweighting in the information technology sector helped most versus the benchmark. Notably, an out-of-benchmark stake in Taiwan Semiconductor Manufacturing proved the fund's top individual contributor. Elsewhere, good stock picks in financials and consumer staples also added significant value. Conversely, the fund faced stock-picking headwinds in consumer discretionary, where an unfavorable overweighting added further drag. An overweighting in Next proved the fund's biggest individual relative detractor, as the British apparel and home furnishings retailer faced increased competition and a difficult market. Positioning in the industrials and materials sectors also detracted. Among individual holdings, biotechs populated the list of contributors and detractors amid a politically and sometimes clinically difficult period. Regionally, out-of-benchmark allocations to emerging markets, Canada and the U.S. added substantial value. Most of the fund's detractions derived from stock picks in the U.K., although positioning in the Asia Pacific ex Japan region also hurt. A cash stake of 3%, on average, helped in a declining market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	1.9	1.8
Bayer AG (Germany, Pharmaceuticals)	1.9	1.8
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.6	1.4
Anheuser-Busch InBev SA/NV (Belgium, Beverages)	1.6	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.5	1.4
	8.5

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	20.6
Health Care	15.6	17.6
Information Technology	15.3	13.2
Consumer Staples	14.8	14.5
Consumer Discretionary	12.5	14.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	16.4	14.1
United Kingdom	13.3	15.0
Germany	8.7	8.5
United States of America	7.5	8.5
Canada	5.2	4.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

As of April 30, 2016
Stocks and Equity Futures	97.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
Australia - 1.4%
Australia & New Zealand Banking Group Ltd.	533,869	$11,310
Bapcor Ltd.	632,977	2,470
CSL Ltd.	45,434	3,474
Magellan Financial Group Ltd.	289,293	4,685
Ramsay Health Care Ltd.	82,294	4,592

TOTAL AUSTRALIA		26,531

Bailiwick of Jersey - 2.3%
Sanne Group PLC	388,500	2,497
Shire PLC	265,800	15,008
Shire PLC sponsored ADR	18,154	3,061
Wolseley PLC	257,549	13,401
WPP PLC	422,924	9,183

TOTAL BAILIWICK OF JERSEY		43,150

Belgium - 2.4%
Anheuser-Busch InBev SA NV	252,131	28,937
KBC Groep NV	258,211	15,734

TOTAL BELGIUM		44,671

Bermuda - 0.1%
Credicorp Ltd. (United States)	12,300	1,829
Canada - 5.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	399,500	20,069
AutoCanada, Inc.	172,800	2,841
Canadian Energy Services & Technology Corp. (a)	2,577,400	10,165
Cenovus Energy, Inc.	326,000	4,703
CGI Group, Inc. Class A (sub. vtg.) (b)	266,900	12,677
Constellation Software, Inc.	19,200	8,994
Fairfax India Holdings Corp. (b)	494,000	5,558
Imperial Oil Ltd.	201,800	6,545
Keyera Corp.	92,900	2,788
PrairieSky Royalty Ltd.	80,569	1,752
Suncor Energy, Inc.	513,300	15,403
Tourmaline Oil Corp. (b)	199,800	5,236

TOTAL CANADA		96,731

Cayman Islands - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	174,500	17,745
Yihai International Holding Ltd.	3,089,000	1,414

TOTAL CAYMAN ISLANDS		19,159

China - 0.7%
Kweichow Moutai Co. Ltd. (A Shares)	170,010	7,978
Qingdao Haier Co. Ltd.	3,912,122	5,762

TOTAL CHINA		13,740

Curacao - 0.8%
Schlumberger Ltd.	184,600	14,441
Denmark - 1.8%
DONG Energy A/S	84,500	3,351
Genmab A/S (b)	24,741	4,082
NNIT A/S	139,682	4,154
Novo Nordisk A/S Series B	627,340	22,349

TOTAL DENMARK		33,936

Finland - 0.3%
Sampo Oyj (A Shares)	132,900	6,089
France - 4.8%
Accor SA	26,812	1,018
ALTEN	19,680	1,407
Amundi SA	193,704	9,493
AXA SA	461,400	10,410
BNP Paribas SA	34,500	2,001
Capgemini SA	74,600	6,181
Danone SA	125,547	8,708
LVMH Moet Hennessy - Louis Vuitton SA	20,649	3,759
Maisons du Monde SA	88,273	2,490
Publicis Groupe SA	76,910	5,277
Rubis	16,900	1,541
Sanofi SA	295,633	23,006
Societe Generale Series A	100,200	3,909
Technip SA	44,660	2,962
VINCI SA	55,200	3,998
Worldline SA (Reg. S) (b)(c)	98,061	2,695

TOTAL FRANCE		88,855

Germany - 7.5%
adidas AG	79,190	13,010
Axel Springer Verlag AG	83,800	4,196
Bayer AG	348,152	34,568
Continental AG	9,900	1,897
Deutsche Borse AG (b)	34,253	2,665
Deutsche Post AG	125,394	3,886
Fresenius Medical Care AG & Co. KGaA	11,400	929
Fresenius SE & Co. KGaA	339,300	25,045
Innogy SE	96,400	3,828
KION Group AG	62,096	3,750
Nexus AG	95,900	1,972
ProSiebenSat.1 Media AG	240,800	10,378
Rational AG	3,600	1,867
SAP AG	249,071	21,943
Scout24 Holding GmbH (b)	17,300	597
Symrise AG	113,600	7,795

TOTAL GERMANY		138,326

Hong Kong - 2.0%
AIA Group Ltd.	4,267,400	26,934
China Resources Beer Holdings Co. Ltd.	1,592,000	3,387
Techtronic Industries Co. Ltd.	1,702,500	6,410

TOTAL HONG KONG		36,731

India - 3.8%
Axis Bank Ltd.	563,244	4,111
Bharti Infratel Ltd.	1,392,329	7,215
Edelweiss Financial Services Ltd. (b)	2,655,200	4,856
Exide Industries Ltd. (b)	1,136,771	3,336
HDFC Bank Ltd.	936,826	20,934
Housing Development Finance Corp. Ltd.	703,540	14,678
ICICI Bank Ltd. (b)	959,326	3,992
ITC Ltd.	2,262,345	8,245
LIC Housing Finance Ltd.	274,208	2,396

TOTAL INDIA		69,763

Indonesia - 0.7%
PT Bank Central Asia Tbk	5,282,300	6,285
PT Bank Rakyat Indonesia Tbk	8,118,200	7,591

TOTAL INDONESIA		13,876

Ireland - 3.2%
Allergan PLC (b)	41,300	8,629
CRH PLC	116,700	3,776
DCC PLC (United Kingdom)	71,500	5,833
James Hardie Industries PLC CDI	87,395	1,305
Kerry Group PLC Class A	92,100	6,687
Kingspan Group PLC (Ireland)	76,400	1,870
Medtronic PLC	128,500	10,540
Paddy Power PLC (Ireland)	23,300	2,412
Ryanair Holdings PLC sponsored ADR	234,560	17,613

TOTAL IRELAND		58,665

Isle of Man - 0.5%
Paysafe Group PLC (b)	1,284,533	6,808
Playtech Ltd.	227,991	2,590

TOTAL ISLE OF MAN		9,398

Israel - 2.1%
Check Point Software Technologies Ltd. (b)	128,200	10,841
Frutarom Industries Ltd.	159,500	8,440
Teva Pharmaceutical Industries Ltd. sponsored ADR	462,700	19,776

TOTAL ISRAEL		39,057

Italy - 0.4%
Intesa Sanpaolo SpA	3,320,300	7,699
Japan - 16.4%
Ain Holdings, Inc.	85,100	5,753
Astellas Pharma, Inc.	1,360,500	20,192
Casio Computer Co. Ltd. (a)	164,600	2,301
Daito Trust Construction Co. Ltd.	35,700	5,983
Dentsu, Inc.	154,100	7,700
Don Quijote Holdings Co. Ltd.	177,700	6,769
Hoya Corp.	707,400	29,579
Japan Exchange Group, Inc.	437,300	6,518
Japan Tobacco, Inc.	460,700	17,546
Kaken Pharmaceutical Co. Ltd.	32,300	2,039
KDDI Corp.	695,200	21,129
Keyence Corp.	32,700	24,028
Minebea Mitsumi, Inc.	310,000	3,175
Misumi Group, Inc.	234,600	4,288
Morinaga & Co. Ltd.	58,000	2,702
Nabtesco Corp.	19,300	578
NGK Spark Plug Co. Ltd.	24,400	483
Nidec Corp.	21,100	2,046
Nippon Telegraph & Telephone Corp.	83,800	3,715
Nitori Holdings Co. Ltd.	95,100	11,399
NOF Corp.	373,000	4,065
Olympus Corp.	246,800	8,825
ORIX Corp.	2,259,900	35,896
Rakuten, Inc.	839,800	9,710
Recruit Holdings Co. Ltd.	212,700	8,559
Seven & i Holdings Co. Ltd.	265,600	11,101
Shinsei Bank Ltd.	2,310,000	3,745
Shionogi & Co. Ltd.	38,600	1,906
SoftBank Corp.	168,600	10,619
Sony Corp.	74,600	2,351
Start Today Co. Ltd.	156,600	2,754
Sundrug Co. Ltd.	8,300	655
Suzuki Motor Corp.	78,300	2,785
Tsuruha Holdings, Inc.	147,400	17,035
Welcia Holdings Co. Ltd.	94,300	6,447

TOTAL JAPAN		304,376

Korea (South) - 0.4%
Orion Corp.	4,814	3,009
Samsung Biologics Co. Ltd. (b)	2,977	354
Samsung Electronics Co. Ltd.	3,425	4,908

TOTAL KOREA (SOUTH)		8,271

Luxembourg - 0.7%
Eurofins Scientific SA	26,700	12,131
Netherlands - 5.0%
AerCap Holdings NV (b)	160,400	6,594
Altice NV:
Class A (a)(b)	581,496	10,724
Class B (b)	268,587	4,999
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 12/2/16 (b)(c)	586,053	1,937
IMCD Group BV	135,500	5,861
ING Groep NV (Certificaten Van Aandelen)	838,000	11,000
Koninklijke Philips Electronics NV	180,400	5,436
NXP Semiconductors NV (b)	123,200	12,320
RELX NV	741,408	12,502
Unilever NV (Certificaten Van Aandelen) (Bearer) (a)	464,900	19,485
Wolters Kluwer NV	68,300	2,643

TOTAL NETHERLANDS		93,501

New Zealand - 0.1%
Ryman Healthcare Group Ltd.	291,775	1,853
Norway - 0.6%
Statoil ASA	623,600	10,181
Philippines - 0.2%
Alliance Global Group, Inc.	11,797,754	3,474
Singapore - 0.4%
Broadcom Ltd.	38,300	6,522
South Africa - 1.6%
Aspen Pharmacare Holdings Ltd.	105,100	2,289
Capitec Bank Holdings Ltd.	24,200	1,229
EOH Holdings Ltd.	463,900	5,501
Naspers Ltd. Class N	119,700	20,062

TOTAL SOUTH AFRICA		29,081

Spain - 2.2%
Amadeus IT Holding SA Class A	329,000	15,530
Hispania Activos Inmobiliarios SA	271,950	3,350
Inditex SA	615,485	21,516

TOTAL SPAIN		40,396

Sweden - 2.8%
ASSA ABLOY AB (B Shares)	552,000	10,032
Coor Service Management Holding AB	445,200	2,588
HEXPOL AB (B Shares)	146,900	1,208
Nordea Bank AB	1,497,600	15,743
Svenska Cellulosa AB (SCA) (B Shares)	555,600	15,741
Svenska Handelsbanken AB (A Shares)	544,400	7,422

TOTAL SWEDEN		52,734

Switzerland - 3.2%
Actelion Ltd.	41,661	6,020
Credit Suisse Group AG	550,201	7,677
Julius Baer Group Ltd.	96,650	3,913
Partners Group Holding AG	14,800	7,493
Sika AG	2,363	11,357
Syngenta AG (Switzerland)	32,021	12,814
UBS Group AG	738,063	10,442

TOTAL SWITZERLAND		59,716

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	778,700	24,218
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	817,800	4,015
United Kingdom - 13.3%
B&M European Value Retail S.A.	2,585,617	7,425
Booker Group PLC	1,352,500	2,970
British American Tobacco PLC sponsored ADR	83,091	9,546
BT Group PLC	1,945,900	8,932
Bunzl PLC	186,300	5,014
Coca-Cola European Partners PLC	79,800	3,068
Compass Group PLC	614,100	11,112
Dialog Semiconductor PLC (b)	135,000	5,298
Dignity PLC	52,909	1,718
Diploma PLC	507,300	5,821
Domino's Pizza UK & IRL PLC	44,090	184
Essentra PLC	1,342,100	8,378
Halma PLC	133,800	1,716
Howden Joinery Group PLC	757,400	3,476
IMI PLC	164,400	2,000
Imperial Tobacco Group PLC	247,947	12,004
Indivior PLC	864,100	3,325
Informa PLC	430,742	3,546
ITV PLC	3,433,100	7,165
Liberty Global PLC Class A (b)	143,600	4,681
Lloyds Banking Group PLC	31,688,000	22,128
London Stock Exchange Group PLC	262,300	9,022
Melrose Industries PLC	4,638,776	9,581
Micro Focus International PLC	538,200	14,104
Next PLC	159,900	9,426
Polypipe Group PLC	387,600	1,196
Prudential PLC	1,139,355	18,593
Reckitt Benckiser Group PLC	181,213	16,211
Rio Tinto PLC	145,000	5,042
Rolls-Royce Holdings PLC	372,600	3,307
Softcat PLC	505,734	2,006
Spectris PLC	180,500	4,527
St. James's Place Capital PLC	1,154,800	13,357
Standard Life PLC	270,704	1,119
Virgin Money Holdings Uk PLC	696,800	2,806
Whitbread PLC	136,108	6,022

TOTAL UNITED KINGDOM		245,826

United States of America - 7.5%
Activision Blizzard, Inc.	87,200	3,764
Alexion Pharmaceuticals, Inc. (b)	14,900	1,944
Alphabet, Inc.:
Class A	9,695	7,852
Class C (b)	18,649	14,631
Amgen, Inc.	56,700	8,004
Coach, Inc.	37,000	1,328
Coty, Inc. Class A	698,100	16,049
Extraction Oil & Gas, Inc.	19,146	409
Fidelity National Information Services, Inc.	63,400	4,687
MasterCard, Inc. Class A	138,500	14,822
Molson Coors Brewing Co. Class B	46,900	4,869
MSCI, Inc.	47,100	3,777
NJOY, Inc. (b)(d)	725,848	0
Oceaneering International, Inc.	114,100	2,716
Qualcomm, Inc.	155,000	10,652
Regeneron Pharmaceuticals, Inc. (b)	13,400	4,623
S&P Global, Inc.	145,400	17,717
Spectrum Brands Holdings, Inc.	23,700	3,205
Vertex Pharmaceuticals, Inc. (b)	42,700	3,239
Visa, Inc. Class A	171,900	14,183

TOTAL UNITED STATES OF AMERICA		138,471

TOTAL COMMON STOCKS
(Cost $1,542,676)		1,797,413

Nonconvertible Preferred Stocks - 1.7%
Brazil - 0.5%
Itau Unibanco Holding SA	831,490	10,003
Germany - 1.2%
Henkel AG & Co. KGaA	164,300	21,084
Jungheinrich AG	51,000	1,609

TOTAL GERMANY		22,693

United Kingdom - 0.0%
Rolls-Royce Holdings PLC	17,139,600	21
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $23,146)		32,717

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 0.41% (e)	27,021,120	27,029
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	30,074,282	30,080
TOTAL MONEY MARKET FUNDS
(Cost $57,109)		57,109
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $1,622,931)		1,887,239
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(32,369)
NET ASSETS - 100%		$1,854,870

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,632,000 or 0.2% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc.	6/7/13 - 2/14/14	$808

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$200
Fidelity Securities Lending Cash Central Fund	386
Total	$586

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$230,599	$180,806	$49,793	$--
Consumer Staples	272,491	247,572	24,919	--
Energy	76,892	66,711	10,181	--
Financials	396,859	271,156	123,766	1,937
Health Care	287,508	171,102	116,406	--
Industrials	152,019	120,742	31,277	--
Information Technology	283,747	261,804	21,943	--
Materials	64,180	42,548	21,632	--
Real Estate	9,333	9,333	--	--
Telecommunication Services	51,610	7,215	44,395	--
Utilities	4,892	4,892	--	--
Money Market Funds	57,109	57,109	--	--
Total Investments in Securities:	$1,887,239	$1,440,990	$444,312	$1,937

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$85,560
Level 2 to Level 1	$359,790

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $28,563) — See accompanying schedule: Unaffiliated issuers (cost $1,565,822)	$1,830,130
Fidelity Central Funds (cost $57,109)	57,109
Total Investments (cost $1,622,931)		$1,887,239
Foreign currency held at value (cost $103)		103
Receivable for investments sold		4,446
Receivable for fund shares sold		5,492
Dividends receivable		4,900
Distributions receivable from Fidelity Central Funds		45
Prepaid expenses		5
Other receivables		215
Total assets		1,902,445
Liabilities
Payable for investments purchased	$3,257
Payable for fund shares redeemed	12,037
Accrued management fee	1,060
Distribution and service plan fees payable	397
Other affiliated payables	409
Other payables and accrued expenses	337
Collateral on securities loaned, at value	30,078
Total liabilities		47,575
Net Assets		$1,854,870
Net Assets consist of:
Paid in capital		$4,180,619
Undistributed net investment income		17,911
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,607,668)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		264,008
Net Assets		$1,854,870
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($574,476 ÷ 29,641 shares)		$19.38
Maximum offering price per share (100/94.25 of $19.38)		$20.56
Class T:
Net Asset Value and redemption price per share ($223,749 ÷ 11,646 shares)		$19.21
Maximum offering price per share (100/96.50 of $19.21)		$19.91
Class C:
Net Asset Value and offering price per share ($206,380 ÷ 11,169 shares)(a)		$18.48
Class I:
Net Asset Value, offering price and redemption price per share ($757,405 ÷ 38,393 shares)		$19.73
Class Z:
Net Asset Value, offering price and redemption price per share ($92,860 ÷ 4,706 shares)		$19.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends		$44,845
Interest		4
Income from Fidelity Central Funds		586
Income before foreign taxes withheld		45,435
Less foreign taxes withheld		(3,572)
Total income		41,863
Expenses
Management fee	$13,107
Transfer agent fees	4,170
Distribution and service plan fees	5,078
Accounting and security lending fees	863
Custodian fees and expenses	249
Independent trustees' fees and expenses	8
Registration fees	130
Audit	104
Legal	11
Miscellaneous	16
Total expenses before reductions	23,736
Expense reductions	(75)	23,661
Net investment income (loss)		18,202
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,825
Fidelity Central Funds	11
Foreign currency transactions	392
Futures contracts	(649)
Total net realized gain (loss)		15,579
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $95)	(89,727)
Assets and liabilities in foreign currencies	(243)
Futures contracts	(439)
Total change in net unrealized appreciation (depreciation)		(90,409)
Net gain (loss)		(74,830)
Net increase (decrease) in net assets resulting from operations		$(56,628)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,202	$14,320
Net realized gain (loss)	15,579	39,040
Change in net unrealized appreciation (depreciation)	(90,409)	18,118
Net increase (decrease) in net assets resulting from operations	(56,628)	71,478
Distributions to shareholders from net investment income	(12,902)	(18,738)
Distributions to shareholders from net realized gain	–	(2,141)
Total distributions	(12,902)	(20,879)
Share transactions - net increase (decrease)	(101,000)	63,265
Redemption fees	32	27
Total increase (decrease) in net assets	(170,498)	113,891
Net Assets
Beginning of period	2,025,368	1,911,477
End of period	$1,854,870	$2,025,368
Other Information
Undistributed net investment income end of period	$17,911	$12,633

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.10	$19.56	$19.47	$15.63	$14.61
Income from Investment Operations
Net investment income (loss)A	.18	.15	.27B	.19	.18
Net realized and unrealized gain (loss)	(.77)	.61	.17	3.92	1.03
Total from investment operations	(.59)	.76	.44	4.11	1.21
Distributions from net investment income	(.13)	(.20)	(.18)	(.21)	(.19)
Distributions from net realized gain	–	(.02)	(.17)	(.06)	–
Total distributions	(.13)	(.22)	(.35)	(.27)	(.19)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.38	$20.10	$19.56	$19.47	$15.63
Total ReturnD,E	(2.97)%	3.93%	2.28%	26.69%	8.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%	1.22%	1.26%	1.31%	1.32%
Expenses net of fee waivers, if any	1.23%	1.22%	1.26%	1.30%	1.32%
Expenses net of all reductions	1.22%	1.21%	1.26%	1.28%	1.31%
Net investment income (loss)	.92%	.75%	1.34%B	1.08%	1.20%
Supplemental Data
Net assets, end of period (in millions)	$574	$662	$693	$756	$762
Portfolio turnover rateH	31%	34%	40%	50%	34%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.92	$19.38	$19.30	$15.49	$14.46
Income from Investment Operations
Net investment income (loss)A	.13	.10	.21B	.14	.14
Net realized and unrealized gain (loss)	(.77)	.61	.18	3.89	1.03
Total from investment operations	(.64)	.71	.39	4.03	1.17
Distributions from net investment income	(.07)	(.15)	(.14)	(.16)	(.14)
Distributions from net realized gain	–	(.02)	(.17)	(.06)	–
Total distributions	(.07)	(.17)	(.31)	(.22)	(.14)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.21	$19.92	$19.38	$19.30	$15.49
Total ReturnD,E	(3.22)%	3.67%	2.04%	26.37%	8.17%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.49%	1.48%	1.51%	1.55%	1.58%
Expenses net of fee waivers, if any	1.49%	1.48%	1.51%	1.55%	1.58%
Expenses net of all reductions	1.48%	1.47%	1.51%	1.53%	1.57%
Net investment income (loss)	.66%	.49%	1.09%B	.83%	.94%
Supplemental Data
Net assets, end of period (in millions)	$224	$271	$284	$319	$304
Portfolio turnover rateH	31%	34%	40%	50%	34%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.19	$18.68	$18.63	$14.97	$13.95
Income from Investment Operations
Net investment income (loss)A	.03	–B	.11C	.06	.06
Net realized and unrealized gain (loss)	(.74)	.59	.18	3.75	1.01
Total from investment operations	(.71)	.59	.29	3.81	1.07
Distributions from net investment income	–	(.06)	(.07)	(.09)	(.05)
Distributions from net realized gain	–	(.02)	(.17)	(.06)	–
Total distributions	–	(.08)	(.24)	(.15)	(.05)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$18.48	$19.19	$18.68	$18.63	$14.97
Total ReturnD,E	(3.70)%	3.15%	1.58%	25.71%	7.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.98%	1.97%	2.00%	2.04%	2.06%
Expenses net of fee waivers, if any	1.98%	1.97%	2.00%	2.04%	2.06%
Expenses net of all reductions	1.98%	1.96%	2.00%	2.01%	2.05%
Net investment income (loss)	.17%	- %H	.60%C	.35%	.46%
Supplemental Data
Net assets, end of period (in millions)	$206	$251	$243	$264	$246
Portfolio turnover rateI	31%	34%	40%	50%	34%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$19.91	$19.80	$15.90	$14.87
Income from Investment Operations
Net investment income (loss)A	.24	.21	.33B	.24	.23
Net realized and unrealized gain (loss)	(.78)	.63	.18	3.98	1.05
Total from investment operations	(.54)	.84	.51	4.22	1.28
Distributions from net investment income	(.19)	(.26)	(.23)	(.26)	(.25)
Distributions from net realized gain	–	(.02)	(.17)	(.06)	–
Total distributions	(.19)	(.29)C	(.40)	(.32)	(.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$19.73	$20.46	$19.91	$19.80	$15.90
Total ReturnE	(2.69)%	4.24%	2.60%	27.03%	8.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.94%	.97%	.99%	1.00%
Expenses net of fee waivers, if any	.94%	.94%	.97%	.99%	1.00%
Expenses net of all reductions	.94%	.94%	.97%	.97%	.99%
Net investment income (loss)	1.21%	1.03%	1.63%B	1.39%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$757	$747	$648	$636	$546
Portfolio turnover rateH	31%	34%	40%	50%	34%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Diversified International Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$20.46	$19.93	$19.81	$18.54
Income from Investment Operations
Net investment income (loss)B	.27	.24	.36C	.03
Net realized and unrealized gain (loss)	(.78)	.61	.19	1.24
Total from investment operations	(.51)	.85	.55	1.27
Distributions from net investment income	(.22)	(.30)	(.26)	–
Distributions from net realized gain	–	(.02)	(.17)	–
Total distributions	(.22)	(.32)	(.43)	–
Redemption fees added to paid in capitalB	–D	–D	–D	–
Net asset value, end of period	$19.73	$20.46	$19.93	$19.81
Total ReturnE,F	(2.54)%	4.34%	2.81%	6.85%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.79%	.81%	.83%I
Expenses net of fee waivers, if any	.79%	.79%	.81%	.83%I
Expenses net of all reductions	.79%	.78%	.81%	.80%I
Net investment income (loss)	1.36%	1.18%	1.79%C	.77%I
Supplemental Data
Net assets, end of period (000 omitted)	$92,860	$82,925	$24,050	$107
Portfolio turnover rateJ	31%	34%	40%	50%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$369,394
Gross unrealized depreciation	(122,288)
Net unrealized appreciation (depreciation) on securities	$247,106
Tax Cost	$1,640,133

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$22,247
Capital loss carryforward	$(2,594,654)
Net unrealized appreciation (depreciation) on securities and other investments	$246,876

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(2,594,654)
Total capital loss carryforward	$(2,594,654)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$12,902	$ 20,879

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(649) and a change in net unrealized appreciation (depreciation) of $(439) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $581,142 and $589,900, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,530	$1
Class T	.25%	.25%	1,230	–(a)
Class B	.75%	.25%	55	41
Class C	.75%	.25%	2,263	167
			$5,078	$209

 (a) In the amount of less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$73
Class T	18
Class B(a)	1
Class C(a)	11
$103

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,430.23
Class T	601.24
Class B	16.29
Class C	536.24
Class I	1,546.20
Class Z	41.05
	$4,170

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $386. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $60 for the period.

In addition, during the period the investment advisor reimbursed and/or waived a portion of fund-level operating expenses in the amount of $15.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$4,188	$7,030
Class T	941	2,091
Class C	–	706
Class I	6,836	8,555
Class Z	937	356
Total	$12,902	$18,738
From net realized gain
Class A	$–	$727
Class T	–	317
Class B	–	21
Class C	–	280
Class I	–	770
Class Z	–	26
Total	$–	$2,141

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	4,511	6,331	$86,702	$128,828
Reinvestment of distributions	200	378	3,990	7,410
Shares redeemed	(7,981)	(9,229)	(153,400)	(183,333)
Net increase (decrease)	(3,270)	(2,520)	$(62,708)	$(47,095)
Class T
Shares sold	1,081	1,574	$20,518	$31,817
Reinvestment of distributions	46	120	909	2,332
Shares redeemed	(3,108)	(2,697)	(59,258)	(53,711)
Net increase (decrease)	(1,981)	(1,003)	$(37,831)	$(19,562)
Class B
Shares sold	3	20	$57	$400
Reinvestment of distributions	–	1	–	19
Shares redeemed	(578)	(467)	(10,435)	(9,077)
Net increase (decrease)	(575)	(446)	$(10,378)	$(8,658)
Class C
Shares sold	1,039	2,044	$19,189	$40,003
Reinvestment of distributions	–	44	–	826
Shares redeemed	(2,956)	(2,036)	(54,266)	(39,156)
Net increase (decrease)	(1,917)	52	$(35,077)	$1,673
Class I
Shares sold	16,017	13,465	$309,300	$273,323
Reinvestment of distributions	284	415	5,760	8,253
Shares redeemed	(14,428)	(9,912)	(283,183)	(200,987)
Net increase (decrease)	1,873	3,968	$31,877	$80,589
Class Z
Shares sold	1,247	3,275	$24,679	$65,174
Reinvestment of distributions	46	19	937	382
Shares redeemed	(639)	(449)	(12,499)	(9,238)
Net increase (decrease)	654	2,845	$13,117	$56,318

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Diversified International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Fidelity Advisor Series VIII

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.22%
Actual		$1,000.00	$1,006.80	$6.15
Hypothetical-C		$1,000.00	$1,019.00	$6.19
Class T	1.48%
Actual		$1,000.00	$1,005.20	$7.46
Hypothetical-C		$1,000.00	$1,017.70	$7.51
Class C	1.97%
Actual		$1,000.00	$1,002.70	$9.92
Hypothetical-C		$1,000.00	$1,015.23	$9.98
Class I	.94%
Actual		$1,000.00	$1,008.20	$4.75
Hypothetical-C		$1,000.00	$1,020.41	$4.77
Class Z	.79%
Actual		$1,000.00	$1,008.70	$3.99
Hypothetical-C		$1,000.00	$1,021.17	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Diversified International Fund
Class A	12/12/16	12/09/16	$0.187	$0.046
Class T	12/12/16	12/09/16	$0.128	$0.046
Class C	12/12/16	12/09/16	$0.031	$0.046
Class I	12/12/16	12/09/16	$0.249	$0.046
Class Z	12/12/16	12/09/16	$0.280	$0.046

Class A designates 10%, Class T designates 17%, Class I designates 7%, and Class Z designates 7% of the dividends distributed in December 2015, respectively, as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/07/15	$0.1489	$0.0219
Class T	12/07/15	$0.0919	$0.0219
Class B	12/07/15	$0.0000	$0.0000
Class C	12/07/15	$0.0000	$0.0000
Class I	12/07/15	$0.2069	$0.0219
Class Z	12/07/15	$0.2379	$0.0219

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ADIF-ANN-1216
1.728709.117

Fidelity Advisor® Emerging Asia Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.80%	3.90%	7.14%
Class T (incl. 3.50% sales charge)	2.89%	4.07%	7.08%
Class C (incl. contingent deferred sales charge)	5.14%	4.35%	6.97%
Class I	7.27%	5.45%	8.09%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Period Ending Values
$19,922	Fidelity Advisor® Emerging Asia Fund - Class A
$17,180	MSCI AC (All Country) Asia ex Japan Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Colin Chickles, who managed the fund for most of the period  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 6 to 7%, mostly outperforming the 6.59% return of the MSCI AC (All Country) Asia ex Japan Index. Versus the benchmark, stock picks in the consumer staples, information technology and energy sectors helped most. Geographically, our picks in India added value. A zero weighting in China-based online search company Baidu was the fund’s top contributor. We correctly forecast that the firm’s revenue from medical ads would weaken. Also helping were an overweighting in India’s Yes Bank and out-of-index stakes in India’s Petronet LNG and Kweichow Moutai, a China-based maker of the distilled spirit baijiu. Conversely, picks in materials weighed on relative results. Taiwan and China were detractors from a regional perspective. Not owning Telekomunikasi Indonesia, a state-owned telecom services provider, detracted, as did a non-benchmark stake in PAX Global Technology, a Hong Kong-listed, China-based provider of electronic point-of-sale devices. An overweighting in Taiwan’s Fubon Financial Holding also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Effective September 29, 2016, John Dance became Lead Portfolio Manager, joining Colin Chickles, who is retiring at the end of 2016.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd.	5.5	4.4
Tencent Holdings Ltd.	5.4	4.0
Samsung Electronics Co. Ltd.	5.2	5.0
Alibaba Group Holding Ltd. sponsored ADR	3.9	2.1
AIA Group Ltd.	2.7	2.8
China Mobile Ltd.	2.5	1.4
China Construction Bank Corp. (H Shares)	2.1	2.4
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1.9	1.8
Housing Development Finance Corp. Ltd.	1.5	0.0
Power Assets Holdings Ltd.	1.3	0.7
	32.0

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.5	23.0
Financials	17.6	31.6
Consumer Discretionary	9.8	9.4
Consumer Staples	6.9	5.7
Telecommunication Services	5.9	5.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	96.9%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

As of April 30, 2016
Stocks	99.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 0.3%
Beacon Lighting Group Ltd.	122,049	$157,368
Woodside Petroleum Ltd.	26,919	580,941

TOTAL AUSTRALIA		738,309

Bermuda - 3.8%
Brilliance China Automotive Holdings Ltd.	718,000	852,651
Cheung Kong Infrastructure Holdings Ltd.	279,000	2,286,163
Hongkong Land Holdings Ltd.	275,100	1,843,170
Man Wah Holdings Ltd.	1,605,200	1,065,918
PAX Global Technology Ltd.	618,000	386,472
Skyworth Digital Holdings Ltd.	1,507,448	975,739
Tai Cheung Holdings Ltd.	262,000	223,301
Vtech Holdings Ltd.	116,100	1,425,137

TOTAL BERMUDA		9,058,551

Cayman Islands - 15.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	91,100	9,263,959
Cheung Kong Property Holdings Ltd.	361,000	2,674,143
China State Construction International Holdings Ltd.	970,000	1,418,313
ChinaCache International Holdings Ltd. sponsored ADR (a)	16,300	54,768
Ctrip.com International Ltd. ADR (a)	48,300	2,132,445
Haitian International Holdings Ltd.	408,000	841,720
International Housewares Retail Co. Ltd.	2,593,000	518,229
JD.com, Inc. sponsored ADR (a)	66,200	1,717,890
Lee & Man Paper Manufacturing Ltd.	832,000	625,431
Lee's Pharmaceutical Holdings Ltd.	305,000	264,669
Longfor Properties Co. Ltd.	1,103,000	1,464,874
MGM China Holdings Ltd.	884,000	1,463,540
SITC International Holdings Co. Ltd.	1,405,000	831,527
TCC International Holdings Ltd.	700,000	177,808
Tencent Holdings Ltd.	480,300	12,729,072
Xingda International Holdings Ltd.	1,765,000	732,804
Xinyi Glass Holdings Ltd.	456,000	392,173

TOTAL CAYMAN ISLANDS		37,303,365

China - 10.1%
Aluminum Corp. of China Ltd. (H Shares) (a)	1,670,000	620,149
BBMG Corp. (H Shares)	4,684,000	1,715,231
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	774,000	235,527
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	435,000	300,636
China Construction Bank Corp. (H Shares)	6,896,000	5,050,484
China Pacific Insurance (Group) Co. Ltd. (H Shares)	644,200	2,329,920
China Telecom Corp. Ltd. (H Shares)	4,562,000	2,358,778
Huaneng Renewables Corp. Ltd. (H Shares)	4,720,000	1,588,437
Huangshan Tourism Development Co. Ltd.	118,050	161,610
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	404,404	2,753,800
Kweichow Moutai Co. Ltd. (A Shares)	47,883	2,246,879
PICC Property & Casualty Co. Ltd. (H Shares)	1,279,060	2,071,419
Shenzhen Expressway Co. (H Shares)	910,000	914,042
Tong Ren Tang Technologies Co. Ltd. (H Shares)	143,000	261,088
Weifu High-Technology Co. Ltd. (B Shares)	49,400	116,692
Zhengzhou Yutong Bus Co. Ltd.	365,660	1,162,958

TOTAL CHINA		23,887,650

Hong Kong - 11.9%
AIA Group Ltd.	1,010,600	6,378,512
China Mobile Ltd.	523,000	5,991,694
China Resources Beer Holdings Co. Ltd.	624,000	1,327,565
CNOOC Ltd. sponsored ADR (b)	17,100	2,145,708
CSPC Pharmaceutical Group Ltd.	1,326,000	1,374,634
Dah Sing Banking Group Ltd.	185,600	335,995
Dah Sing Financial Holdings Ltd.	34,000	231,035
HKT Trust/HKT Ltd. unit	1,677,500	2,305,723
Hysan Development Co. Ltd.	327,000	1,509,448
Magnificent Hotel Investment Ltd.	1,896,000	44,494
Power Assets Holdings Ltd.	315,000	2,962,943
Sino Land Ltd.	624,000	1,062,052
Techtronic Industries Co. Ltd.	599,000	2,255,262

TOTAL HONG KONG		27,925,065

India - 14.7%
Adani Ports & Special Economic Zone	188,680	868,366
Apollo Tyres Ltd. (a)	204,979	620,418
Asian Paints Ltd.	115,332	1,849,829
Axis Bank Ltd.	146,498	1,069,326
Bajaj Corp. Ltd.	95,057	579,772
Bharat Petroleum Corp. Ltd.	116,417	1,167,653
Bharti Infratel Ltd.	226,094	1,171,559
CCL Products (India) Ltd. (a)	31,853	119,379
Coal India Ltd.	143,144	696,992
Exide Industries Ltd. (a)	44,658	131,051
Havells India Ltd.	230,910	1,409,232
HCL Technologies Ltd.	79,888	913,966
HDFC Bank Ltd.	74,336	1,661,114
Housing Development Finance Corp. Ltd.	164,230	3,426,390
Indian Oil Corp. Ltd.	299,318	1,451,596
Indraprastha Gas Ltd. (a)	104,712	1,349,999
Page Industries Ltd.	4,445	1,096,356
Petronet LNG Ltd.	357,355	2,082,883
Power Finance Corp. Ltd.	511,414	951,444
Power Grid Corp. of India Ltd.	343,459	905,690
Redington India Ltd.	147,398	232,127
Reliance Industries Ltd.	186,210	2,944,920
Rural Electrification Corp. Ltd.	351,675	711,201
Sun Pharmaceutical Industries Ltd.	246,963	2,752,283
Tata Motors Ltd. (a)	258,528	2,081,232
Torrent Pharmaceuticals Ltd.	42,478	901,231
UPL Ltd. (a)	78,289	818,975
Vakrangee Ltd. (a)	70,493	266,467
VST Industries Ltd. (a)	8,218	292,307

TOTAL INDIA		34,523,758

Indonesia - 3.9%
PT Adaro Energy Tbk	3,912,100	475,221
PT Bank Central Asia Tbk	2,210,800	2,630,493
PT Bank Rakyat Indonesia Tbk	2,470,000	2,309,473
PT Gudang Garam Tbk	451,700	2,350,585
PT Indofood Sukses Makmur Tbk	2,038,900	1,328,223

TOTAL INDONESIA		9,093,995

Israel - 0.4%
Sarine Technologies Ltd.	820,400	961,187
Japan - 1.1%
KDDI Corp.	47,200	1,434,558
Olympus Corp.	35,600	1,273,005

TOTAL JAPAN		2,707,563

Korea (South) - 11.5%
AMOREPACIFIC Group, Inc.	8,774	1,135,341
BGFretail Co. Ltd.	9,879	1,502,897
Hyundai Fire & Marine Insurance Co. Ltd.	35,903	1,109,653
Hyundai Motor Co.	18,522	2,267,164
KEPCO Plant Service & Engineering Co. Ltd.	21,486	1,031,323
Kiwoom Securities Co. Ltd.	9,879	574,383
Korea Electric Power Corp.	45,688	1,977,349
Korea Petro Chemical Industries Co. Ltd.	2,470	441,629
Korea Zinc Co. Ltd.	2,642	1,051,021
LG Household & Health Care Ltd.	1,997	1,431,723
LS Industrial Systems Ltd.	18,400	629,820
Medy-Tox, Inc.	2,626	933,991
Samsung Biologics Co. Ltd. (a)	377	44,828
Samsung Electronics Co. Ltd.	8,475	12,144,668
SK Telecom Co. Ltd.	3,790	743,282

TOTAL KOREA (SOUTH)		27,019,072

Malaysia - 1.3%
AEON Credit Service Bhd	35,500	124,737
Bursa Malaysia Bhd	106,600	219,807
Cahya Mata Sarawak Bhd	254,200	232,688
Glomac Bhd	78,900	14,482
Tenaga Nasional Bhd	504,400	1,724,218
YTL Power International Bhd	2,099,900	765,875

TOTAL MALAYSIA		3,081,807

Netherlands - 0.9%
Gree Electric Appliances, Inc. of Zhuhai ELS (A Shares)(BNP Paribas Warrants Program) warrants 12/2/16 (a)(c)	373,300	1,234,092
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (A Shares) (BNP Paribas Warrant Program) warrants 11/27/17 (a)(c)	262,800	951,786

TOTAL NETHERLANDS		2,185,878

Philippines - 0.9%
Alliance Global Group, Inc.	396,800	116,837
Ayala Land, Inc.	1,375,800	1,029,801
Robinsons Land Corp.	483,000	308,672
Security Bank Corp.	122,126	555,789

TOTAL PHILIPPINES		2,011,099

Singapore - 1.5%
Boustead Singapore Ltd.	178,048	114,539
CWT Ltd.	82,000	116,406
Mapletree Industrial (REIT)	647,593	800,618
Sheng Siong Group Ltd.	1,334,100	1,002,073
UOL Group Ltd.	278,800	1,136,242
Wing Tai Holdings Ltd.	272,000	331,385

TOTAL SINGAPORE		3,501,263

Taiwan - 15.3%
Advanced Semiconductor Engineering, Inc.	1,263,000	1,485,364
Chinatrust Financial Holding Co. Ltd.	36,960	19,929
CTCI Corp.	579,000	851,187
E.SUN Financial Holdings Co. Ltd.	3,117,122	1,774,659
ECLAT Textile Co. Ltd.	92,000	1,047,560
Fubon Financial Holding Co. Ltd.	1,505,000	2,138,510
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,674,035	4,529,083
Largan Precision Co. Ltd.	14,000	1,658,499
Micro-Star International Co. Ltd.	429,000	1,236,852
Nien Made Enterprise Co. Ltd.	152,000	1,764,499
PChome Online, Inc.	81,099	882,280
Pou Chen Corp.	1,004,000	1,359,748
Taiwan Semiconductor Manufacturing Co. Ltd.	2,168,393	13,025,271
Unified-President Enterprises Corp.	1,069,000	2,071,646
Vanguard International Semiconductor Corp.	440,000	898,742
Voltronic Power Technology Corp.	79,000	1,187,687

TOTAL TAIWAN		35,931,516

Thailand - 1.8%
Delta Electronics PCL (For. Reg.)	118,500	265,494
Intouch Holdings PCL (For. Reg.)	21,548	32,595
Kasikornbank PCL (For. Reg.)	432,700	2,124,136
PTT Global Chemical PCL (For. Reg.)	411,800	705,187
Thai Beverage PCL	1,745,300	1,210,576

TOTAL THAILAND		4,337,988

United Kingdom - 0.7%
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (a)(c)	171,243	1,760,246
United States of America - 1.0%
China Biologic Products, Inc. (a)	9,100	1,074,801
Cognizant Technology Solutions Corp. Class A (a)	24,100	1,237,535

TOTAL UNITED STATES OF AMERICA		2,312,336

TOTAL COMMON STOCKS
(Cost $190,137,112)		228,340,648
	Principal Amount(d)	Value

Nonconvertible Bonds - 0.1%
India - 0.1%
NTPC Ltd. 8.49% 3/25/25 (Cost $123,312)	615,670	122,105
	Shares	Value

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.41% (e)	6,102,713	6,104,544
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	364,786	364,859
TOTAL MONEY MARKET FUNDS
(Cost $6,469,346)		6,469,403
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $196,729,770)		234,932,156
NET OTHER ASSETS (LIABILITIES) - 0.3%		687,512
NET ASSETS - 100%		$235,619,668

Currency Abbreviations

INR – Indian rupee

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,946,124 or 1.7% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,872
Fidelity Securities Lending Cash Central Fund	9,717
Total	$16,589

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$22,954,843	$22,954,843	$--	$--
Consumer Staples	16,598,966	16,598,966	--	--
Energy	11,660,453	11,660,453	--	--
Financials	41,744,533	36,137,295	4,373,146	1,234,092
Health Care	11,634,330	11,589,502	44,828	--
Industrials	12,641,241	12,641,241	--	--
Information Technology	62,635,756	35,396,049	27,239,707	--
Materials	8,237,948	8,237,948	--	--
Real Estate	12,398,188	12,398,188	--	--
Telecommunication Services	14,038,189	5,868,655	8,169,534	--
Utilities	13,796,201	11,818,852	1,977,349	--
Corporate Bonds	122,105	--	122,105	--
Money Market Funds	6,469,403	6,469,403	--	--
Total Investments in Securities:	$234,932,156	$191,771,395	$41,926,669	$1,234,092

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$66,984,555

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $351,344) — See accompanying schedule: Unaffiliated issuers (cost $190,260,424)	$228,462,753
Fidelity Central Funds (cost $6,469,346)	6,469,403
Total Investments (cost $196,729,770)		$234,932,156
Foreign currency held at value (cost $812,784)		813,398
Receivable for investments sold		2,964,007
Receivable for fund shares sold		172,918
Dividends receivable		92,079
Interest receivable		474
Distributions receivable from Fidelity Central Funds		2,712
Prepaid expenses		612
Other receivables		131,008
Total assets		239,109,364
Liabilities
Payable for investments purchased	$2,409,408
Payable for fund shares redeemed	279,637
Accrued management fee	140,440
Distribution and service plan fees payable	77,454
Other affiliated payables	60,645
Other payables and accrued expenses	157,412
Collateral on securities loaned, at value	364,700
Total liabilities		3,489,696
Net Assets		$235,619,668
Net Assets consist of:
Paid in capital		$204,246,518
Undistributed net investment income		1,591,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,312,328)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,093,677
Net Assets		$235,619,668
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($119,449,318 ÷ 3,947,594 shares)		$30.26
Maximum offering price per share (100/94.25 of $30.26)		$32.11
Class T:
Net Asset Value and redemption price per share ($35,790,561 ÷ 1,217,764 shares)		$29.39
Maximum offering price per share (100/96.50 of $29.39)		$30.46
Class C:
Net Asset Value and offering price per share ($43,016,138 ÷ 1,562,912 shares)(a)		$27.52
Class I:
Net Asset Value, offering price and redemption price per share ($37,363,651 ÷ 1,198,032 shares)		$31.19

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$6,373,113
Interest		9,912
Income from Fidelity Central Funds		16,589
Income before foreign taxes withheld		6,399,614
Less foreign taxes withheld		(627,925)
Total income		5,771,689
Expenses
Management fee	$1,647,931
Transfer agent fees	607,544
Distribution and service plan fees	919,272
Accounting and security lending fees	122,520
Custodian fees and expenses	182,477
Independent trustees' fees and expenses	1,030
Registration fees	67,917
Audit	112,870
Legal	1,084
Interest	849
Miscellaneous	1,969
Total expenses before reductions	3,665,463
Expense reductions	(2,886)	3,662,577
Net investment income (loss)		2,109,112
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(7,676,594)
Fidelity Central Funds	1,155
Foreign currency transactions	(10,524)
Total net realized gain (loss)		(7,685,963)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $47,353)	18,723,566
Assets and liabilities in foreign currencies	(5,637)
Total change in net unrealized appreciation (depreciation)		18,717,929
Net gain (loss)		11,031,966
Net increase (decrease) in net assets resulting from operations		$13,141,078

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,109,112	$2,639,231
Net realized gain (loss)	(7,685,963)	3,695,951
Change in net unrealized appreciation (depreciation)	18,717,929	(25,581,869)
Net increase (decrease) in net assets resulting from operations	13,141,078	(19,246,687)
Distributions to shareholders from net investment income	(1,665,857)	(1,398,621)
Distributions to shareholders from net realized gain	(2,157,468)	(15,842,060)
Total distributions	(3,823,325)	(17,240,681)
Share transactions - net increase (decrease)	(43,770,710)	4,069,053
Redemption fees	18,916	145,305
Total increase (decrease) in net assets	(34,434,041)	(32,273,010)
Net Assets
Beginning of period	270,053,709	302,326,719
End of period	$235,619,668	$270,053,709
Other Information
Undistributed net investment income end of period	$1,591,801	$1,204,748

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$28.75	$32.05	$31.34	$28.87	$28.70
Income from Investment Operations
Net investment income (loss)A	.29	.31	.30	.30	.34
Net realized and unrealized gain (loss)	1.67	(1.76)	2.00B	2.59	1.37
Total from investment operations	1.96	(1.45)	2.30	2.89	1.71
Distributions from net investment income	(.22)	(.18)	(.26)	(.33)	(.31)
Distributions from net realized gain	(.23)	(1.67)	(1.33)	(.09)	(1.23)
Total distributions	(.45)	(1.86)C	(1.59)	(.42)	(1.54)
Redemption fees added to paid in capitalA	–D	.01	–D	–D	–D
Net asset value, end of period	$30.26	$28.75	$32.05	$31.34	$28.87
Total ReturnE,F	6.95%	(4.78)%	7.70%B	10.10%	6.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.42%	1.37%	1.42%	1.41%	1.42%
Expenses net of fee waivers, if any	1.42%	1.37%	1.42%	1.41%	1.42%
Expenses net of all reductions	1.42%	1.36%	1.42%	1.38%	1.38%
Net investment income (loss)	1.03%	1.00%	.96%	.99%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$119,449	$125,528	$145,184	$155,104	$160,427
Portfolio turnover rateI	75%	70%	91%	95%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 8.29%.

 C Total distributions of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$27.93	$31.17	$30.53	$28.13	$27.98
Income from Investment Operations
Net investment income (loss)A	.20	.21	.20	.20	.25
Net realized and unrealized gain (loss)	1.62	(1.71)	1.94B	2.54	1.33
Total from investment operations	1.82	(1.50)	2.14	2.74	1.58
Distributions from net investment income	(.13)	(.08)	(.17)	(.25)	(.20)
Distributions from net realized gain	(.23)	(1.67)	(1.33)	(.09)	(1.23)
Total distributions	(.36)	(1.75)	(1.50)	(.34)	(1.43)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$29.39	$27.93	$31.17	$30.53	$28.13
Total ReturnD,E	6.62%	(5.05)%	7.34%B	9.80%	6.04%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.72%	1.68%	1.73%	1.70%	1.70%
Expenses net of fee waivers, if any	1.72%	1.68%	1.73%	1.70%	1.70%
Expenses net of all reductions	1.72%	1.67%	1.73%	1.67%	1.67%
Net investment income (loss)	.72%	.69%	.66%	.70%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$35,791	$37,720	$44,563	$47,620	$49,359
Portfolio turnover rateH	75%	70%	91%	95%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18. Excluding this amount, the total return would have been 7.93%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$26.17	$29.30	$28.78	$26.53	$26.44
Income from Investment Operations
Net investment income (loss)A	.07	.07	.06	.07	.13
Net realized and unrealized gain (loss)	1.52	(1.59)	1.82B	2.39	1.25
Total from investment operations	1.59	(1.52)	1.88	2.46	1.38
Distributions from net investment income	(.01)	–	(.03)	(.12)	(.06)
Distributions from net realized gain	(.23)	(1.62)	(1.33)	(.09)	(1.23)
Total distributions	(.24)	(1.62)	(1.36)	(.21)	(1.29)
Redemption fees added to paid in capitalA	–C	.01	–C	–C	–C
Net asset value, end of period	$27.52	$26.17	$29.30	$28.78	$26.53
Total ReturnD,E	6.14%	(5.46)%	6.85%B	9.33%	5.57%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.16%	2.11%	2.17%	2.16%	2.16%
Expenses net of fee waivers, if any	2.16%	2.11%	2.17%	2.16%	2.16%
Expenses net of all reductions	2.16%	2.10%	2.17%	2.12%	2.13%
Net investment income (loss)	.29%	.26%	.22%	.24%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$43,016	$51,651	$57,226	$61,824	$67,074
Portfolio turnover rateH	75%	70%	91%	95%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17. Excluding this amount, the total return would have been 7.44%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Asia Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$29.63	$33.00	$32.24	$29.67	$29.49
Income from Investment Operations
Net investment income (loss)A	.39	.41	.40	.40	.44
Net realized and unrealized gain (loss)	1.72	(1.81)	2.04B	2.68	1.39
Total from investment operations	2.11	(1.40)	2.44	3.08	1.83
Distributions from net investment income	(.32)	(.31)	(.35)	(.41)	(.42)
Distributions from net realized gain	(.23)	(1.67)	(1.33)	(.09)	(1.23)
Total distributions	(.55)	(1.98)	(1.68)	(.51)C	(1.65)
Redemption fees added to paid in capitalA	–D	.01	–D	–D	–D
Net asset value, end of period	$31.19	$29.63	$33.00	$32.24	$29.67
Total ReturnE	7.27%	(4.47)%	7.98%B	10.47%	6.64%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.11%	1.07%	1.12%	1.11%	1.11%
Expenses net of fee waivers, if any	1.11%	1.07%	1.12%	1.11%	1.11%
Expenses net of all reductions	1.11%	1.06%	1.12%	1.08%	1.08%
Net investment income (loss)	1.34%	1.30%	1.26%	1.29%	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$37,364	$51,569	$48,693	$36,310	$40,026
Portfolio turnover rateH	75%	70%	91%	95%	95%

 A Calculated based on average shares outstanding during the period.

 B In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19. Excluding this amount, the total return would have been 8.57%.

 C Total distribution of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$45,576,891
Gross unrealized depreciation	(7,698,130)
Net unrealized appreciation (depreciation) on securities	$37,878,761

Tax Cost	$197,053,395

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,089,968
Capital loss carryforward	$(8,486,869)
Net unrealized appreciation (depreciation) on securities and other investments	$37,817,639

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,920,300)
Long-term	(566,569)
Total capital loss carryforward	$(8,486,869)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$1,665,858	$ 2,726,802
Long-term Capital Gains	2,157,469	14,513,879
Total	$3,823,327	$ 17,240,681

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $176,985,791 and $225,994,560, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$286,263	$–
Class T	.25%	.25%	173,680	298
Class B	.75%	.25%	18,617	13,963
Class C	.75%	.25%	440,712	32,552
			$919,272	$ 46,813

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,167
Class T	4,903
Class B(a)	1,118
Class C(a)	2,511
$25,699

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$299,800.26
Class T	110,100.32
Class B	5,258.28
Class C	110,615.25
Class I	81,771.20
	$607,544

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $389 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,373,250.60%		$849

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $600 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,717, including $14 from securities loaned to FCM. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,079 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,807.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$942,866	$822,279
Class T	171,419	110,077
Class C	15,517	–
Class I	536,055	466,265
Total	$1,665,857	$1,398,621
From net realized gain
Class A	$985,723	$7,521,830
Class T	305,631	2,362,422
Class B	29,826	322,901
Class C	446,122	3,108,927
Class I	390,166	2,525,980
Total	$2,157,468	$15,842,060

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	409,769	687,127	$11,440,878	$21,712,763
Reinvestment of distributions	63,044	249,985	1,757,042	7,544,560
Shares redeemed	(891,153)	(1,101,494)	(24,755,117)	(33,216,845)
Net increase (decrease)	(418,340)	(164,382)	$(11,557,197)	$(3,959,522)
Class T
Shares sold	83,224	134,384	$2,281,494	$4,095,325
Reinvestment of distributions	17,276	82,920	469,050	2,437,846
Shares redeemed	(233,191)	(296,419)	(6,271,543)	(8,755,323)
Net increase (decrease)	(132,691)	(79,115)	$(3,520,999)	$(2,222,152)
Class B
Shares sold	862	4,883	$22,474	$142,572
Reinvestment of distributions	1,009	10,090	26,127	283,216
Shares redeemed	(136,850)	(104,780)	(3,430,006)	(2,930,407)
Net increase (decrease)	(134,979)	(89,807)	$(3,381,405)	$(2,504,619)
Class C
Shares sold	99,964	485,886	$2,569,333	$14,051,553
Reinvestment of distributions	15,928	98,091	406,480	2,712,206
Shares redeemed	(526,702)	(563,292)	(13,175,793)	(15,169,240)
Net increase (decrease)	(410,810)	20,685	$(10,199,980)	$1,594,519
Class I
Shares sold	339,115	1,486,922	$9,694,721	$48,941,250
Reinvestment of distributions	25,883	81,888	741,553	2,540,162
Shares redeemed	(907,526)	(1,303,858)	(25,547,403)	(40,320,585)
Net increase (decrease)	(542,528)	264,952	$(15,111,129)	$11,160,827

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Emerging Asia Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.39%
Actual		$1,000.00	$1,100.00	$7.34
Hypothetical-C		$1,000.00	$1,018.15	$7.05
Class T	1.70%
Actual		$1,000.00	$1,098.30	$8.97
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.13%
Actual		$1,000.00	$1,095.50	$11.22
Hypothetical-C		$1,000.00	$1,014.43	$10.79
Class I	1.08%
Actual		$1,000.00	$1,101.70	$5.71
Hypothetical-C		$1,000.00	$1,019.71	$5.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Emerging Asia Fund
Class A	12/12/16	12/09/16	$0.244	$0.067
Class T	12/12/16	12/09/16	$0.178	$0.067
Class I	12/12/16	12/09/16	$0.307	$0.067
Class C	12/12/16	12/09/16	$0.076	$0.067

Class C designates 1% of the dividend distributed in December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class C, Class I, and Class T designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Asia Fund
Class A	12/07/15	$0.3016	$0.0816
Class T	12/07/15	$0.2106	$0.0816
Class I	12/07/15	$0.3976	$0.0816
Class C	12/07/15	$0.0896	$0.0816

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and Class I ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEA-ANN-1216
1.703376.119

Fidelity Advisor® Emerging Markets Fund Class A, Class T, Class C, Class I and Class Z Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.39%	0.94%	1.73%
Class T (incl. 3.50% sales charge)	3.56%	1.15%	1.71%
Class C (incl. contingent deferred sales charge)	5.74%	1.37%	1.57%
Class I	7.93%	2.48%	2.67%
Class Z	8.09%	2.58%	2.72%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$11,870	Fidelity Advisor® Emerging Markets Fund - Class A
$14,551	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes (excluding sales charges, if applicable) recorded gains of about 7% to 8%, lagging the 9.67% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, sector allocation undercut favorable stock selection, especially an overweighting in consumer staples and an underweighting in energy. Health care was a mixed bag, with favorable stock picks offset by the negative impact of a large overweighting. Geographically, my picks in Brazil and India hurt relative performance. The fund’s largest relative detractor was Petroleo Brasileiro – also known as Petrobras – Brazil’s state-owned energy producer. We didn’t own Petrobras and so didn’t participate in this benchmark component’s 161% return. Other detractors included South Korea’s Samsung Electronics, a strong-performing, major index name we didn’t own for much of the period, and Brazilian bank Banco Bradesco, where our untimely ownership hurt. I sold Banco Bradesco by period end. Conversely, stock picking in consumer discretionary and financials added value. On a country basis, positioning in China helped. Our top relative contributor was a non-benchmark stake in Brazil-based Smiles, a firm that manages customer loyalty programs. The fund's holdings in two for-profit education companies, China-based TAL Education Group and Brazil’s Kroton Educacional, also proved timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.2	3.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2	3.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.4	0.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.2	1.6
Naspers Ltd. Class N (South Africa, Media)	2.3	2.0
	17.3

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.3	21.8
Financials	16.8	18.4
Consumer Staples	15.9	13.8
Consumer Discretionary	13.3	14.3
Industrials	8.2	9.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Cayman Islands	13.4	9.5
India	11.5	13.4
United States of America	9.8	10.2
Brazil	8.9	8.3
Korea (South)	7.8	5.5

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

As of April 30, 2016
Stocks	99.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Argentina - 1.1%
Banco Macro SA sponsored ADR	35,100	$2,675,673
Grupo Financiero Galicia SA sponsored ADR	77,000	2,397,780

TOTAL ARGENTINA		5,073,453

Australia - 0.9%
Amcor Ltd.	182,317	2,038,722
Sydney Airport unit	468,291	2,229,993

TOTAL AUSTRALIA		4,268,715

Belgium - 0.5%
Anheuser-Busch InBev SA NV	18,100	2,077,333
Bermuda - 2.8%
Axalta Coating Systems (a)	80,100	2,012,112
Cheung Kong Infrastructure Holdings Ltd.	264,000	2,163,251
China Gas Holdings Ltd.	1,513,000	2,305,918
China Resource Gas Group Ltd.	796,000	2,499,191
Credicorp Ltd. (United States)	24,114	3,585,270

TOTAL BERMUDA		12,565,742

Brazil - 5.4%
BB Seguridade Participacoes SA	302,100	3,041,821
CCR SA	463,300	2,518,250
Cielo SA	332,286	3,372,828
Kroton Educacional SA	616,500	3,070,912
Odontoprev SA	508,700	1,912,406
Qualicorp SA	377,300	2,427,864
Smiles SA	128,700	2,349,017
Ultrapar Participacoes SA	146,000	3,308,327
Weg SA	494,730	2,727,835

TOTAL BRAZIL		24,729,260

Cayman Islands - 13.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	143,500	14,592,515
Baidu.com, Inc. sponsored ADR (a)	43,900	7,764,154
Ctrip.com International Ltd. ADR (a)	88,800	3,920,520
NetEase, Inc. ADR	16,900	4,343,131
New Oriental Education & Technology Group, Inc. sponsored ADR	59,700	2,992,761
Shenzhou International Group Holdings Ltd.	421,000	2,792,897
Sino Biopharmaceutical Ltd.	4,002,000	2,801,975
TAL Education Group ADR (a)(b)	31,000	2,524,640
Tencent Holdings Ltd.	720,200	19,086,978

TOTAL CAYMAN ISLANDS		60,819,571

China - 1.9%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	793,700	2,107,303
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	355,812	2,422,912
Kweichow Moutai Co. Ltd. (A Shares)	46,010	2,158,989
Shanghai International Airport Co. Ltd. (A Shares)	526,000	2,104,528

TOTAL CHINA		8,793,732

France - 0.5%
Dassault Systemes SA	25,853	2,047,343
Germany - 0.5%
Wirecard AG (b)	46,000	2,182,206
Hong Kong - 2.3%
AIA Group Ltd.	379,200	2,393,362
CSPC Pharmaceutical Group Ltd.	2,780,000	2,881,962
Guangdong Investment Ltd.	1,812,000	2,738,251
Techtronic Industries Co. Ltd.	614,500	2,313,621

TOTAL HONG KONG		10,327,196

India - 10.7%
Amara Raja Batteries Ltd.	153,586	2,330,886
Asian Paints Ltd.	155,811	2,499,079
Colgate-Palmolive Ltd.	144,175	2,103,335
Divi's Laboratories Ltd.	123,255	2,364,935
Eicher Motors Ltd.	6,851	2,466,980
GlaxoSmithKline Consumer Healthcare Ltd.	23,595	2,150,259
Godrej Consumer Products Ltd.	109,360	2,638,033
HDFC Bank Ltd.	103,887	2,321,462
Hindustan Unilever Ltd.	210,629	2,641,331
Housing Development Finance Corp. Ltd.	281,256	5,867,946
IndusInd Bank Ltd.	123,227	2,216,427
ITC Ltd.	954,538	3,478,699
LIC Housing Finance Ltd.	291,640	2,547,816
Power Grid Corp. of India Ltd.	851,963	2,246,597
Sun Pharmaceutical Industries Ltd.	277,560	3,093,272
Tata Consultancy Services Ltd.	102,728	3,694,056
Titan Co. Ltd.	243,458	1,363,363
Zee Entertainment Enterprises Ltd.	310,531	2,422,363

TOTAL INDIA		48,446,839

Indonesia - 3.6%
PT ACE Hardware Indonesia Tbk	27,813,600	1,822,550
PT Bank Central Asia Tbk	3,232,500	3,846,150
PT Bank Rakyat Indonesia Tbk	3,869,400	3,617,925
PT Kalbe Farma Tbk	18,646,400	2,486,568
PT Matahari Department Store Tbk	1,847,400	2,552,068
PT Surya Citra Media Tbk	11,014,400	2,236,983

TOTAL INDONESIA		16,562,244

Israel - 0.5%
Frutarom Industries Ltd.	45,276	2,395,805
Kenya - 0.5%
Safaricom Ltd.	11,656,100	2,276,179
Korea (South) - 7.8%
AMOREPACIFIC Corp.	11,254	3,532,388
AMOREPACIFIC Group, Inc.	21,464	2,777,406
Coway Co. Ltd.	36,150	2,831,935
KT&G Corp.	32,718	3,232,453
LG Household & Health Care Ltd.	4,048	2,902,160
NAVER Corp.	6,373	4,775,202
Samsung Electronics Co. Ltd.	10,648	15,258,575

TOTAL KOREA (SOUTH)		35,310,119

Luxembourg - 0.5%
Eurofins Scientific SA	5,000	2,271,794
Mexico - 7.2%
Banregio Grupo Financiero S.A.B. de CV (b)	348,766	2,285,127
Embotelladoras Arca S.A.B. de CV	359,100	2,234,662
Fomento Economico Mexicano S.A.B. de CV unit	444,300	4,261,763
Gruma S.A.B. de CV Series B	195,475	2,712,201
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	266,221	2,573,193
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	166,790	2,652,880
Grupo Aeroportuario Norte S.A.B. de CV	361,200	2,101,538
Grupo Financiero Banorte S.A.B. de CV Series O	625,000	3,680,692
Kimberly-Clark de Mexico SA de CV Series A	1,127,800	2,432,100
Megacable Holdings S.A.B. de CV unit	595,984	2,166,871
Promotora y Operadora de Infraestructura S.A.B. de CV	214,945	2,402,935
Wal-Mart de Mexico SA de CV Series V	1,617,700	3,422,667

TOTAL MEXICO		32,926,629

Netherlands - 0.5%
Yandex NV Series A (a)	105,300	2,073,357
Philippines - 2.7%
Ayala Corp.	140,470	2,421,922
Ayala Land, Inc.	3,509,600	2,626,973
D&L Industries, Inc.	9,577,700	2,171,469
SM Investments Corp.	177,399	2,461,560
SM Prime Holdings, Inc.	4,452,100	2,472,904

TOTAL PHILIPPINES		12,154,828

Russia - 2.4%
Magnit OJSC	20,195	3,385,940
NOVATEK OAO GDR (Reg. S)	28,800	3,078,720
Sberbank of Russia (a)	1,998,360	4,651,481

TOTAL RUSSIA		11,116,141

South Africa - 7.4%
Aspen Pharmacare Holdings Ltd.	136,993	2,984,255
Bidcorp Ltd.	157,815	2,782,647
Capitec Bank Holdings Ltd.	53,500	2,717,901
Discovery Ltd.	318,462	2,721,526
FirstRand Ltd.	1,023,200	3,666,712
Mondi Ltd.	117,020	2,286,810
Naspers Ltd. Class N	63,800	10,692,991
Sanlam Ltd.	637,500	3,090,164
Shoprite Holdings Ltd.	197,600	2,916,281

TOTAL SOUTH AFRICA		33,859,287

Spain - 0.5%
Amadeus IT Holding SA Class A	49,900	2,355,442
Sweden - 0.5%
ASSA ABLOY AB (B Shares)	124,000	2,253,509
Switzerland - 1.0%
Nestle SA (Reg. S)	30,511	2,212,472
Sika AG	500	2,403,113

TOTAL SWITZERLAND		4,615,585

Taiwan - 6.0%
Advantech Co. Ltd.	274,000	2,233,471
ECLAT Textile Co. Ltd.	212,540	2,420,092
Largan Precision Co. Ltd.	31,000	3,672,392
Taiwan Semiconductor Manufacturing Co. Ltd.	3,155,000	18,951,696

TOTAL TAIWAN		27,277,651

Thailand - 2.0%
Airports of Thailand PCL (For. Reg.)	245,500	2,669,583
Bangkok Dusit Medical Services PCL (For. Reg.)	3,309,700	2,153,726
Minor International PCL (For. Reg.)	2,109,600	2,318,076
Thai Beverage PCL	2,766,500	1,918,902

TOTAL THAILAND		9,060,287

United Arab Emirates - 0.4%
DP World Ltd.	108,576	1,948,939
United Kingdom - 1.5%
British American Tobacco PLC (United Kingdom)	41,200	2,361,293
Imperial Tobacco Group PLC	45,537	2,204,688
NMC Health PLC	133,400	2,385,544

TOTAL UNITED KINGDOM		6,951,525

United States of America - 9.8%
A.O. Smith Corp.	46,800	2,113,956
Alphabet, Inc. Class C (a)	2,760	2,165,330
Amazon.com, Inc. (a)	2,600	2,053,532
American Tower Corp.	17,900	2,097,701
Amphenol Corp. Class A	35,111	2,314,868
China Biologic Products, Inc. (a)	20,000	2,362,200
Ecolab, Inc.	16,670	1,903,214
Facebook, Inc. Class A (a)	15,500	2,030,345
Gartner, Inc. (a)	21,600	1,858,464
International Flavors & Fragrances, Inc.	16,100	2,105,558
MasterCard, Inc. Class A	22,900	2,450,758
Mettler-Toledo International, Inc. (a)	5,280	2,133,542
Moody's Corp.	19,700	1,980,244
MSCI, Inc.	28,900	2,317,491
NIKE, Inc. Class B	39,500	1,982,110
Philip Morris International, Inc.	23,200	2,237,408
PPG Industries, Inc.	22,200	2,067,486
S&P Global, Inc.	17,500	2,132,375
TransDigm Group, Inc.	7,300	1,988,958
Visa, Inc. Class A	26,300	2,170,013
Yum! Brands, Inc.	25,100	2,165,628

TOTAL UNITED STATES OF AMERICA		44,631,181

TOTAL COMMON STOCKS
(Cost $376,440,757)		431,371,892

Preferred Stocks - 4.3%
Convertible Preferred Stocks - 0.8%
India - 0.8%
PC Jeweller Ltd. 13.00% (c)	20,810,176	3,751,335
Nonconvertible Preferred Stocks - 3.5%
Brazil - 3.5%
Ambev SA sponsored ADR	876,980	5,174,182
Itau Unibanco Holding SA	572,820	6,891,068
Itausa-Investimentos Itau SA (PN)	1,225,900	3,625,469
		15,690,719
TOTAL PREFERRED STOCKS
(Cost $17,843,722)		19,442,054

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 0.41% (d)	1,715,771	1,716,286
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	4,595,201	4,596,120
TOTAL MONEY MARKET FUNDS
(Cost $6,312,406)		6,312,406
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $400,596,885)		457,126,352
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(2,233,342)
NET ASSETS - 100%		$454,893,010

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,751,335 or 0.8% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$3,105,681

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,930
Fidelity Securities Lending Cash Central Fund	147,278
Total	$166,208

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$60,744,265	$56,992,930	$3,751,335	$--
Consumer Staples	72,056,895	67,483,130	4,573,765	--
Energy	6,387,047	6,387,047	--	--
Financials	76,693,804	69,720,861	6,972,943	--
Health Care	34,682,955	34,682,955	--	--
Industrials	37,545,523	35,292,014	2,253,509	--
Information Technology	119,393,124	81,354,450	38,038,674	--
Materials	21,883,368	21,883,368	--	--
Real Estate	7,197,578	7,197,578	--	--
Telecommunication Services	2,276,179	2,276,179	--	--
Utilities	11,953,208	11,953,208	--	--
Money Market Funds	6,312,406	6,312,406	--	--
Total Investments in Securities:	$457,126,352	$401,536,126	$55,590,226	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$85,752,553

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $4,438,724) — See accompanying schedule: Unaffiliated issuers (cost $394,284,479)	$450,813,946
Fidelity Central Funds (cost $6,312,406)	6,312,406
Total Investments (cost $400,596,885)		$457,126,352
Receivable for investments sold		5,409,535
Receivable for fund shares sold		3,919,506
Dividends receivable		512,538
Distributions receivable from Fidelity Central Funds		4,310
Prepaid expenses		1,154
Other receivables		6,811
Total assets		466,980,206
Liabilities
Payable for investments purchased	$3,904,753
Payable for fund shares redeemed	2,972,101
Accrued management fee	305,020
Distribution and service plan fees payable	80,947
Other affiliated payables	111,587
Other payables and accrued expenses	117,283
Collateral on securities loaned, at value	4,595,505
Total liabilities		12,087,196
Net Assets		$454,893,010
Net Assets consist of:
Paid in capital		$473,676,685
Undistributed net investment income		676,815
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(75,977,518)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		56,517,028
Net Assets		$454,893,010
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($118,091,606 ÷ 5,296,470 shares)		$22.30
Maximum offering price per share (100/94.25 of $22.30)		$23.66
Class T:
Net Asset Value and redemption price per share ($44,575,395 ÷ 2,011,972 shares)		$22.16
Maximum offering price per share (100/96.50 of $22.16)		$22.96
Class C:
Net Asset Value and offering price per share ($43,848,236 ÷ 2,051,549 shares)(a)		$21.37
Class I:
Net Asset Value, offering price and redemption price per share ($242,116,285 ÷ 10,788,588 shares)		$22.44
Class Z:
Net Asset Value, offering price and redemption price per share ($6,261,488 ÷ 279,010 shares)		$22.44

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$7,279,870
Income from Fidelity Central Funds		166,208
Income before foreign taxes withheld		7,446,078
Less foreign taxes withheld		(666,825)
Total income		6,779,253
Expenses
Management fee	$3,345,779
Transfer agent fees	1,035,797
Distribution and service plan fees	932,381
Accounting and security lending fees	218,331
Custodian fees and expenses	276,278
Independent trustees' fees and expenses	1,791
Registration fees	88,915
Audit	91,247
Legal	1,554
Miscellaneous	3,120
Total expenses before reductions	5,995,193
Expense reductions	(19,069)	5,976,124
Net investment income (loss)		803,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,861,735)
Fidelity Central Funds	1,490
Foreign currency transactions	(97,539)
Total net realized gain (loss)		(14,957,784)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $141,583)	45,579,213
Assets and liabilities in foreign currencies	1,792
Total change in net unrealized appreciation (depreciation)		45,581,005
Net gain (loss)		30,623,221
Net increase (decrease) in net assets resulting from operations		$31,426,350

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$803,129	$1,401,023
Net realized gain (loss)	(14,957,784)	(12,422,672)
Change in net unrealized appreciation (depreciation)	45,581,005	(41,643,776)
Net increase (decrease) in net assets resulting from operations	31,426,350	(52,665,425)
Distributions to shareholders from net investment income	(397,152)	(1,046,601)
Distributions to shareholders from net realized gain	–	(487,287)
Total distributions	(397,152)	(1,533,888)
Share transactions - net increase (decrease)	2,272,710	3,501,123
Redemption fees	60,319	73,251
Total increase (decrease) in net assets	33,362,227	(50,624,939)
Net Assets
Beginning of period	421,530,783	472,155,722
End of period	$454,893,010	$421,530,783
Other Information
Undistributed net investment income end of period	$676,815	$362,723

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.73	$23.38	$22.62	$20.51	$20.50
Income from Investment Operations
Net investment income (loss)A	.02	.06	.06	.08	.22
Net realized and unrealized gain (loss)	1.55	(2.66)	.76	2.23	(.06)
Total from investment operations	1.57	(2.60)	.82	2.31	.16
Distributions from net investment income	–	(.02)	(.05)	(.20)	(.15)
Distributions from net realized gain	–	(.03)	(.01)	–	–
Total distributions	–	(.05)	(.06)	(.20)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.30	$20.73	$23.38	$22.62	$20.51
Total ReturnC,D	7.57%	(11.13)%	3.65%	11.34%	.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.51%	1.52%	1.52%	1.56%	1.54%
Expenses net of fee waivers, if any	1.51%	1.52%	1.52%	1.55%	1.54%
Expenses net of all reductions	1.51%	1.50%	1.52%	1.50%	1.48%
Net investment income (loss)	.11%	.28%	.26%	.38%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$118,092	$112,931	$141,601	$146,378	$160,464
Portfolio turnover rateG	85%	110%	97%	121%	177%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.65	$23.30	$22.55	$20.44	$20.43
Income from Investment Operations
Net investment income (loss)A	(.03)	.01	–B	.03	.16
Net realized and unrealized gain (loss)	1.54	(2.66)	.76	2.22	(.06)
Total from investment operations	1.51	(2.65)	.76	2.25	.10
Distributions from net investment income	–	–	–B	(.14)	(.09)
Distributions from net realized gain	–	–	(.01)	–	–
Total distributions	–	–	(.01)	(.14)	(.09)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.16	$20.65	$23.30	$22.55	$20.44
Total ReturnC,D	7.31%	(11.37)%	3.39%	11.06%	.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.78%	1.78%	1.81%	1.80%
Expenses net of fee waivers, if any	1.77%	1.78%	1.78%	1.81%	1.80%
Expenses net of all reductions	1.77%	1.76%	1.78%	1.76%	1.73%
Net investment income (loss)	(.15)%	.02%	- %G	.13%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$44,575	$43,365	$54,341	$55,797	$58,919
Portfolio turnover rateH	85%	110%	97%	121%	177%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.02	$22.70	$22.06	$20.00	$20.00
Income from Investment Operations
Net investment income (loss)A	(.13)	(.10)	(.11)	(.08)	.06
Net realized and unrealized gain (loss)	1.48	(2.58)	.75	2.18	(.06)
Total from investment operations	1.35	(2.68)	.64	2.10	–
Distributions from net investment income	–	–	–	(.04)	–
Distributions from net realized gain	–	–	–	–	–
Total distributions	–	–	–	(.04)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$21.37	$20.02	$22.70	$22.06	$20.00
Total ReturnC,D	6.74%	(11.81)%	2.90%	10.49%	-%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.26%	2.27%	2.27%	2.31%	2.29%
Expenses net of fee waivers, if any	2.26%	2.27%	2.27%	2.30%	2.29%
Expenses net of all reductions	2.26%	2.26%	2.27%	2.25%	2.23%
Net investment income (loss)	(.64)%	(.47)%	(.49)%	(.37)%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$43,848	$46,595	$64,026	$62,532	$65,598
Portfolio turnover rateG	85%	110%	97%	121%	177%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.83	$23.50	$22.73	$20.61	$20.63
Income from Investment Operations
Net investment income (loss)A	.10	.14	.14	.15	.28
Net realized and unrealized gain (loss)	1.55	(2.67)	.76	2.25	(.06)
Total from investment operations	1.65	(2.53)	.90	2.40	.22
Distributions from net investment income	(.04)	(.11)	(.12)	(.28)	(.24)
Distributions from net realized gain	–	(.03)	(.01)	–	–
Total distributions	(.04)	(.14)	(.13)	(.28)	(.24)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$22.44	$20.83	$23.50	$22.73	$20.61
Total ReturnC	7.93%	(10.83)%	4.00%	11.73%	1.08%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.17%	1.18%	1.23%	1.22%
Expenses net of fee waivers, if any	1.16%	1.17%	1.18%	1.22%	1.22%
Expenses net of all reductions	1.15%	1.16%	1.18%	1.18%	1.16%
Net investment income (loss)	.46%	.63%	.60%	.71%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$242,116	$209,270	$199,098	$150,576	$145,782
Portfolio turnover rateF	85%	110%	97%	121%	177%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Emerging Markets Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$20.83	$23.50	$22.73	$21.33
Income from Investment Operations
Net investment income (loss)B	.13	.17	.18	.03
Net realized and unrealized gain (loss)	1.55	(2.66)	.76	1.37
Total from investment operations	1.68	(2.49)	.94	1.40
Distributions from net investment income	(.07)	(.14)	(.16)	–
Distributions from net realized gain	–	(.03)	(.01)	–
Total distributions	(.07)	(.18)C	(.17)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$22.44	$20.83	$23.50	$22.73
Total ReturnE,F	8.09%	(10.68)%	4.19%	6.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.02%	1.02%	1.05%I
Expenses net of fee waivers, if any	1.01%	1.02%	1.02%	1.05%I
Expenses net of all reductions	1.00%	1.00%	1.02%	1.00%I
Net investment income (loss)	.61%	.78%	.77%	.62%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,261	$6,114	$5,544	$107
Portfolio turnover rateJ	85%	110%	97%	121%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$69,639,819
Gross unrealized depreciation	(14,056,166)
Net unrealized appreciation (depreciation) on securities	$55,583,653
Tax Cost	$401,542,699

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$671,339
Capital loss carryforward	$(75,031,704)
Net unrealized appreciation (depreciation) on securities and other investments	$55,576,691

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(47,911,843)
No expiration
Short-term	(27,021,333)
Long-term	(98,528)
Total no expiration	(27,119,861)
Total capital loss carryforward	$(75,031,704)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$397,152	$ 1,533,888

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $354,892,843 and $353,947,829, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$275,031	$3,995
Class T	.25%	.25%	209,940	–
Class B	.75%	.25%	15,985	11,989
Class C	.75%	.25%	431,425	36,073
			$932,381	$52,057

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$34,830
Class T	8,479
Class B(a)	1,080
Class C(a)	3,662
$48,051

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$334,157.30
Class T	132,182.31
Class B	4,500.28
Class C	131,428.30
Class I	430,742.20
Class Z	2,788.05
	$1,035,797

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,737 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,069 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $147,278, including $2,561 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,138 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses fee by $31.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,900.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$–	$115,150
Class I	377,257	898,042
Class Z	19,895	33,409
Total	$397,152	$1,046,601
From net realized gain
Class A	$–	$199,998
Class I	–	279,579
Class Z	–	7,710
Total	$–	$487,287

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	1,287,322	1,093,525	$26,551,895	$24,402,020
Reinvestment of distributions	–	13,163	–	302,357
Shares redeemed	(1,438,216)	(1,715,077)	(29,488,728)	(37,830,400)
Net increase (decrease)	(150,894)	(608,389)	$(2,936,833)	$(13,126,023)
Class T
Shares sold	399,801	305,389	$8,288,739	$6,786,919
Shares redeemed	(487,420)	(537,767)	(9,949,508)	(11,710,693)
Net increase (decrease)	(87,619)	(232,378)	$(1,660,769)	$(4,923,774)
Class B
Shares sold	1,946	2,482	$35,966	$54,329
Shares redeemed	(164,147)	(171,894)	(3,213,934)	(3,727,701)
Net increase (decrease)	(162,201)	(169,412)	$(3,177,968)	$(3,673,372)
Class C
Shares sold	320,918	365,122	$6,446,419	$7,912,445
Shares redeemed	(596,462)	(858,213)	(11,812,796)	(18,293,083)
Net increase (decrease)	(275,544)	(493,091)	$(5,366,377)	$(10,380,638)
Class I
Shares sold	2,135,827	3,524,595	$44,606,979	$77,404,353
Reinvestment of distributions	17,692	49,091	362,855	1,129,581
Shares redeemed	(1,410,799)	(1,999,205)	(29,258,048)	(44,250,238)
Net increase (decrease)	742,720	1,574,481	$15,711,786	$34,283,696
Class Z
Shares sold	44,404	119,541	$931,866	$2,670,833
Reinvestment of distributions	971	1,789	19,895	41,119
Shares redeemed	(59,855)	(63,727)	(1,248,890)	(1,390,718)
Net increase (decrease)	(14,480)	57,603	$(297,129)	$1,321,234

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.49%
Actual		$1,000.00	$1,076.30	$7.78
Hypothetical-C		$1,000.00	$1,017.65	$7.56
Class T	1.75%
Actual		$1,000.00	$1,075.20	$9.13
Hypothetical-C		$1,000.00	$1,016.34	$8.87
Class C	2.24%
Actual		$1,000.00	$1,072.30	$11.67
Hypothetical-C		$1,000.00	$1,013.88	$11.34
Class I	1.13%
Actual		$1,000.00	$1,077.80	$5.90
Hypothetical-C		$1,000.00	$1,019.46	$5.74
Class Z	.98%
Actual		$1,000.00	$1,078.80	$5.12
Hypothetical-C		$1,000.00	$1,020.21	$4.98

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 25% and Class Z designates 20% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I and Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Emerging Markets Fund
Class I	12/07/15	$0.1154	$0.0774
Class Z	12/07/15	$0.1464	$0.0774

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAEM-ANN-1216
1.809299.112

Fidelity Advisor® Global Capital Appreciation Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

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Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.50)%	10.03%	3.45%
Class T (incl. 3.50% sales charge)	(1.42)%	10.25%	3.43%
Class C (incl. contingent deferred sales charge)	0.62%	10.49%	3.28%
Class I	2.66%	11.68%	4.35%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,035	Fidelity Advisor® Global Capital Appreciation Fund - Class A
$15,039	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Thomas Allen:  For the year, most of the fund’s share classes (excluding sales charges, if applicable) returned about 2%, trailing the benchmark MSCI ACWI (All Country World Index) Index. Stock selection in technology weighed on relative performance, as did a cash position of roughly 5%, on average. Geographically, choices in the U.S. hurt. An overweighting in Alliance Data Systems, a provider of customer loyalty programs, was the fund’s largest relative detractor. The market aggressively sold the stock after Alliance’s modest earnings miss late in January, and I sold the stock from the fund in February. Overweighting commercial bank Citigroup worked against us, as did a brief overweighting in auto infotainment products maker Harman International Industries. Neither stock was in the fund at period end. Dublin-based biotechnology firm Jazz Pharmaceuticals also detracted, but my overall picks in health care added value. The fund’s overweighted exposure to small- and mid-cap stocks also bolstered relative results. Canada’s Premium Brands Holdings, a non-benchmark food supplier, was our top relative contributor. Also adding value was an overweighting in Danish biotech Genmab – which I sold – and an out-of-benchmark stake in Brazil-based Fleury, a provider of medical laboratory services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	2.1	1.1
Medtronic PLC (Ireland, Health Care Equipment & Supplies)	1.2	1.3
Facebook, Inc. Class A (United States of America, Internet Software & Services)	1.1	0.5
Global Payments, Inc. (United States of America, IT Services)	1.0	1.2
Amgen, Inc. (United States of America, Biotechnology)	1.0	1.1
	6.4

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.1	15.4
Health Care	16.1	17.0
Industrials	15.4	13.4
Financials	11.9	15.8
Consumer Discretionary	11.0	17.6

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	44.9	50.1
Japan	4.5	5.8
India	4.2	0.4
Canada	4.0	3.8
Brazil	3.3	1.3

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	97.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

As of April 30, 2016
Stocks	92.5%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.9%
Altium Ltd.	71,087	$423,955
Corporate Travel Managemnt Ltd.	33,377	482,408
Imdex Ltd. (a)	123,163	56,214
Orora Ltd.	155,939	344,006

TOTAL AUSTRALIA		1,306,583

Austria - 0.4%
CA Immobilien Anlagen AG	24,500	444,841
IMMOFINANZ Immobilien Anlagen AG	46,100	99,340

TOTAL AUSTRIA		544,181

Bailiwick of Jersey - 0.3%
Randgold Resources Ltd. sponsored ADR (b)	4,435	393,518
Belgium - 0.3%
Ion Beam Applications SA	10,000	474,887
Bermuda - 1.8%
BW LPG Ltd.	6,900	22,264
China Water Affairs Group Ltd.	530,000	385,427
Credicorp Ltd. (United States)	1,000	148,680
Essent Group Ltd. (a)	43,700	1,155,428
Great Eagle Holdings Ltd.	35,190	156,313
Man Wah Holdings Ltd.	496,400	329,630
Tai Cheung Holdings Ltd.	293,000	249,722

TOTAL BERMUDA		2,447,464

Brazil - 2.8%
BTG Pactual Participations Ltd. unit	37,400	190,515
Cetip SA - Mercados Organizado	31,200	438,579
Cosan SA Industria e Comercio	30,900	415,485
CVC Brasil Operadora e Agencia de Viagens SA	46,200	354,605
Direcional Engenharia SA	57,600	99,609
Fleury SA	23,500	311,051
Gafisa SA (a)	216,800	167,083
Kroton Educacional SA	82,400	410,451
Lojas Renner SA	50,800	429,699
Natura Cosmeticos SA	3,700	35,539
Sao Martinho SA	20,200	402,291
Smiles SA	25,700	469,073
Sul America SA unit	33,600	202,842

TOTAL BRAZIL		3,926,822

British Virgin Islands - 0.0%
Epic Gas Ltd. (a)	5,100	7,098
Canada - 4.0%
Air Canada (a)	20,000	188,623
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	6,700	336,573
B2Gold Corp. (a)	99,000	286,379
CCL Industries, Inc. Class B	400	71,137
Constellation Software, Inc.	800	374,771
Cott Corp.	22,600	296,380
Dollarama, Inc.	2,000	149,452
Dream Global REIT	24,100	163,865
Gluskin Sheff + Associates, Inc.	22,100	265,108
Lions Gate Entertainment Corp.	8,100	164,916
New Gold, Inc. (a)	5,700	22,480
Pason Systems, Inc.	4,300	48,889
PrairieSky Royalty Ltd.	32,200	700,271
Premium Brands Holdings Corp.	21,300	1,030,778
Suncor Energy, Inc.	38,100	1,143,312
Tahoe Resources, Inc.	22,800	273,335

TOTAL CANADA		5,516,269

Cayman Islands - 2.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	6,900	701,661
Ambarella, Inc. (a)	4,900	300,713
Cogobuy Group (a)	214,000	334,429
Gourmet Master Co. Ltd.	29,700	266,587
Greatview Aseptic Pack Co. Ltd.	206,000	104,653
New Oriental Education & Technology Group, Inc. sponsored ADR	18,300	917,379
Silergy Corp.	23,000	336,299
Sunny Optical Technology Group Co. Ltd.	69,000	337,191
Tencent Holdings Ltd.	20,600	545,948

TOTAL CAYMAN ISLANDS		3,844,860

China - 0.7%
Beijing Urban Consolidated & Development Group Ltd. (H Shares)	276,000	190,749
Huaneng Renewables Corp. Ltd. (H Shares)	910,000	306,245
Kweichow Moutai Co. Ltd. (A Shares)	8,626	404,769

TOTAL CHINA		901,763

Colombia - 0.3%
Cementos Argos SA	89,839	355,558
Curacao - 0.3%
Sapiens International Corp. NV	26,395	362,112
Denmark - 0.5%
Ambu A/S Series B	300	15,541
Vestas Wind Systems A/S	8,900	713,886

TOTAL DENMARK		729,427

France - 2.9%
Altran Technologies SA	23,400	333,936
bioMerieux SA	2,200	320,719
Ipsen SA	6,200	428,509
Les Nouveaux Construct Investment SA	1,700	65,092
Maisons du Monde SA	6,600	186,200
Sanofi SA	10,494	816,631
Sartorius Stedim Biotech	2,300	155,100
SEB SA	3,300	485,606
SR Teleperformance SA	4,600	486,130
Thales SA	4,300	404,862
Valeo SA	6,300	363,081

TOTAL FRANCE		4,045,866

Germany - 2.7%
adidas AG	4,400	722,893
BAUER AG	17,000	233,645
DIC Asset AG	40,200	385,648
EDAG Engineering Group AG	10,500	172,896
GEA Group AG	18,069	698,697
Infineon Technologies AG	23,800	428,050
KION Group AG	12,400	748,938
MLP AG	12,800	51,989
Nemetschek Se	3,700	230,703

TOTAL GERMANY		3,673,459

Greece - 0.1%
Mytilineos Holdings SA	24,600	140,694
Hong Kong - 0.9%
Hang Lung Properties Ltd.	153,000	337,740
Sino Land Ltd.	527,832	898,374

TOTAL HONG KONG		1,236,114

India - 4.2%
Ajanta Pharma Ltd.	12,402	379,578
Aurobindo Pharma Ltd.	28,282	344,190
Bharat Heavy Electricals Ltd. (a)	83,347	173,615
Can Finance Homes Ltd.	15,583	427,259
Divi's Laboratories Ltd.	17,917	343,780
Gruh Finance Ltd. (a)	65,994	329,943
HDFC Bank Ltd.	18,241	407,614
Indraprastha Gas Ltd. (a)	13,014	167,783
Inox Leisure Ltd. (a)	88,926	334,478
Kotak Mahindra Bank Ltd.	28,610	351,420
Natco Pharma Ltd. (a)	37,420	327,076
Power Grid Corp. of India Ltd.	127,360	335,844
Repco Home Finance Ltd. (a)	27,807	314,627
Syngene International Ltd.	48,503	426,057
UPL Ltd. (a)	34,622	362,178
Vakrangee Ltd. (a)	102,023	385,652
Voltas Ltd. (a)	61,446	356,210

TOTAL INDIA		5,767,304

Indonesia - 1.1%
Mitra Keluarga Karyasehat Tbk PT	1,603,600	341,662
PT Astra International Tbk	11,100	6,997
PT Bank Bukopin Tbk	3,606,600	190,723
PT Bank Rakyat Indonesia Tbk	312,900	292,564
PT Bank Tabungan Negara Tbk	2,258,300	330,576
PT Waskita Karya Persero Tbk	1,921,000	385,731

TOTAL INDONESIA		1,548,253

Ireland - 1.7%
Adient PLC (a)	401	18,250
Jazz Pharmaceuticals PLC (a)	5,300	580,191
Medtronic PLC	20,000	1,640,400
Tyco International Ltd.	4,011	161,724

TOTAL IRELAND		2,400,565

Israel - 1.1%
Elbit Systems Ltd. (Israel)	4,500	445,742
Ituran Location & Control Ltd.	14,500	385,700
Teva Pharmaceutical Industries Ltd. sponsored ADR	14,900	636,826

TOTAL ISRAEL		1,468,268

Italy - 1.0%
Amplifon SpA	35,600	376,339
Datalogic SpA	17,300	362,730
Immobiliare Grande Distribuzione SpA	215,000	165,447
Industria Macchine Automatiche SpA (IMA)	7,000	433,007
Mediaset SpA	34,100	97,476

TOTAL ITALY		1,434,999

Japan - 4.5%
Astellas Pharma, Inc.	56,500	838,565
Broadleaf Co. Ltd.	18,700	210,591
Chodai Co. Ltd. (b)	27,500	105,154
Daiwa Industries Ltd.	38,800	338,533
en-japan, Inc.	16,500	318,609
FJ Next Co. Ltd.	52,000	309,412
Hokuriku Electric Power Co., Inc.	14,200	161,539
Hokuriku Electrical Construction Co. Ltd.	22,200	181,842
JK Holdings Co. Ltd.	16,200	85,117
KDDI Corp.	12,400	376,875
Koshidaka Holdings Co. Ltd.	15,200	247,560
Makita Corp.	5,300	367,417
Misumi Group, Inc.	19,500	356,456
Monex Group, Inc.	150,000	344,713
NEC Corp.	140,000	375,131
Nitori Holdings Co. Ltd.	2,900	347,602
Relo Holdings Corp.	2,100	347,430
Sakai Heavy Industries Ltd.	36,000	73,462
Sanei Architecture Planning Co. Ltd.	700	12,442
Seikitokyu Kogyo Co. Ltd.	62,400	301,081
Suzuki Motor Corp.	13,100	465,939

TOTAL JAPAN		6,165,470

Korea (South) - 1.8%
Fila Korea Ltd.	1,480	112,835
Hyundai Fire & Marine Insurance Co. Ltd.	10,700	330,705
NAVER Corp.	501	375,392
NCSOFT Corp.	1,781	411,867
Samsung Electronics Co. Ltd.	616	882,728
Vieworks Co. Ltd.	6,337	340,742

TOTAL KOREA (SOUTH)		2,454,269

Luxembourg - 0.6%
Stabilus SA (a)	16,500	859,637
Malaysia - 0.3%
My E.G.Services Bhd	648,100	376,964
Marshall Islands - 0.1%
StealthGas, Inc. (a)	46,700	144,770
Mexico - 0.8%
Fomento Economico Mexicano S.A.B. de CV unit	36,600	351,070
Grupo Aeroportuario Norte S.A.B. de CV	57,100	332,220
Grupo Financiero Banorte S.A.B. de CV Series O	66,900	393,981

TOTAL MEXICO		1,077,271

Netherlands - 1.6%
Frank's International NV (b)	39,800	447,750
Heijmans NV (Certificaten Van Aandelen) (a)	19,200	184,148
Nsi NV	35,061	137,403
NXP Semiconductors NV (a)	11,400	1,140,000
Wolters Kluwer NV	8,336	322,613

TOTAL NETHERLANDS		2,231,914

New Zealand - 0.2%
Summerset Group Holdings Ltd.	99,815	339,758
Norway - 0.8%
Borregaard ASA	40,500	397,042
Veidekke ASA	23,800	355,746
XXL ASA	26,600	333,210

TOTAL NORWAY		1,085,998

Panama - 0.4%
Copa Holdings SA Class A	6,100	562,603
Philippines - 0.2%
PUREGOLD Price Club, Inc.	347,200	292,144
Poland - 0.3%
Kruk SA	6,100	353,725
South Africa - 1.0%
Ascendis Health Ltd.	175,040	352,449
Capitec Bank Holdings Ltd.	7,500	381,014
JSE Ltd.	30,500	355,742
Shoprite Holdings Ltd.	24,300	358,632

TOTAL SOUTH AFRICA		1,447,837

Spain - 0.8%
Amadeus IT Holding SA Class A	7,300	344,584
Cie Automotive SA	17,800	367,156
Gamesa Corporacion Tecnologica SA	15,600	360,907

TOTAL SPAIN		1,072,647

Sweden - 0.7%
Alfa Laval AB	49,700	714,233
Attendo AB	37,200	317,134

TOTAL SWEDEN		1,031,367

Switzerland - 1.1%
Chubb Ltd.	5,100	647,700
Lonza Group AG	2,819	532,150
Temenos Group AG	5,650	364,562

TOTAL SWITZERLAND		1,544,412

Taiwan - 1.1%
Ennoconn Corp.	24,366	387,185
Micro-Star International Co. Ltd.	152,000	438,232
Poya International Co. Ltd.	25,000	364,353
Taiwan Paiho Ltd.	102,000	347,781

TOTAL TAIWAN		1,537,551

Thailand - 0.6%
C.P. ALL PCL (For. Reg.)	204,000	353,707
Energy Absolute PCL	421,900	340,169
Kasikornbank PCL (For. Reg.)	17,900	87,872
KCE Electronics PCL	7,500	23,974
MC Group PCL	11,400	4,848

TOTAL THAILAND		810,570

Turkey - 0.5%
Selcuk Ecza Deposu Tic A/S	334,000	338,938
Turkiye Halk Bankasi A/S	55,000	167,084
Turkiye Is Bankasi A/S Series C	104,000	168,726

TOTAL TURKEY		674,748

United Kingdom - 3.3%
Alliance Pharma PLC	612,626	339,309
Arris International PLC (a)	12,357	343,277
Booker Group PLC	43,600	95,739
CVS Group PLC	29,900	320,229
Ensco PLC Class A	19,700	154,054
John David Group PLC	18,400	342,103
Lloyds Banking Group PLC	629,900	439,874
Micro Focus International PLC	32,700	856,931
NMC Health PLC	22,900	409,512
Smart Metering Systems PLC	54,700	348,155
Smiths Group PLC	41,600	722,023
U & I Group PLC	26,800	51,747
Zoopla Property Group PLC	27,500	102,461

TOTAL UNITED KINGDOM		4,525,414

United States of America - 44.9%
Abbott Laboratories	11,600	455,184
Abraxas Petroleum Corp. (a)	462,800	749,736
Activision Blizzard, Inc.	25,700	1,109,469
Adobe Systems, Inc. (a)	1,700	182,767
AFLAC, Inc.	4,200	289,254
Air Lease Corp. Class A	5,300	160,378
Alamo Group, Inc.	2,600	168,792
Albemarle Corp. U.S.	13,100	1,094,505
Alphabet, Inc.:
Class A	3,600	2,915,642
Class C (a)	1,259	987,736
AMAG Pharmaceuticals, Inc. (a)	8,900	228,730
American Tower Corp.	2,800	328,132
Amgen, Inc.	9,600	1,355,136
Amplify Snack Brands, Inc. (a)(b)	27,200	394,128
Anadarko Petroleum Corp.	2,700	160,488
Apache Corp.	16,700	993,316
Apple, Inc.	8,700	987,798
Argan, Inc.	6,500	369,525
Arista Networks, Inc. (a)(b)	4,100	347,475
Avexis, Inc.	5,500	261,250
Avnet, Inc.	9,100	381,745
Baker Hughes, Inc.	7,600	421,040
Bank of America Corp.	33,300	549,450
Becton, Dickinson & Co.	6,500	1,091,415
Belden, Inc.	8,800	570,328
BioMarin Pharmaceutical, Inc. (a)	2,300	185,196
Boston Scientific Corp. (a)	53,700	1,181,400
Capital One Financial Corp.	9,700	718,188
Catalent, Inc. (a)	42,000	958,020
CDW Corp.	7,500	336,825
CEB, Inc.	4,600	223,790
CIT Group, Inc.	14,700	534,051
Coherent, Inc. (a)	2,800	291,536
Colfax Corp. (a)	12,200	387,838
Continental Resources, Inc. (a)	1,200	58,692
Cree, Inc. (a)	16,800	374,640
Cummins, Inc.	2,500	319,550
Dermira, Inc. (a)	3,100	97,185
Discover Financial Services	7,700	433,741
Dun & Bradstreet Corp.	7,000	873,950
Eastman Chemical Co.	3,900	280,449
Electronic Arts, Inc. (a)	7,100	557,492
Facebook, Inc. Class A (a)	11,600	1,519,484
Fair Isaac Corp.	7,500	905,100
First Republic Bank	17,500	1,302,525
Global Payments, Inc.	19,000	1,377,880
Goldman Sachs Group, Inc.	2,200	392,128
Graphic Packaging Holding Co.	54,900	686,250
Halliburton Co.	21,600	993,600
HD Supply Holdings, Inc. (a)	11,200	369,600
HealthSouth Corp. warrants 1/17/17 (a)	10	15
Helmerich & Payne, Inc. (b)	2,300	145,153
Huron Consulting Group, Inc. (a)	1,700	95,285
Ingevity Corp. (a)	1,883	77,956
Inphi Corp. (a)	8,500	315,350
iRobot Corp. (a)	18,700	948,090
Jabil Circuit, Inc.	48,300	1,030,722
Johnson & Johnson	4,600	533,554
Kate Spade & Co. (a)	16,400	274,700
Keysight Technologies, Inc. (a)	13,700	449,360
Ladder Capital Corp. Class A	8,419	106,753
Lakeland Financial Corp.	13,350	491,814
Las Vegas Sands Corp.	2,300	133,124
Lennox International, Inc.	6,700	977,463
LKQ Corp. (a)	10,400	335,712
M&T Bank Corp.	2,400	294,552
Malibu Boats, Inc. Class A (a)	42,000	616,140
Marsh & McLennan Companies, Inc.	2,700	171,153
Match Group, Inc. (a)(b)	20,700	373,842
Matrix Service Co. (a)	36,100	638,970
Maxim Integrated Products, Inc.	11,700	463,671
Microchip Technology, Inc.	959	58,067
NACCO Industries, Inc. Class A	5,200	380,380
NETGEAR, Inc. (a)	6,000	303,000
Northrop Grumman Corp.	3,700	847,300
Oaktree Capital Group LLC Class A	1,500	62,400
PayPal Holdings, Inc. (a)	18,100	754,046
Pfizer, Inc.	21,100	669,081
Planet Payment, Inc. (a)	289,000	1,008,610
PRA Health Sciences, Inc. (a)	6,300	335,286
Praxair, Inc.	2,500	292,650
Procter & Gamble Co.	4,300	373,240
PulteGroup, Inc.	48,300	898,380
PVH Corp.	3,300	353,034
Qualcomm, Inc.	15,500	1,065,160
Qualys, Inc. (a)	2,900	108,025
Radian Group, Inc.	30,500	414,495
Regal Beloit Corp.	6,000	354,600
Regeneron Pharmaceuticals, Inc. (a)	1,300	448,526
REGENXBIO, Inc. (a)	5,200	81,900
Rexnord Corp. (a)	54,200	1,078,038
Semtech Corp. (a)	26,600	643,720
SLM Corp. (a)	64,200	452,610
SM Energy Co.	9,300	312,759
Stanley Black & Decker, Inc.	2,800	318,752
Stifel Financial Corp. (a)	9,400	367,916
Store Capital Corp.	32,600	889,654
Surgical Care Affiliates, Inc. (a)	10,300	440,737
Tenneco, Inc. (a)	4,700	258,829
The Chemours Co. LLC	20,300	333,529
Thermo Fisher Scientific, Inc.	8,600	1,264,458
TransUnion Holding Co., Inc. (a)	10,700	334,268
TriMas Corp. (a)	17,600	315,920
UMB Financial Corp.	10,600	657,730
Vantiv, Inc. (a)	22,400	1,307,264
Visa, Inc. Class A	7,200	594,072
Wabtec Corp.	2,400	185,544
WESCO International, Inc. (a)	6,800	368,560
Western Digital Corp.	12,200	712,968
WestRock Co.	9,300	429,567
Wyndham Worldwide Corp.	4,200	276,528
Xylem, Inc.	19,700	952,101
Yum! Brands, Inc.	2,100	181,188

TOTAL UNITED STATES OF AMERICA		61,870,800

TOTAL COMMON STOCKS
(Cost $121,847,087)		132,985,933

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.5%
Banco ABC Brasil SA	40,700	196,105
Banco do Estado Rio Grande do Sul SA	129,000	549,624

TOTAL BRAZIL		745,729

Germany - 0.4%
Sartorius AG (non-vtg.)	6,000	471,396
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $791,250)		1,217,125
	Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 7.6% 3/31/40(d)
(Cost $4,864)	5,600	4,843
	Shares	Value

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 0.41% (e)	3,894,242	3,895,410
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	1,825,451	1,825,816
TOTAL MONEY MARKET FUNDS
(Cost $5,721,034)		5,721,226
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $128,364,235)		139,929,127
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(2,011,631)
NET ASSETS - 100%		$137,917,496

Currency Abbreviations

CAD – Canadian dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,987
Fidelity Securities Lending Cash Central Fund	41,795
Total	$65,782

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,874,544	$14,151,651	$722,893	$--
Consumer Staples	4,724,990	4,724,990	--	--
Energy	7,897,816	7,890,718	--	7,098
Financials	16,753,492	15,906,004	847,488	--
Health Care	22,105,792	20,450,596	1,655,196	--
Industrials	21,005,308	21,005,308	--	--
Information Technology	34,525,249	33,551,251	973,998	--
Materials	5,861,406	5,861,406	--	--
Real Estate	4,720,748	4,720,748	--	--
Telecommunication Services	376,875	--	376,875	--
Utilities	1,356,838	1,356,838	--	--
Corporate Bonds	4,843	--	4,843	--
Money Market Funds	5,721,226	5,721,226	--	--
Total Investments in Securities:	$139,929,127	$135,340,736	$4,581,293	$7,098

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$4,181,977

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,783,248) — See accompanying schedule: Unaffiliated issuers (cost $122,643,201)	$134,207,901
Fidelity Central Funds (cost $5,721,034)	5,721,226
Total Investments (cost $128,364,235)		$139,929,127
Receivable for investments sold		2,629,130
Receivable for fund shares sold		116,951
Dividends receivable		65,693
Interest receivable		28
Distributions receivable from Fidelity Central Funds		4,251
Prepaid expenses		366
Receivable from investment adviser for expense reductions		20,762
Other receivables		51,296
Total assets		142,817,604
Liabilities
Payable for investments purchased	$2,582,015
Payable for fund shares redeemed	249,702
Accrued management fee	102,339
Distribution and service plan fees payable	34,563
Other affiliated payables	28,644
Other payables and accrued expenses	77,345
Collateral on securities loaned, at value	1,825,500
Total liabilities		4,900,108
Net Assets		$137,917,496
Net Assets consist of:
Paid in capital		$125,344,002
Accumulated net investment loss		(79)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,038,616
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,534,957
Net Assets		$137,917,496
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($39,564,672 ÷ 2,444,689 shares)		$16.18
Maximum offering price per share (100/94.25 of $16.18)		$17.17
Class T:
Net Asset Value and redemption price per share ($21,350,599 ÷ 1,371,962 shares)		$15.56
Maximum offering price per share (100/96.50 of $15.56)		$16.12
Class C:
Net Asset Value and offering price per share ($19,942,333 ÷ 1,398,001 shares)(a)		$14.26
Class I:
Net Asset Value, offering price and redemption price per share ($57,059,892 ÷ 3,375,771 shares)		$16.90

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$2,004,505
Interest		(45)
Income from Fidelity Central Funds		65,782
Income before foreign taxes withheld		2,070,242
Less foreign taxes withheld		(86,282)
Total income		1,983,960
Expenses
Management fee
Basic fee	$974,218
Performance adjustment	237,964
Transfer agent fees	292,145
Distribution and service plan fees	417,635
Accounting and security lending fees	54,569
Custodian fees and expenses	46,640
Independent trustees' fees and expenses	602
Registration fees	73,110
Audit	91,519
Legal	5,937
Miscellaneous	3,566
Total expenses before reductions	2,197,905
Expense reductions	(116,142)	2,081,763
Net investment income (loss)		(97,803)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,529,013
Fidelity Central Funds	206
Foreign currency transactions	(7,096)
Total net realized gain (loss)		1,522,123
Change in net unrealized appreciation (depreciation) on: Investment securities	1,538,313
Assets and liabilities in foreign currencies	(1,586)
Total change in net unrealized appreciation (depreciation)		1,536,727
Net gain (loss)		3,058,850
Net increase (decrease) in net assets resulting from operations		$2,961,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(97,803)	$(180,159)
Net realized gain (loss)	1,522,123	1,861,188
Change in net unrealized appreciation (depreciation)	1,536,727	504,624
Net increase (decrease) in net assets resulting from operations	2,961,047	2,185,653
Distributions to shareholders from net realized gain	(833,839)	–
Share transactions - net increase (decrease)	(10,637,172)	31,147,206
Redemption fees	511	3,469
Total increase (decrease) in net assets	(8,509,453)	33,336,328
Net Assets
Beginning of period	146,426,949	113,090,621
End of period	$137,917,496	$146,426,949
Other Information
Accumulated net investment loss end of period	$(79)	$(52,047)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Capital Appreciation Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.89	$15.32	$13.64	$10.40	$9.57
Income from Investment Operations
Net investment income (loss)A	–B	(.01)	.01	.04	.02
Net realized and unrealized gain (loss)	.38	.58	1.76	3.20	.81
Total from investment operations	.38	.57	1.77	3.24	.83
Distributions from net investment income	–	–	(.02)	–	–
Distributions from net realized gain	(.09)	–	(.06)	–	–
Total distributions	(.09)	–	(.09)C	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$16.18	$15.89	$15.32	$13.64	$10.40
Total ReturnD,E	2.39%	3.72%	13.03%	31.15%	8.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.57%	1.62%	1.38%	1.43%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.38%	1.43%
Expenses net of all reductions	1.44%	1.44%	1.45%	1.35%	1.40%
Net investment income (loss)	(.02)%	(.07)%	.07%	.33%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$39,565	$41,225	$35,987	$33,694	$26,961
Portfolio turnover rateH	122%	176%	249%	211%	155%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Capital Appreciation Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$14.81	$13.19	$10.09	$9.31
Income from Investment Operations
Net investment income (loss)A	(.04)	(.05)	(.03)	–B	–B
Net realized and unrealized gain (loss)	.37	.56	1.71	3.10	.78
Total from investment operations	.33	.51	1.68	3.10	.78
Distributions from net realized gain	(.09)	–	(.06)	–	–
Total distributions	(.09)	–	(.06)	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.56	$15.32	$14.81	$13.19	$10.09
Total ReturnC,D	2.15%	3.44%	12.77%	30.72%	8.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.85%	1.89%	1.93%	1.68%	1.71%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.68%	1.70%
Expenses net of all reductions	1.69%	1.69%	1.70%	1.64%	1.68%
Net investment income (loss)	(.27)%	(.32)%	(.17)%	.04%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$21,351	$24,017	$20,975	$19,193	$15,731
Portfolio turnover rateG	122%	176%	249%	211%	155%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Capital Appreciation Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.12	$13.72	$12.26	$9.41	$8.73
Income from Investment Operations
Net investment income (loss)A	(.11)	(.12)	(.09)	(.05)	(.05)
Net realized and unrealized gain (loss)	.34	.52	1.58	2.90	.73
Total from investment operations	.23	.40	1.49	2.85	.68
Distributions from net realized gain	(.09)	–	(.03)	–	–
Total distributions	(.09)	–	(.03)	–	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.26	$14.12	$13.72	$12.26	$9.41
Total ReturnC,D	1.62%	2.92%	12.13%	30.29%	7.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.31%	2.34%	2.40%	2.16%	2.18%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.16%	2.18%
Expenses net of all reductions	2.19%	2.19%	2.20%	2.13%	2.16%
Net investment income (loss)	(.77)%	(.82)%	(.67)%	(.45)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$19,942	$21,186	$15,747	$13,055	$9,421
Portfolio turnover rateG	122%	176%	249%	211%	155%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Capital Appreciation Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.55	$15.92	$14.18	$10.78	$9.88
Income from Investment Operations
Net investment income (loss)A	.04	.03	.05	.09	.06
Net realized and unrealized gain (loss)	.40	.60	1.82	3.33	.84
Total from investment operations	.44	.63	1.87	3.42	.90
Distributions from net investment income	–	–	(.06)	(.02)	–
Distributions from net realized gain	(.09)	–	(.06)	–	–
Total distributions	(.09)	–	(.13)B	(.02)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.90	$16.55	$15.92	$14.18	$10.78
Total ReturnD	2.66%	3.96%	13.27%	31.74%	9.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.26%	1.29%	1.02%	1.06%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.02%	1.06%
Expenses net of all reductions	1.19%	1.19%	1.20%	.99%	1.03%
Net investment income (loss)	.23%	.18%	.33%	.69%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$57,060	$59,117	$39,159	$30,153	$22,548
Portfolio turnover rateG	122%	176%	249%	211%	155%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$16,848,811
Gross unrealized depreciation	(5,692,987)
Net unrealized appreciation (depreciation) on securities	$11,155,824
Tax Cost	$128,773,303

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$34,118
Undistributed long-term capital gain	$1,413,565
Net unrealized appreciation (depreciation) on securities and other investments	$11,125,810

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Long-term Capital Gains	$833,839	$–

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $164,237,875 and $171,230,613, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20%) of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .87% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$100,006	$217
Class T	.25%	.25%	110,520	–
Class B	.75%	.25%	4,605	3,459
Class C	.75%	.25%	202,504	33,727
			$417,635	$ 37,403

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,077
Class T	3,479
Class B(a)	71
Class C(a)	2,245
$17,872

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$92,298.23
Class T	62,884.28
Class B	1,304.29
Class C	48,714.24
Class I	86,945.15
	$292,145

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,262 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $355 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41,795, including $8,758 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$38,358
Class T	1.70%	33,602
Class B	2.20%	767
Class C	2.20%	21,522
Class I	1.20%	10,858
		$105,107

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,860 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $128.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,047.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net realized gain
Class A	$232,217	$–
Class T	141,812	–
Class B	5,345	–
Class C	134,701	–
Class I	319,764	–
Total	$833,839	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	424,077	1,624,998	$6,551,819	$27,021,428
Reinvestment of distributions	14,077	–	225,941	–
Shares redeemed	(588,244)	(1,379,091)	(9,156,861)	(22,009,282)
Net increase (decrease)	(150,090)	245,907	$(2,379,101)	$5,012,146
Class T
Shares sold	156,974	370,447	$2,365,833	$5,817,431
Reinvestment of distributions	9,033	–	139,646	–
Shares redeemed	(361,862)	(219,006)	(5,311,002)	(3,388,077)
Net increase (decrease)	(195,855)	151,441	$(2,805,523)	$2,429,354
Class B
Shares sold	936	8,363	$12,842	$124,801
Reinvestment of distributions	351	–	5,016	–
Shares redeemed	(63,564)	(35,011)	(859,607)	(502,734)
Net increase (decrease)	(62,277)	(26,648)	$(841,749)	$(377,933)
Class C
Shares sold	189,268	572,578	$2,619,454	$8,431,576
Reinvestment of distributions	8,899	–	126,727	–
Shares redeemed	(300,632)	(219,967)	(4,141,044)	(3,119,457)
Net increase (decrease)	(102,465)	352,611	$(1,394,863)	$5,312,119
Class I
Shares sold	396,513	1,401,232	$6,432,607	$23,612,800
Reinvestment of distributions	18,757	–	313,609	–
Shares redeemed	(611,800)	(288,809)	(9,962,152)	(4,841,280)
Net increase (decrease)	(196,530)	1,112,423	$(3,215,936)	$18,771,520

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.45%
Actual		$1,000.00	$1,036.50	$7.42
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class T	1.70%
Actual		$1,000.00	$1,035.30	$8.70
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.20%
Actual		$1,000.00	$1,032.60	$11.24
Hypothetical-C		$1,000.00	$1,014.08	$11.14
Class I	1.20%
Actual		$1,000.00	$1,038.10	$6.15
Hypothetical-C		$1,000.00	$1,019.10	$6.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Advisor Global Capital Appreciation Fund
Class A	12/12/16	12/09/16	$0.165
Class T	12/12/16	12/09/16	$0.165
Class C	12/12/16	12/09/16	$0.165
Class I	12/12/16	12/09/16	$0.179

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2016, $1,425,711, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of a positive performance fee adjustment in 2015 and higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGLO-ANN-1216
1.728713.117

Fidelity Advisor® Global Equity Income Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	(4.13)%	7.00%
Class T (incl. 3.50% sales charge)	(2.02)%	7.30%
Class C (incl. contingent deferred sales charge)	0.00%	7.61%
Class I	2.04%	8.69%

 A From May 2, 2012

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$13,558	Fidelity Advisor® Global Equity Income Fund - Class A
$13,994	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains of roughly 1% to 2%, underperforming the benchmark MSCI ACWI (All Country World Index) Index. Picks in the U.K. were the biggest disappointment, as stocks here suffered amid the region’s Brexit vote and the resulting decline of the British pound. Here, our overweighting in British commercial TV giant ITV was the fund’s biggest individual detractor. Two other names from the region also weighed on relative results: retail and commercial bank Lloyds Banking Group and WH Smith, which sells books, stationery, magazines and other entertainment goods in hospitals and transportation stations. On the flip side, an overweighting in Taiwan Semiconductor Manufacturing was the fund’s largest relative contributor. Shares rallied due in part to record third-quarter sales and profits. The chipmaker is a supplier for Apple, and better-than-expected demand for the iPhone 7 accounted for the strong results. A non-index stake in Micro Focus International, a U.K.-based software provider, also lifted relative performance. From a geographical perspective, choices in Japan and Europe – particularly Germany and Switzerland – were helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.0	1.9
Microsoft Corp. (United States of America, Software)	2.3	1.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2	1.7
Johnson & Johnson (United States of America, Pharmaceuticals)	2.2	2.6
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.2	1.8
	11.9

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.7	14.5
Financials	16.1	17.2
Health Care	14.5	12.6
Consumer Staples	14.1	12.9
Consumer Discretionary	13.2	12.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	43.4	38.7
Japan	13.6	10.9
United Kingdom	9.3	10.5
Canada	5.2	3.5
Ireland	4.1	4.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

As of April 30, 2016
Stocks	88.9%
Short-Term Investments and Net Other Assets (Liabilities)	11.1%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.5%
		Shares	Value
Australia - 0.2%
Asaleo Care Ltd.		25,965	$28,837
Austria - 0.1%
Andritz AG		400	20,923
Bailiwick of Jersey - 0.9%
Wolseley PLC		3,333	173,423
Belgium - 0.8%
Anheuser-Busch InBev SA NV		1,400	160,678
Canada - 5.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		1,940	97,456
Constellation Software, Inc.		360	168,647
Fairfax Financial Holdings Ltd. (sub. vtg.)		200	102,430
Imperial Oil Ltd.		7,750	251,342
PrairieSky Royalty Ltd.		1,400	30,447
Suncor Energy, Inc.		11,990	359,798

TOTAL CANADA			1,010,120

Cayman Islands - 0.6%
Goodbaby International Holdings Ltd.		42,000	20,308
SITC International Holdings Co. Ltd.		149,000	88,183

TOTAL CAYMAN ISLANDS			108,491

Chile - 0.6%
Vina San Pedro SA		10,050,308	116,317
Denmark - 0.3%
Pandora A/S		400	52,068
France - 1.9%
Alstom SA (a)		2,079	55,846
Bouygues SA		1,993	64,989
Cegedim SA (a)		1,000	25,468
Maisons du Monde SA		2,117	59,725
Sanofi SA		1,922	149,568

TOTAL FRANCE			355,596

Germany - 2.8%
adidas AG		1,410	231,655
AURELIUS AG		1,469	87,532
GEA Group AG		684	26,449
SAP AG		2,283	201,131

TOTAL GERMANY			546,767

Hong Kong - 1.7%
HKT Trust/HKT Ltd. unit		77,280	106,221
Techtronic Industries Co. Ltd.		61,000	229,668

TOTAL HONG KONG			335,889

Ireland - 4.1%
Accenture PLC Class A		2,195	255,147
Allergan PLC (a)		442	92,351
Greencore Group PLC		20,643	83,381
Medtronic PLC		4,399	360,806

TOTAL IRELAND			791,685

Isle of Man - 1.3%
Paysafe Group PLC (a)		28,317	150,078
Playtech Ltd.		8,851	100,536

TOTAL ISLE OF MAN			250,614

Israel - 2.3%
Bezeq The Israel Telecommunication Corp. Ltd.		77,200	140,261
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.		1,200	48,359
Teva Pharmaceutical Industries Ltd. sponsored ADR		6,007	256,739

TOTAL ISRAEL			445,359

Japan - 13.6%
A/S One Corp.		3,100	139,377
Astellas Pharma, Inc.		17,400	258,248
Broadleaf Co. Ltd.		5,100	57,434
Casio Computer Co. Ltd.		2,700	37,744
Daiichikosho Co. Ltd.		6,000	261,181
Daito Trust Construction Co. Ltd.		1,300	217,865
Hoya Corp.		6,900	288,514
Inaba Denki Sangyo Co. Ltd.		1,200	43,654
Japan Meat Co. Ltd.		5,500	77,463
Japan Tobacco, Inc.		2,900	110,447
KDDI Corp.		7,400	224,910
Morinaga & Co. Ltd.		400	18,633
Nippon Telegraph & Telephone Corp.		3,600	159,613
Olympus Corp.		4,400	157,338
ORIX Corp.		4,700	74,643
Recruit Holdings Co. Ltd.		1,100	44,264
Shinsei Bank Ltd.		99,000	160,484
Sony Corp.		4,000	126,073
Tsuruha Holdings, Inc.		1,200	138,686
USS Co. Ltd.		1,800	30,518

TOTAL JAPAN			2,627,089

Korea (South) - 1.0%
Hyundai Fire & Marine Insurance Co. Ltd.		348	10,756
Samsung Biologics Co. Ltd. (a)		43	5,113
Samsung Electronics Co. Ltd.		120	171,960

TOTAL KOREA (SOUTH)			187,829

Netherlands - 1.4%
Koninklijke Philips Electronics NV		1,800	54,238
LyondellBasell Industries NV Class A		2,129	169,362
NXP Semiconductors NV (a)		400	40,000

TOTAL NETHERLANDS			263,600

Singapore - 0.0%
United Overseas Bank Ltd.		119	1,606
South Africa - 1.1%
Capitec Bank Holdings Ltd.		3,100	157,486
EOH Holdings Ltd.		5,300	62,851

TOTAL SOUTH AFRICA			220,337

Spain - 1.1%
Amadeus IT Holding SA Class A		4,100	193,533
Ferrovial SA		1,200	23,349
Ferrovial SA rights 11/14/16 (a)		1,200	514

TOTAL SPAIN			217,396

Sweden - 0.5%
Loomis AB (B Shares)		3,510	99,873
Switzerland - 1.2%
Banque Cantonale Vaudoise		160	100,490
Chubb Ltd.		1,050	133,350

TOTAL SWITZERLAND			233,840

Taiwan - 3.1%
ECLAT Textile Co. Ltd.		13,022	148,275
King's Town Bank		27,000	22,137
Taiwan Semiconductor Manufacturing Co. Ltd.		72,000	432,495

TOTAL TAIWAN			602,907

United Kingdom - 9.3%
Beijing Yanjing Brewery (UBS Warrant Programme) ELS warrants 10/6/17 (a)(b)		16,700	18,781
British American Tobacco PLC (United Kingdom)		3,068	175,836
BT Group PLC		15,238	69,943
Coca-Cola European Partners PLC		1,300	49,972
GlaxoSmithKline PLC		7,408	146,340
Hilton Food Group PLC		11,081	82,125
Howden Joinery Group PLC		14,241	65,349
Imperial Tobacco Group PLC		2,065	99,978
ITV PLC		82,654	172,492
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (a)(b)		2,074	21,319
Lloyds Banking Group PLC		174,521	121,872
Mears Group PLC		4,200	23,146
Micro Focus International PLC		10,284	269,501
Reckitt Benckiser Group PLC		1,228	109,858
St. James's Place Capital PLC		8,179	94,605
The Restaurant Group PLC		3,521	16,183
WH Smith PLC		9,994	180,187
Whitbread PLC		1,236	54,690
Wuliangye Yibin Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 3/7/19 (a)(b)		5,700	29,426

TOTAL UNITED KINGDOM			1,801,603

United States of America - 43.4%
American Tower Corp.		2,477	290,280
Amgen, Inc.		1,167	164,734
Apple, Inc.		5,155	585,299
AutoZone, Inc. (a)		138	102,418
Ball Corp.		1,078	83,081
Bank of America Corp.		18,304	302,016
Bristol-Myers Squibb Co.		1,300	66,183
Chevron Corp.		3,977	416,591
Comcast Corp. Class A		4,340	268,299
ConocoPhillips Co.		4,672	202,998
Coty, Inc. Class A		1,545	35,520
CVS Health Corp.		3,959	332,952
Danaher Corp.		2,322	182,393
Dell Technologies, Inc. (a)		743	36,474
Deluxe Corp.		742	45,410
Diamond Hill Investment Group, Inc.		783	142,514
Dr. Pepper Snapple Group, Inc.		1,685	147,926
E.I. du Pont de Nemours & Co.		2,241	154,158
Exxon Mobil Corp.		3,032	252,626
Fortive Corp.		1,161	59,269
Gilead Sciences, Inc.		1,400	103,082
H&R Block, Inc.		5,428	124,681
Johnson & Johnson		3,602	417,796
JPMorgan Chase & Co.		4,874	337,573
L Brands, Inc.		1,512	109,151
McDonald's Corp.		1,188	133,733
Microsoft Corp.		7,564	453,235
Molson Coors Brewing Co. Class B		1,548	160,698
Monsanto Co.		662	66,710
MSCI, Inc.		2,046	164,069
Oracle Corp.		4,084	156,907
PepsiCo, Inc.		2,337	250,526
Procter & Gamble Co.		2,243	194,692
Roper Technologies, Inc.		521	90,295
S&P Global, Inc.		2,238	272,700
Sabre Corp.		1,900	49,077
Stock Yards Bancorp, Inc.		600	20,460
SunTrust Banks, Inc.		4,119	186,302
Target Corp.		1,271	87,356
The Coca-Cola Co.		4,534	192,242
Total System Services, Inc.		1,100	54,868
U.S. Bancorp		5,218	233,558
United Technologies Corp.		1,686	172,309
VF Corp.		1,078	58,438
W.R. Grace & Co.		1,334	89,325
Wells Fargo & Co.		7,203	331,410

TOTAL UNITED STATES OF AMERICA			8,382,334

TOTAL COMMON STOCKS
(Cost $17,721,417)			19,035,181
		Principal Amount(c)	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 7.6% 3/31/40(d)	CAD
(Cost $429)		500	432
		Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 0.41% (e)
(Cost $232,002)		232,002	232,072
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $17,953,848)			19,267,685
NET OTHER ASSETS (LIABILITIES) - 0.3%			54,940
NET ASSETS - 100%			$19,322,625

Currency Abbreviations

CAD – Canadian dollar

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $69,526 or 0.4% of net assets.

 (c) Amount is stated in United States dollars unless otherwise noted.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,695
Total	$3,695

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,504,843	$2,147,115	$357,728	$--
Consumer Staples	2,712,582	2,426,888	285,694	--
Energy	1,513,802	1,513,802	--	--
Financials	3,127,519	2,936,121	191,398	--
Health Care	2,814,050	2,254,781	559,269	--
Industrials	1,151,483	1,097,245	54,238	--
Information Technology	3,439,173	2,805,547	633,626	--
Materials	562,636	562,636	--	--
Real Estate	508,145	508,145	--	--
Telecommunication Services	700,948	246,482	454,466	--
Corporate Bonds	432	--	432	--
Money Market Funds	232,072	232,072	--	--
Total Investments in Securities:	$19,267,685	$16,730,834	$2,536,851	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$1,215,600

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $17,721,846)	$19,035,613
Fidelity Central Funds (cost $232,002)	232,072
Total Investments (cost $17,953,848)		$19,267,685
Cash		31,106
Receivable for investments sold		62,311
Receivable for fund shares sold		8,940
Dividends receivable		41,230
Interest receivable		2
Distributions receivable from Fidelity Central Funds		207
Prepaid expenses		50
Receivable from investment adviser for expense reductions		3,874
Other receivables		250
Total assets		19,415,655
Liabilities
Payable for investments purchased	$5,116
Payable for fund shares redeemed	14,201
Accrued management fee	11,389
Distribution and service plan fees payable	5,375
Other affiliated payables	4,917
Audit fees	46,855
Other payables and accrued expenses	5,177
Total liabilities		93,030
Net Assets		$19,322,625
Net Assets consist of:
Paid in capital		$18,339,976
Undistributed net investment income		13,995
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(343,958)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,312,612
Net Assets		$19,322,625
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,068,215 ÷ 487,736 shares)		$12.44
Maximum offering price per share (100/94.25 of $12.44)		$13.20
Class T:
Net Asset Value and redemption price per share ($2,507,872 ÷ 201,646 shares)		$12.44
Maximum offering price per share (100/96.50 of $12.44)		$12.89
Class C:
Net Asset Value and offering price per share ($3,587,725 ÷ 289,633 shares)(a)		$12.39
Class I:
Net Asset Value, offering price and redemption price per share ($7,158,813 ÷ 574,480 shares)		$12.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$416,209
Interest		30
Income from Fidelity Central Funds		3,695
Income before foreign taxes withheld		419,934
Less foreign taxes withheld		(22,541)
Total income		397,393
Expenses
Management fee	$114,945
Transfer agent fees	44,760
Distribution and service plan fees	60,645
Accounting fees and expenses	8,526
Custodian fees and expenses	16,504
Independent trustees' fees and expenses	68
Registration fees	50,539
Audit	67,984
Legal	581
Miscellaneous	238
Total expenses before reductions	364,790
Expense reductions	(106,455)	258,335
Net investment income (loss)		139,058
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(276,386)
Fidelity Central Funds	271
Foreign currency transactions	(1,962)
Total net realized gain (loss)		(278,077)
Change in net unrealized appreciation (depreciation) on: Investment securities	532,374
Assets and liabilities in foreign currencies	(752)
Total change in net unrealized appreciation (depreciation)		531,622
Net gain (loss)		253,545
Net increase (decrease) in net assets resulting from operations		$392,603

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$139,058	$77,738
Net realized gain (loss)	(278,077)	171,178
Change in net unrealized appreciation (depreciation)	531,622	(63,591)
Net increase (decrease) in net assets resulting from operations	392,603	185,325
Distributions to shareholders from net investment income	(136,047)	(79,760)
Distributions to shareholders from net realized gain	(150,997)	(574,146)
Total distributions	(287,044)	(653,906)
Share transactions - net increase (decrease)	7,788,669	1,350,797
Total increase (decrease) in net assets	7,894,228	882,216
Net Assets
Beginning of period	11,428,397	10,546,181
End of period	$19,322,625	$11,428,397
Other Information
Undistributed net investment income end of period	$13,995	$10,220

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Equity Income Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$12.96	$12.20	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.12	.25C	.19	.09
Net realized and unrealized gain (loss)	.09	.24	.91	2.05	.16
Total from investment operations	.21	.36	1.16	2.24	.25
Distributions from net investment income	(.11)	(.11)	(.22)	(.18)	(.10)
Distributions from net realized gain	(.16)	(.71)	(.18)	(.01)	–
Total distributions	(.27)	(.82)	(.40)	(.19)	(.10)
Net asset value, end of period	$12.44	$12.50	$12.96	$12.20	$10.15
Total ReturnD,E,F	1.72%	2.85%	9.70%	22.28%	2.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.13%	2.42%	2.63%	4.37%	7.41%I
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%I
Expenses net of all reductions	1.45%	1.44%	1.45%	1.43%	1.44%I
Net investment income (loss)	.96%	.95%	1.95%C	1.66%	1.89%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,068	$4,552	$4,025	$2,115	$756
Portfolio turnover rateJ	43%	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Equity Income Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.49	$12.95	$12.20	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.09	.21C	.16	.08
Net realized and unrealized gain (loss)	.10	.24	.91	2.06	.15
Total from investment operations	.19	.33	1.12	2.22	.23
Distributions from net investment income	(.08)	(.08)	(.19)	(.15)	(.09)
Distributions from net realized gain	(.16)	(.71)	(.18)	(.01)	–
Total distributions	(.24)	(.79)	(.37)	(.16)	(.09)
Net asset value, end of period	$12.44	$12.49	$12.95	$12.20	$10.14
Total ReturnD,E,F	1.53%	2.59%	9.34%	22.11%	2.31%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.46%	2.73%	2.96%	4.80%	7.68%I
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%I
Expenses net of all reductions	1.70%	1.69%	1.70%	1.68%	1.69%I
Net investment income (loss)	.71%	.70%	1.70%C	1.41%	1.64%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,508	$2,484	$2,014	$1,270	$714
Portfolio turnover rateJ	43%	87%	112%	78%	36%K

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Equity Income Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.46	$12.93	$12.18	$10.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.03	.15C	.10	.06
Net realized and unrealized gain (loss)	.09	.24	.91	2.06	.15
Total from investment operations	.12	.27	1.06	2.16	.21
Distributions from net investment income	(.03)	(.05)	(.14)	(.11)	(.07)
Distributions from net realized gain	(.16)	(.70)	(.17)	(.01)	–
Total distributions	(.19)	(.74)D	(.31)	(.12)	(.07)
Net asset value, end of period	$12.39	$12.46	$12.93	$12.18	$10.14
Total ReturnE,F,G	.99%	2.10%	8.83%	21.40%	2.12%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.93%	3.23%	3.43%	5.26%	8.19%J
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%J
Expenses net of all reductions	2.20%	2.19%	2.20%	2.18%	2.19%J
Net investment income (loss)	.21%	.20%	1.20%C	.91%	1.14%J
Supplemental Data
Net assets, end of period (000 omitted)	$3,588	$3,225	$3,173	$1,445	$666
Portfolio turnover rateK	43%	87%	112%	78%	36%L

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 D Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Global Equity Income Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.51	$12.97	$12.22	$10.15	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.15	.28C	.21	.10
Net realized and unrealized gain (loss)	.10	.24	.90	2.07	.16
Total from investment operations	.25	.39	1.18	2.28	.26
Distributions from net investment income	(.14)	(.14)	(.25)	(.20)	(.11)
Distributions from net realized gain	(.16)	(.71)	(.18)	(.01)	–
Total distributions	(.30)	(.85)	(.43)	(.21)	(.11)
Net asset value, end of period	$12.46	$12.51	$12.97	$12.22	$10.15
Total ReturnD,E	2.04%	3.09%	9.86%	22.71%	2.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.68%	2.11%	2.35%	4.46%	7.23%H
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%H
Expenses net of all reductions	1.20%	1.19%	1.20%	1.18%	1.19%H
Net investment income (loss)	1.21%	1.20%	2.20%C	1.91%	2.14%H
Supplemental Data
Net assets, end of period (000 omitted)	$7,159	$1,167	$1,334	$1,231	$939
Portfolio turnover rateI	43%	87%	112%	78%	36%J

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,091,265
Gross unrealized depreciation	(945,268)
Net unrealized appreciation (depreciation) on securities	$1,145,997
Tax Cost	$18,121,688

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,146
Capital loss carryforward	$(183,273)
Net unrealized appreciation (depreciation) on securities and other investments	$1,144,772

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(115,638)
Long-term	(67,635)
Total capital loss carryforward	$(183,273)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$136,047	$ 238,473
Long-term Capital Gains	150,997	415,433
Total	$287,044	$ 653,906

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,473,350 and $6,671,944, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$13,784	$792
Class T	.25%	.25%	12,546	605
Class C	.75%	.25%	34,315	34,315
			$60,645	$35,712

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,129
Class T	1,701
Class C(a)	1,252
$11,082

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$15,582.28
Class T	8,118.32
Class C	10,783.31
Class I	10,277.20
	$44,760

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $81 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$37,390
Class T	1.70%	19,111
Class C	2.20%	25,183
Class I	1.20%	24,299
		$105,983

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $386 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $85.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$51,686	$37,903
Class T	16,313	15,415
Class C	9,845	12,164
Class I	58,203	14,278
Total	$136,047	$79,760
From net realized gain
Class A	$60,195	$222,759
Class T	32,288	109,345
Class C	41,507	168,198
Class I	17,007	73,844
Total	$150,997	$574,146

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	236,290	172,016	$2,896,105	$2,191,371
Reinvestment of distributions	8,534	19,779	105,821	247,241
Shares redeemed	(121,356)	(138,207)	(1,503,508)	(1,716,684)
Net increase (decrease)	123,468	53,588	$1,498,418	$721,928
Class T
Shares sold	59,702	93,137	$733,048	$1,178,554
Reinvestment of distributions	3,910	9,968	48,518	124,661
Shares redeemed	(60,880)	(59,695)	(747,403)	(748,248)
Net increase (decrease)	2,732	43,410	$34,163	$554,967
Class C
Shares sold	119,349	120,269	$1,466,305	$1,517,646
Reinvestment of distributions	3,971	14,053	49,176	175,518
Shares redeemed	(92,637)	(120,843)	(1,125,027)	(1,499,976)
Net increase (decrease)	30,683	13,479	$390,454	$193,188
Class I
Shares sold	548,216	25,924	$6,693,045	$328,076
Reinvestment of distributions	3,231	6,890	40,053	86,194
Shares redeemed	(70,197)	(42,440)	(867,464)	(533,556)
Net increase (decrease)	481,250	(9,626)	$5,865,634	$(119,286)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Global Equity Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.45%
Actual		$1,000.00	$1,014.60	$7.34
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class T	1.70%
Actual		$1,000.00	$1,013.30	$8.60
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.20%
Actual		$1,000.00	$1,011.30	$11.12
Hypothetical-C		$1,000.00	$1,014.08	$11.14
Class I	1.20%
Actual		$1,000.00	$1,015.70	$6.08
Hypothetical-C		$1,000.00	$1,019.10	$6.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Global Equity Income Fund
Class A	12/19/2016	12/16/2016	$0.034	$0.007
Class T	12/19/2016	12/16/2016	$0.025	$0.007
Class C	12/19/2016	12/16/2016	$0.008	$0.007
Class I	12/19/2016	12/16/2016	$0.042	$0.007

A total of 0.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 100%, 100%, 100%, and 100%; Class T designates 100%, 100%, 100%, and 100% ; Class C designates 100%, 0%, 100%, and 0%; Class I designates 100%, 100%, 100%, and 100%; of the dividends distributed in December 2015, April 2016, July 2016 and October 2016 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, 100%, 100%, and 100%; Class T designates 100%, 100%, 100%, and 100%; Class C designates 100%, 0%, 100%, and 0%; Class I designates 100%, 100%, 100%, and 100% of dividends distributed in December 2015, April 2016, July 2016 and October 2016 respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Global Equity Income Fund
Class A
	12/07/2015	$0.0359	$0.0039
	04/11/2016	$0.0133	$0.0013
	07/11/2016	$0.0541	$0.0061
	10/10/2016	$0.0237	$0.0027
Class T
	12/07/2015	$0.0269	$0.0039
	04/11/2016	$0.0053	$0.0013
	07/11/2016	$0.0461	$0.0061
	10/10/2016	$0.0157	$0.0027
Class C
	12/07/2015	$0.0089	$0.0039
	04/11/2016	$0.0000	$0.0000
	07/11/2016	$0.0341	$0.0061
	10/10/2016	$0.0000	$0.0000
Class I
	12/07/2015	$0.0449	$0.0039
	04/11/2016	$0.0193	$0.0013
	07/11/2016	$0.0601	$0.0061
	10/10/2016	$0.0317	$0.0027

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Class I of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGED-ANN-1216
1.938151.104

Fidelity Advisor® International Capital Appreciation Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.64)%	7.60%	2.90%
Class T (incl. 3.50% sales charge)	(3.63)%	7.85%	2.90%
Class C (incl. contingent deferred sales charge)	(1.58)%	8.10%	2.75%
Class I	0.36%	9.17%	3.79%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$13,314	Fidelity Advisor® International Capital Appreciation Fund - Class A
$11,904	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Sammy Simnegar:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) finished around the break-even level and lagged the benchmark MSCI ACWI (All Country World Index) ex USA Index. Versus the MSCI benchmark, underweighting the strong-performing energy sector detracted. Stock picking in the U.K. curbed results, along with positioning in Canada. Japan-based drugstore chain Kusuri No Aoki was our largest relative detractor. I sold it from the fund by period end. Several detractors were U.K. holdings that were hurt by the Brexit decision, including Big Yellow Group, which operates a chain of self-storage facilities, and Howden Joinery Group, a maker of kitchen cabinets. Elsewhere, overweighting Denmark-based Novo Nordisk, a specialist in diabetes treatments, worked against us, as did not owning the strong-performing shares of South Korea-based index name Samsung Electronics. Conversely, stock selection and a sizable underweighting in financials lifted the fund’s relative results, as did our picks in health care. Geographically, a large out-of-benchmark allocation to the U.S. and positioning in Europe ex U.K. were beneficial. Our top relative contributor was Switzerland-based health care firm Novartis, a weak-performing benchmark stock I eliminated in January 2016. Out-of-benchmark exposure to U.S. firm Domino’s Pizza, helped, as did overweighting Japan-based drugstore chains Tsuruha Holdings and Sundrug.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	1.8	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.2	1.1
Unilever PLC (United Kingdom, Personal Products)	1.2	1.2
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.1	1.2
	6.6

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.7	16.8
Industrials	18.0	14.8
Information Technology	17.3	18.7
Consumer Discretionary	14.6	14.4
Health Care	8.2	11.6

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	19.5	20.6
Japan	12.4	9.4
United Kingdom	10.8	14.6
Germany	4.9	8.8
Ireland	4.3	4.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	98.0%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

As of April 30, 2016
Stocks	97.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 2.7%
Amcor Ltd.	207,149	$2,316,400
Carsales.com Ltd.	191,710	1,554,588
realestate.com.au Ltd.	55,226	2,148,413
Sydney Airport unit	487,754	2,322,676
Transurban Group unit	316,924	2,504,864

TOTAL AUSTRALIA		10,846,941

Bailiwick of Jersey - 1.3%
Experian PLC	131,500	2,531,838
WPP PLC	125,500	2,724,988

TOTAL BAILIWICK OF JERSEY		5,256,826

Belgium - 1.0%
Anheuser-Busch InBev SA NV	35,720	4,099,576
Bermuda - 1.5%
Axalta Coating Systems (a)	78,890	1,981,717
Credicorp Ltd. (United States)	14,940	2,221,279
IHS Markit Ltd. (a)	53,780	1,978,566

TOTAL BERMUDA		6,181,562

Brazil - 1.5%
Cielo SA	150,000	1,522,556
Kroton Educacional SA	452,000	2,251,504
Ultrapar Participacoes SA	95,100	2,154,945

TOTAL BRAZIL		5,929,005

Canada - 2.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	45,210	2,271,117
Canadian National Railway Co.	47,960	3,014,976
CCL Industries, Inc. Class B	10,560	1,878,016
Constellation Software, Inc.	4,640	2,173,670
Open Text Corp.	28,730	1,783,817

TOTAL CANADA		11,121,596

Cayman Islands - 2.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	42,200	4,291,318
New Oriental Education & Technology Group, Inc. sponsored ADR	39,590	1,984,647
Tencent Holdings Ltd.	185,000	4,902,932

TOTAL CAYMAN ISLANDS		11,178,897

Denmark - 2.0%
Coloplast A/S Series B	31,700	2,208,307
DSV de Sammensluttede Vognmaend A/S	42,000	2,035,597
Novo Nordisk A/S Series B sponsored ADR	105,400	3,745,916

TOTAL DENMARK		7,989,820

France - 3.1%
Dassault Systemes SA	27,700	2,193,610
Essilor International SA	23,667	2,660,398
L'Oreal SA	15,900	2,845,911
Sodexo SA	18,480	2,146,303
VINCI SA (b)	38,200	2,766,809

TOTAL FRANCE		12,613,031

Germany - 4.5%
CTS Eventim AG	60,164	2,161,654
Fresenius Medical Care AG & Co. KGaA	29,800	2,427,333
Fresenius SE & Co. KGaA	35,500	2,620,351
Henkel AG& Co. KGaA	24,613	2,709,998
ProSiebenSat.1 Media AG	55,790	2,404,447
Scout24 Holding GmbH (a)	62,500	2,155,020
Symrise AG	27,300	1,873,336
Wirecard AG	40,600	1,926,034

TOTAL GERMANY		18,278,173

Hong Kong - 0.9%
AIA Group Ltd.	575,000	3,629,175
India - 2.7%
GlaxoSmithKline Consumer Healthcare Ltd.	21,382	1,948,584
Godrej Consumer Products Ltd.	79,373	1,914,673
HDFC Bank Ltd.	88,226	1,971,501
Housing Development Finance Corp. Ltd.	129,158	2,694,670
ITC Ltd.	647,928	2,361,296

TOTAL INDIA		10,890,724

Indonesia - 1.7%
PT Bank Central Asia Tbk	1,974,900	2,349,810
PT Bank Rakyat Indonesia Tbk	2,474,200	2,313,400
PT Matahari Department Store Tbk	1,575,900	2,177,008

TOTAL INDONESIA		6,840,218

Ireland - 4.3%
Accenture PLC Class A	17,090	1,986,542
Allegion PLC	32,500	2,074,800
CRH PLC	75,300	2,436,682
James Hardie Industries PLC CDI	152,522	2,277,541
Kerry Group PLC Class A	30,820	2,237,692
Kingspan Group PLC (Ireland)	89,660	2,194,861
Medtronic PLC	25,010	2,051,320
Paddy Power PLC (Ireland)	21,562	2,232,051

TOTAL IRELAND		17,491,489

Isle of Man - 0.5%
Playtech Ltd.	187,487	2,129,612
Israel - 0.5%
Frutarom Industries Ltd.	41,000	2,169,538
Italy - 1.0%
Atlantia SpA	90,944	2,227,292
Recordati SpA	62,121	1,758,024

TOTAL ITALY		3,985,316

Japan - 12.4%
Benefit One, Inc.	72,100	2,090,054
Daikin Industries Ltd.	24,400	2,345,304
Daito Trust Construction Co. Ltd.	13,900	2,329,479
Dentsu, Inc.	44,600	2,228,511
Hoshizaki Corp.	21,400	1,934,509
Japan Tobacco, Inc.	79,400	3,023,969
Kansai Paint Co. Ltd.	90,400	1,948,164
Kao Corp.	47,300	2,437,842
KDDI Corp.	104,600	3,179,126
Keyence Corp.	3,157	2,319,809
Misumi Group, Inc.	112,800	2,061,959
Nippon Telegraph & Telephone Corp.	58,200	2,580,404
Nitori Holdings Co. Ltd.	18,600	2,229,446
OBIC Co. Ltd.	41,000	2,134,643
Recruit Holdings Co. Ltd.	52,600	2,116,640
Relo Holdings Corp.	12,200	2,018,404
Seria Co. Ltd.	25,200	1,994,469
Shionogi & Co. Ltd.	46,000	2,271,269
SMS Co., Ltd.	77,100	2,015,172
Start Today Co. Ltd.	122,900	2,161,034
Sundrug Co. Ltd.	26,900	2,121,322
Tsuruha Holdings, Inc.	18,500	2,138,076

TOTAL JAPAN		49,679,605

Kenya - 0.5%
Safaricom Ltd.	10,247,700	2,001,149
Korea (South) - 1.7%
AMOREPACIFIC Group, Inc.	16,734	2,165,352
LG Household & Health Care Ltd.	2,971	2,130,019
NAVER Corp.	3,134	2,348,263

TOTAL KOREA (SOUTH)		6,643,634

Luxembourg - 0.4%
Eurofins Scientific SA	3,620	1,644,779
Mexico - 1.5%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	209,000	2,020,116
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	136,550	2,171,897
Grupo Aeroportuario Norte S.A.B. de CV	332,903	1,936,900

TOTAL MEXICO		6,128,913

Netherlands - 1.3%
RELX NV	172,591	2,910,322
Wolters Kluwer NV	59,800	2,314,330

TOTAL NETHERLANDS		5,224,652

New Zealand - 1.6%
Auckland International Airport Ltd.	469,361	2,211,868
Fisher & Paykel Healthcare Corp.	305,671	1,936,666
Ryman Healthcare Group Ltd.	355,578	2,257,952

TOTAL NEW ZEALAND		6,406,486

Philippines - 1.5%
Ayala Land, Inc.	2,704,900	2,024,647
SM Investments Corp.	152,372	2,114,290
SM Prime Holdings, Inc.	3,711,300	2,061,429

TOTAL PHILIPPINES		6,200,366

Russia - 0.6%
Magnit OJSC	13,212	2,215,154
South Africa - 2.0%
Capitec Bank Holdings Ltd.	45,600	2,316,566
FirstRand Ltd.	641,000	2,297,070
Naspers Ltd. Class N	21,380	3,583,325

TOTAL SOUTH AFRICA		8,196,961

Spain - 1.1%
Aena SA	14,530	2,133,354
Amadeus IT Holding SA Class A	48,160	2,273,309

TOTAL SPAIN		4,406,663

Sweden - 1.7%
ASSA ABLOY AB (B Shares)	132,818	2,413,762
Hexagon AB (B Shares)	59,000	2,065,488
Svenska Cellulosa AB (SCA) (B Shares)	86,700	2,456,395

TOTAL SWEDEN		6,935,645

Switzerland - 3.0%
Givaudan SA	1,215	2,351,296
Nestle SA (Reg. S)	101,570	7,365,239
Sika AG	466	2,239,701

TOTAL SWITZERLAND		11,956,236

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	162,820	5,063,702
Thailand - 0.6%
Airports of Thailand PCL (For. Reg.)	206,000	2,240,057
United Kingdom - 10.8%
Ascential PLC	538,409	1,901,251
Auto Trader Group PLC	476,500	2,185,385
Big Yellow Group PLC	237,300	2,009,950
Booker Group PLC	926,700	2,034,900
British American Tobacco PLC (United Kingdom)	77,600	4,447,485
Bunzl PLC	86,900	2,338,980
Compass Group PLC	148,841	2,693,171
Dignity PLC	59,971	1,947,422
Halma PLC	167,600	2,149,892
Howden Joinery Group PLC	442,403	2,030,088
Imperial Tobacco Group PLC	65,324	3,162,682
Intertek Group PLC	53,800	2,250,794
Provident Financial PLC	54,000	1,949,832
Reckitt Benckiser Group PLC	37,530	3,357,453
Rightmove PLC	44,030	2,012,893
St. James's Place Capital PLC	177,800	2,056,577
Unilever PLC	114,100	4,773,524

TOTAL UNITED KINGDOM		43,302,279

United States of America - 19.5%
A.O. Smith Corp.	37,854	1,709,865
Acuity Brands, Inc.	9,070	2,027,780
Adobe Systems, Inc. (a)	16,930	1,820,144
Alphabet, Inc. Class C (a)	2,430	1,906,432
Altria Group, Inc.	29,750	1,967,070
Amazon.com, Inc. (a)	2,080	1,642,826
American Tower Corp.	16,970	1,988,714
Amphenol Corp. Class A	29,122	1,920,013
AutoZone, Inc. (a)	2,701	2,004,574
Cerner Corp. (a)	31,920	1,869,874
Constellation Brands, Inc. Class A (sub. vtg.)	10,860	1,814,923
Domino's Pizza, Inc.	11,430	1,934,413
Ecolab, Inc.	16,770	1,914,631
Equifax, Inc.	15,430	1,912,857
Facebook, Inc. Class A (a)	15,220	1,993,668
Fiserv, Inc. (a)	20,179	1,987,228
FleetCor Technologies, Inc. (a)	10,200	1,788,060
Gartner, Inc. (a)	22,240	1,913,530
HEICO Corp. Class A	31,190	1,871,400
Henry Schein, Inc. (a)	12,790	1,908,268
Home Depot, Inc.	16,370	1,997,304
International Flavors & Fragrances, Inc.	14,750	1,929,005
MasterCard, Inc. Class A	19,960	2,136,119
Mettler-Toledo International, Inc. (a)	4,460	1,802,197
Moody's Corp.	17,100	1,718,892
MSCI, Inc.	24,570	1,970,268
NIKE, Inc. Class B	37,220	1,867,700
O'Reilly Automotive, Inc. (a)	7,880	2,083,787
Philip Morris International, Inc.	22,220	2,142,897
PPG Industries, Inc.	22,000	2,048,860
Priceline Group, Inc. (a)	1,270	1,872,272
Public Storage	9,420	2,013,242
Reynolds American, Inc.	37,220	2,050,078
S&P Global, Inc.	14,914	1,817,271
Service Corp. International	72,240	1,849,344
Sherwin-Williams Co.	8,380	2,051,927
SS&C Technologies Holdings, Inc.	56,640	1,808,515
Starbucks Corp.	35,950	1,907,867
TransDigm Group, Inc.	6,070	1,653,832
Visa, Inc. Class A	24,370	2,010,769
Yum! Brands, Inc.	22,450	1,936,986

TOTAL UNITED STATES OF AMERICA		78,565,402

TOTAL COMMON STOCKS
(Cost $374,441,896)		387,443,182

Nonconvertible Preferred Stocks - 1.7%
Brazil - 1.3%
Ambev SA sponsored ADR	438,740	2,588,566
Itausa-Investimentos Itau SA (PN)	820,800	2,427,429

TOTAL BRAZIL		5,015,995

Germany - 0.4%
Sartorius AG (non-vtg.)	21,488	1,688,226
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,770,914)		6,704,221

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 0.41% (c)	7,563,096	7,565,365
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	2,789,442	2,790,000
TOTAL MONEY MARKET FUNDS
(Cost $10,355,365)		10,355,365
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $390,568,175)		404,502,768
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(2,361,043)
NET ASSETS - 100%		$402,141,725

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,548
Fidelity Securities Lending Cash Central Fund	88,074
Total	$105,622

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$58,066,717	$50,244,111	$7,822,606	$--
Consumer Staples	74,781,793	59,611,616	15,170,177	--
Energy	2,154,945	2,154,945	--	--
Financials	31,733,740	29,762,239	1,971,501	--
Health Care	32,850,880	28,215,240	4,635,640	--
Industrials	72,463,237	67,139,153	5,324,084	--
Information Technology	70,472,733	65,569,801	4,902,932	--
Materials	29,416,814	26,980,132	2,436,682	--
Real Estate	14,445,865	14,445,865	--	--
Telecommunication Services	7,760,679	2,001,149	5,759,530	--
Money Market Funds	10,355,365	10,355,365	--	--
Total Investments in Securities:	$404,502,768	$356,479,616	$48,023,152	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$4,063,686
Level 2 to Level 1	$23,877,751

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,603,783) — See accompanying schedule: Unaffiliated issuers (cost $380,212,810)	$394,147,403
Fidelity Central Funds (cost $10,355,365)	10,355,365
Total Investments (cost $390,568,175)		$404,502,768
Cash		23,173
Receivable for investments sold		9,735,019
Receivable for fund shares sold		3,860,755
Dividends receivable		815,814
Distributions receivable from Fidelity Central Funds		3,351
Prepaid expenses		819
Other receivables		297,447
Total assets		419,239,146
Liabilities
Payable for investments purchased	$12,838,363
Payable for fund shares redeemed	913,829
Accrued management fee	267,680
Distribution and service plan fees payable	88,279
Other affiliated payables	83,408
Other payables and accrued expenses	115,862
Collateral on securities loaned, at value	2,790,000
Total liabilities		17,097,421
Net Assets		$402,141,725
Net Assets consist of:
Paid in capital		$416,738,163
Undistributed net investment income		667,514
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(29,068,329)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,804,377
Net Assets		$402,141,725
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($127,536,054 ÷ 8,356,039 shares)		$15.26
Maximum offering price per share (100/94.25 of $15.26)		$16.19
Class T:
Net Asset Value and redemption price per share ($62,865,708 ÷ 4,213,597 shares)		$14.92
Maximum offering price per share (100/96.50 of $14.92)		$15.46
Class C:
Net Asset Value and offering price per share ($42,146,143 ÷ 3,097,754 shares)(a)		$13.61
Class I:
Net Asset Value, offering price and redemption price per share ($169,593,820 ÷ 10,406,649 shares)		$16.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$5,490,701
Income from Fidelity Central Funds		105,622
Income before foreign taxes withheld		5,596,323
Less foreign taxes withheld		(394,015)
Total income		5,202,308
Expenses
Management fee
Basic fee	$2,046,145
Performance adjustment	378,825
Transfer agent fees	648,907
Distribution and service plan fees	938,780
Accounting and security lending fees	152,264
Custodian fees and expenses	231,807
Independent trustees' fees and expenses	1,207
Registration fees	91,452
Audit	91,288
Legal	4,707
Interest	658
Miscellaneous	2,074
Total expenses before reductions	4,588,114
Expense reductions	(174,473)	4,413,641
Net investment income (loss)		788,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,412,208)
Fidelity Central Funds	2,159
Foreign currency transactions	(160,578)
Total net realized gain (loss)		(4,570,627)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $5,776)	(422,914)
Assets and liabilities in foreign currencies	(14,471)
Total change in net unrealized appreciation (depreciation)		(437,385)
Net gain (loss)		(5,008,012)
Net increase (decrease) in net assets resulting from operations		$(4,219,345)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$788,667	$404,279
Net realized gain (loss)	(4,570,627)	3,579,204
Change in net unrealized appreciation (depreciation)	(437,385)	743,867
Net increase (decrease) in net assets resulting from operations	(4,219,345)	4,727,350
Distributions to shareholders from net investment income	(237,879)	(176,462)
Share transactions - net increase (decrease)	146,558,359	104,495,853
Redemption fees	21,382	14,747
Total increase (decrease) in net assets	142,122,517	109,061,488
Net Assets
Beginning of period	260,019,208	150,957,720
End of period	$402,141,725	$260,019,208
Other Information
Undistributed net investment income end of period	$667,514	$218,436

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.25	$14.77	$13.96	$11.25	$10.21
Income from Investment Operations
Net investment income (loss)A	.05	.05	.06	.07	.08
Net realized and unrealized gain (loss)	(.03)	.46	.82	2.73	1.05
Total from investment operations	.02	.51	.88	2.80	1.13
Distributions from net investment income	(.01)	(.03)	(.07)	(.09)	(.09)
Distributions from net realized gain	–	–	–	–	(.01)
Total distributions	(.01)	(.03)	(.07)	(.09)	(.09)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$15.26	$15.25	$14.77	$13.96	$11.25
Total ReturnD,E	.12%	3.46%	6.31%	24.99%	11.19%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.50%	1.58%	1.73%	1.74%	1.78%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.43%	1.42%	1.44%	1.39%	1.41%
Net investment income (loss)	.34%	.30%	.42%	.58%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$127,536	$89,753	$51,567	$49,797	$40,624
Portfolio turnover rateH	167%	176%	197%	138%	142%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.94	$14.47	$13.68	$11.03	$10.00
Income from Investment Operations
Net investment income (loss)A	.01	.01	.02	.04	.05
Net realized and unrealized gain (loss)	(.03)	.46	.81	2.66	1.04
Total from investment operations	(.02)	.47	.83	2.70	1.09
Distributions from net investment income	–	–	(.04)	(.05)	(.06)
Distributions from net realized gain	–	–	–	–	(.01)
Total distributions	–	–	(.04)	(.05)	(.06)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$14.92	$14.94	$14.47	$13.68	$11.03
Total ReturnD,E	(.13)%	3.25%	6.07%	24.57%	10.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.76%	1.86%	1.94%	1.96%	2.03%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.68%	1.67%	1.69%	1.64%	1.66%
Net investment income (loss)	.09%	.05%	.17%	.33%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$62,866	$60,293	$58,454	$60,152	$53,835
Portfolio turnover rateH	167%	176%	197%	138%	142%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$13.33	$12.63	$10.18	$9.23
Income from Investment Operations
Net investment income (loss)A	(.06)	(.06)	(.04)	(.02)	–B
Net realized and unrealized gain (loss)	(.02)	.42	.74	2.47	.96
Total from investment operations	(.08)	.36	.70	2.45	.96
Distributions from net investment income	–	–	–	–	(.01)
Distributions from net realized gain	–	–	–	–	(.01)
Total distributions	–	–	–	–	(.01)C
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.61	$13.69	$13.33	$12.63	$10.18
Total ReturnD,E	(.58)%	2.70%	5.54%	24.07%	10.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.27%	2.33%	2.47%	2.49%	2.53%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.18%	2.17%	2.19%	2.14%	2.16%
Net investment income (loss)	(.41)%	(.45)%	(.33)%	(.17)%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$42,146	$36,491	$20,910	$21,334	$18,090
Portfolio turnover rateH	167%	176%	197%	138%	142%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor International Capital Appreciation Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.28	$15.75	$14.87	$11.99	$10.87
Income from Investment Operations
Net investment income (loss)A	.10	.09	.10	.11	.11
Net realized and unrealized gain (loss)	(.04)	.51	.87	2.89	1.13
Total from investment operations	.06	.60	.97	3.00	1.24
Distributions from net investment income	(.04)	(.07)	(.09)	(.12)	(.12)
Distributions from net realized gain	–	–	–	–	(.01)
Total distributions	(.04)	(.07)	(.09)	(.12)	(.12)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$16.30	$16.28	$15.75	$14.87	$11.99
Total ReturnD	.36%	3.80%	6.58%	25.20%	11.56%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.21%	1.27%	1.38%	1.39%	1.48%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.18%	1.17%	1.20%	1.14%	1.16%
Net investment income (loss)	.59%	.55%	.67%	.83%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$169,594	$72,421	$18,449	$7,768	$4,568
Portfolio turnover rateG	167%	176%	197%	138%	142%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$27,143,743
Gross unrealized depreciation	(14,784,947)
Net unrealized appreciation (depreciation) on securities	$12,358,796
Tax Cost	$392,143,972

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$665,815
Capital loss carryforward	$(27,492,532)
Net unrealized appreciation (depreciation) on securities and other investments	$12,230,279

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(23,967,872)
No expiration
Short-term	(3,524,660)
Total capital loss carryforward	$(27,492,532)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$237,879	$ 176,462

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $632,101,114 and $489,653,810, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$249,220	$6,415
Class T	.25%	.25%	309,468	794
Class B	.75%	.25%	5,119	3,886
Class C	.75%	.25%	374,973	107,259
			$938,780	$ 118,354

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$51,709
Class T	9,519
Class B(a)	113
Class C(a)	5,101
$66,442

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$230,262.23
Class T	147,758.24
Class B	1,436.28
Class C	91,860.24
Class I	177,591.19
	$648,907

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,664 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,216,286.65%		$658

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $737 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $88,074. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$52,056
Class T	1.70%	39,275
Class B	2.20%	712
Class C	2.20%	26,169
Class I	1.20%	8,138
		$126,350

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $46,213 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,910.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$45,965	$109,241
Class I	191,914	67,221
Total	$237,879	$176,462

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	4,095,510	3,444,443	$63,002,207	$53,081,260
Reinvestment of distributions	2,811	6,822	43,093	102,609
Shares redeemed	(1,626,397)	(1,059,333)	(24,751,730)	(16,101,792)
Net increase (decrease)	2,471,924	2,391,932	$38,293,570	$37,082,077
Class T
Shares sold	1,069,249	689,717	$15,880,617	$10,301,883
Shares redeemed	(891,336)	(694,037)	(13,215,276)	(10,349,650)
Net increase (decrease)	177,913	(4,320)	$2,665,341	$(47,767)
Class B
Shares sold	3,366	10,699	$43,844	$149,278
Shares redeemed	(80,538)	(51,403)	(1,078,498)	(707,021)
Net increase (decrease)	(77,172)	(40,704)	$(1,034,654)	$(557,743)
Class C
Shares sold	1,105,103	1,456,550	$15,192,809	$20,251,093
Shares redeemed	(672,432)	(360,397)	(9,064,572)	(4,903,804)
Net increase (decrease)	432,671	1,096,153	$6,128,237	$15,347,289
Class I
Shares sold	8,832,886	5,123,102	$145,687,165	$82,769,872
Reinvestment of distributions	8,426	3,912	137,601	62,664
Shares redeemed	(2,884,117)	(1,848,914)	(45,318,901)	(30,160,539)
Net increase (decrease)	5,957,195	3,278,100	$100,505,865	$52,671,997

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.45%
Actual		$1,000.00	$1,003.30	$7.30
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class T	1.70%
Actual		$1,000.00	$1,002.00	$8.55
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.20%
Actual		$1,000.00	$1,000.00	$11.06
Hypothetical-C		$1,000.00	$1,014.08	$11.14
Class I	1.20%
Actual		$1,000.00	$1,004.90	$6.05
Hypothetical-C		$1,000.00	$1,019.10	$6.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 95% and Class I designates 44% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/07/15	$0.0267	$0.0187
Class I	12/07/15	$0.0577	$ 0.0187

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of a positive performance fee adjustment in 2015 and higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AICAP-ANN-1216
1.711985.118

Fidelity Advisor® Overseas Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.61)%	4.59%	1.21%
Class T (incl. 3.50% sales charge)	(8.66)%	4.90%	1.27%
Class C (incl. contingent deferred sales charge)	(6.85)%	5.03%	1.05%
Class I	(4.85)%	6.20%	2.16%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,283	Fidelity Advisor® Overseas Fund - Class A
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Graeme Rockett:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted mid-single-digit declines, trailing the -3.03% return of the benchmark MSCI EAFE Index. Versus the benchmark, unfavorable security selection in the U.K. hurt most amid the Brexit vote. The fund’s biggest individual detractor was an out-of-benchmark position in Howden Joinery Group, a London-based supplier of kitchens. The stock fell drastically in the wake of the Brexit vote and was unable to maintain its rebound through October. Our overweighted stake in Novo Nordisk, the Denmark-based supplier of insulin and diabetes-related treatments, also hurt, as the stock was hampered due to concerns regarding pricing pressure in the U.S. market. Conversely, stock selection in the consumer staples and information technology sectors aided relative performance. The largest individual relative contributor was a sizable stake in Welcia Holdings. Our position gained 40% following a positive earnings announcement and associated consensus earnings upgrades. Our investments in Tokoyo-based restaurant operator Arcland Service Holdings and Chinese social-media firm Tencent Holdings both handily outperformed the benchmark, as each stock gained following a series of positive earnings results. All three contributors mentioned were out-of-benchmark holdings, and the fund did not hold Tencent as of October 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 10, 2016, Vincent Montemaggiore became Lead Portfolio Manager of the fund, succeeding Graeme Rockett, and Andrew Sergeant was named Co-Manager.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.3	2.6
Arcland Service Holdings Co. Ltd. (Japan, Hotels, Restaurants & Leisure)	1.6	1.4
Total SA (France, Oil, Gas & Consumable Fuels)	1.5	1.2
SAP AG (Germany, Software)	1.4	0.8
Sanolfi SA (France, Pharmaceuticals)	1.4	1.7
	8.2

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	14.2
Consumer Discretionary	16.0	27.1
Health Care	14.5	12.9
Consumer Staples	14.1	10.4
Information Technology	12.0	17.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	22.1	20.8
United Kingdom	18.6	18.4
Germany	9.4	6.5
France	9.0	9.5
Switzerland	5.5	5.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

As of April 30, 2016
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
Australia - 2.3%
Amcor Ltd.	477,421	$5,339
Aub Group Ltd.	353,313	2,661
Australia & New Zealand Banking Group Ltd.	174,074	3,688
Carsales.com Ltd.	113,084	917
McMillan Shakespeare Ltd.	83,180	685
Pact Group Holdings Ltd.	171,955	859

TOTAL AUSTRALIA		14,149

Austria - 0.5%
Andritz AG	45,400	2,375
Wienerberger AG	62,201	995

TOTAL AUSTRIA		3,370

Bailiwick of Jersey - 2.1%
Integrated Diagnostics Holdings PLC	74,600	205
Regus PLC	711,400	2,167
Sanne Group PLC	146,000	938
Wolseley PLC	72,580	3,777
WPP PLC	267,000	5,797

TOTAL BAILIWICK OF JERSEY		12,884

Belgium - 2.4%
Anheuser-Busch InBev SA/NV	65,793	7,551
KBC Groep NV	120,091	7,318

TOTAL BELGIUM		14,869

Bermuda - 0.9%
IHS Markit Ltd. (a)	151,468	5,573
Oriental Watch Holdings Ltd.	1,646,000	299

TOTAL BERMUDA		5,872

Canada - 0.6%
Constellation Software, Inc.	7,700	3,607
Entertainment One Ltd.	39,351	112

TOTAL CANADA		3,719

Cayman Islands - 0.0%
Bitauto Holdings Ltd. ADR (a)	4,571	117
Denmark - 1.6%
NNIT A/S	76,358	2,271
Novo Nordisk A/S Series B sponsored ADR	161,800	5,750
Scandinavian Tobacco Group A/S	109,320	1,893

TOTAL DENMARK		9,914

France - 9.0%
ALTEN	47,500	3,395
Amundi SA	83,100	4,073
AXA SA	129,258	2,916
AXA SA sponsored ADR (b)	59,100	1,335
Capgemini SA	54,500	4,516
Christian Dior SA	16,497	3,183
Havas SA	330,929	2,692
Ipsen SA	38,982	2,694
Maisons du Monde SA	118,400	3,340
Publicis Groupe SA	75,142	5,155
Sanofi SA	90,236	7,022
Sanofi SA sponsored ADR	45,900	1,785
Sodexo SA	40,755	4,733
Total SA	193,933	9,290
Ubisoft Entertainment SA (a)	4,628	157

TOTAL FRANCE		56,286

Germany - 8.3%
adidas AG	28,400	4,666
Axel Springer Verlag AG	81,800	4,096
Bayer AG	72,813	7,230
CompuGroup Medical AG	16,872	747
Continental AG	17,700	3,392
Deutsche Post AG	213,852	6,627
Fresenius Medical Care AG & Co. KGaA	42,800	3,486
Fresenius SE & Co. KGaA	83,158	6,138
mutares AG	50,600	736
ProSiebenSat.1 Media AG	71,605	3,086
SAP AG	59,962	5,283
SAP AG sponsored ADR	41,300	3,628
Wirecard AG	46,700	2,215

TOTAL GERMANY		51,330

Hong Kong - 1.5%
AIA Group Ltd.	1,046,400	6,604
Techtronic Industries Co. Ltd.	292,000	1,099
Television Broadcasts Ltd.	485,300	1,758

TOTAL HONG KONG		9,461

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	3,763,300	3,519
Ireland - 2.2%
Allergan PLC (a)	10,400	2,173
Kerry Group PLC Class A	52,300	3,797
Kingspan Group PLC (Ireland)	87,900	2,152
Medtronic PLC	53,400	4,380
Presbia PLC (a)	2,450	9
United Drug PLC (United Kingdom)	177,826	1,422

TOTAL IRELAND		13,933

Isle of Man - 0.2%
Playtech Ltd.	114,358	1,299
Israel - 0.2%
Frutarom Industries Ltd.	19,562	1,035
Italy - 2.0%
Banca Generali SpA	71,900	1,597
DiaSorin S.p.A.	38,414	2,361
Eni SpA sponsored ADR (b)	6,175	180
Mediaset SpA	513,300	1,467
OVS	397,400	2,176
Recordati SpA	91,500	2,589
Reply SpA	16,930	2,128

TOTAL ITALY		12,498

Japan - 22.1%
Ai Holdings Corp.	114,300	2,815
Arc Land Sakamoto Co. Ltd.	125,700	1,501
Arcland Service Holdings Co. Ltd.	328,400	9,755
Astellas Pharma, Inc.	426,000	6,323
Bridgestone Corp.	108,200	4,039
Daiichikosho Co. Ltd.	59,000	2,568
Daito Trust Construction Co. Ltd.	34,200	5,732
Dentsu, Inc.	86,900	4,342
GMO Internet, Inc.	180,800	2,422
Hoya Corp.	112,900	4,721
Iriso Electronics Co. Ltd.	22,100	1,218
Japan Tobacco, Inc.	145,200	5,530
Kaken Pharmaceutical Co. Ltd.	27,100	1,711
KDDI Corp.	198,500	6,033
Keyence Corp.	7,000	5,144
KOMEDA Holdings Co. Ltd.	35,800	580
Leopalace21 Corp.	216,100	1,409
Miraca Holdings, Inc.	59,000	2,858
Miroku Jyoho Service Co., Ltd.	34,500	675
Misumi Group, Inc.	161,400	2,950
Morinaga & Co. Ltd.	47,500	2,213
Nabtesco Corp.	129,600	3,880
Nakanishi, Inc.	53,600	1,919
NEXT Co. Ltd. (b)	89,200	752
Nippon Paint Holdings Co. Ltd.	102,200	3,489
Nitori Holdings Co. Ltd.	38,600	4,627
NOF Corp.	123,000	1,341
OBIC Co. Ltd.	45,900	2,390
Olympus Corp.	189,900	6,791
ORIX Corp.	450,000	7,147
Otsuka Corp.	42,700	2,036
Proto Corp.	200	2
Recruit Holdings Co. Ltd.	82,800	3,332
San-A Co. Ltd.	81,300	4,434
Shinsei Bank Ltd.	2,115,000	3,429
Ship Healthcare Holdings, Inc.	106,500	3,123
Sundrug Co. Ltd.	25,000	1,971
The Suruga Bank Ltd.	92,100	2,253
Tsuruha Holdings, Inc.	28,700	3,317
VT Holdings Co. Ltd.	158,800	856
Welcia Holdings Co. Ltd.	50,400	3,446
Zojirushi Thermos (b)	167,800	2,320

TOTAL JAPAN		137,394

Luxembourg - 0.2%
Eurofins Scientific SA	2,229	1,013
Malta - 0.6%
Kambi Group PLC (a)(b)	238,000	3,538
Netherlands - 3.8%
Arcadis NV	69,300	913
ASML Holding NV	1,575	166
Basic-Fit NV	5,413	98
IMCD Group BV	105,800	4,577
ING Groep NV (Certificaten Van Aandelen)	507,532	6,662
Intertrust NV	115,000	2,426
Koninklijke Philips Electronics NV	196,900	5,933
Koninklijke Wessanen NV	241,819	2,889

TOTAL NETHERLANDS		23,664

New Zealand - 1.0%
EBOS Group Ltd.	137,480	1,676
Trade Maine Group Ltd.	1,387,532	4,822

TOTAL NEW ZEALAND		6,498

Norway - 0.1%
Statoil ASA sponsored ADR (b)	20,661	336
Panama - 0.2%
Copa Holdings SA Class A	11,484	1,059
Portugal - 0.4%
NOS SGPS SA	344,537	2,289
Spain - 1.6%
Amadeus IT Holding SA Class A	128,596	6,070
Atresmedia Corporacion de Medios de Comunicacion SA	58,245	600
Grifols SA ADR	204,500	2,922
Mediaset Espana Comunicacion SA	27,225	304

TOTAL SPAIN		9,896

Sweden - 4.5%
Addlife AB (a)	38,700	598
Alfa Laval AB	138,700	1,993
HEXPOL AB (B Shares)	382,500	3,144
Indutrade AB	10,160	189
Nordea Bank AB	610,200	6,415
Svenska Cellulosa AB (SCA) (B Shares)	202,600	5,740
Svenska Handelsbanken AB (A Shares)	333,553	4,547
Swedbank AB (A Shares)	237,128	5,555

TOTAL SWEDEN		28,181

Switzerland - 5.5%
Credit Suisse Group AG	278,743	3,889
Julius Baer Group Ltd.	81,066	3,282
Nestle SA (Reg. S)	198,988	14,429
Sika AG	453	2,177
Syngenta AG (Switzerland)	10,565	4,228
UBS Group AG	459,727	6,504

TOTAL SWITZERLAND		34,509

Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	447,000	2,685
United Kingdom - 18.6%
Aon PLC	26,425	2,929
Booker Group PLC	965,879	2,121
British American Tobacco PLC (United Kingdom)	140,817	8,071
BT Group PLC	1,071,737	4,919
Cineworld Group PLC	506,900	3,354
Close Brothers Group PLC	155,807	2,531
Coca-Cola European Partners PLC	63,469	2,440
Compass Group PLC	224,069	4,054
Cranswick PLC	43,600	1,130
Dechra Pharmaceuticals PLC	56,800	935
Diageo PLC	225,390	5,999
Diploma PLC	225,435	2,587
Equiniti Group PLC	525,300	1,283
Exova Group Ltd. PLC	1,017,500	2,615
Hikma Pharmaceuticals PLC	79,080	1,698
Howden Joinery Group PLC	481,700	2,210
IMI PLC	156,248	1,901
Intertek Group PLC	82,300	3,443
James Fisher and Sons PLC	46,207	915
Jardine Lloyd Thompson Group PLC	201,500	2,535
John Wood Group PLC	251,752	2,370
LivaNova PLC (a)	19,842	1,112
London Stock Exchange Group PLC	75,401	2,593
M&C Saatchi PLC	823,562	3,343
Melrose Industries PLC	1,503,959	3,106
Micro Focus International PLC	20,400	535
Nahl Group PCL	101,098	302
Prudential PLC	303,616	4,955
Reckitt Benckiser Group PLC	57,664	5,159
Rio Tinto PLC	157,382	5,473
Rolls-Royce Holdings PLC	178,287	1,583
Rotork PLC	611,800	1,528
Schroders PLC	84,125	2,903
Shawbrook Group PLC (a)	444,831	1,224
Sinclair Pharma PLC (a)	41,357	15
Spectris PLC	86,900	2,179
Spirax-Sarco Engineering PLC	44,251	2,390
St. James's Place Capital PLC	324,400	3,752
Standard Life PLC	865,639	3,579
SuperGroup PLC	39,087	644
Victrex PLC	93,100	1,995
Volution Group PLC	1,080,300	2,208
Zoopla Property Group PLC	1,351,088	5,034

TOTAL UNITED KINGDOM		115,652

United States of America - 4.5%
Alphabet, Inc.:
Class A	3,823	3,096
Class C (a)	3,214	2,522
Boston Beer Co., Inc. Class A (a)(b)	800	124
Cognizant Technology Solutions Corp. Class A (a)	49,610	2,547
Dunkin' Brands Group, Inc.	998	48
Electronic Arts, Inc. (a)	5,893	463
Fidelity National Information Services, Inc.	55,285	4,087
McKesson Corp.	17,108	2,176
Molson Coors Brewing Co. Class B	2,094	217
Monsanto Co.	4,475	451
Monster Beverage Corp. (a)	2,463	356
Moody's Corp.	27,900	2,805
PPG Industries, Inc.	38,000	3,539
S&P Global, Inc.	44,314	5,400
Zillow Group, Inc. Class C (a)(b)	5,500	183

TOTAL UNITED STATES OF AMERICA		28,014

TOTAL COMMON STOCKS
(Cost $593,963)		608,983

Nonconvertible Preferred Stocks - 1.1%
Germany - 1.1%
Henkel AG & Co. KGaA	56,200	7,212
United Kingdom - 0.0%
Rolls-Royce Holdings PLC	1,012,506	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $7,294)		7,213

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 0.41% (c)	3,014,984	3,016
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	3,139,948	3,141
TOTAL MONEY MARKET FUNDS
(Cost $6,157)		6,157
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $607,414)		622,353
NET OTHER ASSETS (LIABILITIES) - 0.0%		(132)
NET ASSETS - 100%		$622,221

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$36
Fidelity Securities Lending Cash Central Fund	588
Total	$624

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$101,789	$84,186	$17,603	$--
Consumer Staples	88,146	54,488	33,658	--
Energy	13,091	3,801	9,290	--
Financials	124,593	98,342	26,251	--
Health Care	89,853	65,792	24,061	--
Industrials	71,754	64,238	7,516	--
Information Technology	74,812	66,844	7,968	--
Materials	34,065	24,364	9,701	--
Real Estate	7,141	7,141	--	--
Telecommunication Services	10,952	--	10,952	--
Money Market Funds	6,157	6,157	--	--
Total Investments in Securities:	$622,353	$475,353	$147,000	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$10,831
Level 2 to Level 1	$94,445

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $3,003) — See accompanying schedule: Unaffiliated issuers (cost $601,257)	$616,196
Fidelity Central Funds (cost $6,157)	6,157
Total Investments (cost $607,414)		$622,353
Cash		2
Foreign currency held at value (cost $3,245)		3,247
Receivable for investments sold		38,188
Receivable for fund shares sold		77
Dividends receivable		1,815
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		2
Other receivables		79
Total assets		665,772
Liabilities
Payable for investments purchased	$39,047
Payable for fund shares redeemed	672
Accrued management fee	351
Distribution and service plan fees payable	126
Other affiliated payables	132
Other payables and accrued expenses	85
Collateral on securities loaned, at value	3,138
Total liabilities		43,551
Net Assets		$622,221
Net Assets consist of:
Paid in capital		$615,165
Undistributed net investment income		6,284
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(14,035)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,807
Net Assets		$622,221
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($57,938 ÷ 2,840 shares)		$20.40
Maximum offering price per share (100/94.25 of $20.40)		$21.64
Class T:
Net Asset Value and redemption price per share ($237,259 ÷ 11,347 shares)		$20.91
Maximum offering price per share (100/96.50 of $20.91)		$21.67
Class C:
Net Asset Value and offering price per share ($15,555 ÷ 788 shares)(a)		$19.74
Class I:
Net Asset Value, offering price and redemption price per share ($311,469 ÷ 14,931 shares)		$20.86

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends		$15,715
Income from Fidelity Central Funds		624
Income before foreign taxes withheld		16,339
Less foreign taxes withheld		(1,383)
Total income		14,956
Expenses
Management fee
Basic fee	$4,347
Performance adjustment	627
Transfer agent fees	1,286
Distribution and service plan fees	1,620
Accounting and security lending fees	325
Custodian fees and expenses	87
Independent trustees' fees and expenses	3
Registration fees	70
Audit	89
Legal	3
Interest	1
Miscellaneous	4
Total expenses before reductions	8,462
Expense reductions	(39)	8,423
Net investment income (loss)		6,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	13,248
Fidelity Central Funds	4
Foreign currency transactions	(73)
Total net realized gain (loss)		13,179
Change in net unrealized appreciation (depreciation) on: Investment securities	(53,407)
Assets and liabilities in foreign currencies	(40)
Total change in net unrealized appreciation (depreciation)		(53,447)
Net gain (loss)		(40,268)
Net increase (decrease) in net assets resulting from operations		$(33,735)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,533	$6,559
Net realized gain (loss)	13,179	25,791
Change in net unrealized appreciation (depreciation)	(53,447)	(15,390)
Net increase (decrease) in net assets resulting from operations	(33,735)	16,960
Distributions to shareholders from net investment income	(2,404)	(1,529)
Share transactions - net increase (decrease)	(23,537)	(42,896)
Redemption fees	14	9
Total increase (decrease) in net assets	(59,662)	(27,456)
Net Assets
Beginning of period	681,883	709,339
End of period	$622,221	$681,883
Other Information
Undistributed net investment income end of period	$6,284	$2,334

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.59	$21.09	$21.61	$16.76	$16.13
Income from Investment Operations
Net investment income (loss)A	.20	.19	.24	.17	.23
Net realized and unrealized gain (loss)	(1.31)	.33	(.50)	4.97	.64
Total from investment operations	(1.11)	.52	(.26)	5.14	.87
Distributions from net investment income	(.08)	(.02)	(.18)	(.25)	(.24)
Distributions from net realized gain	–	–	(.08)	(.04)	–
Total distributions	(.08)	(.02)	(.26)	(.29)	(.24)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.40	$21.59	$21.09	$21.61	$16.76
Total ReturnC,D	(5.16)%	2.46%	(1.24)%	31.13%	5.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.36%	1.35%	1.30%	1.37%	1.33%
Expenses net of fee waivers, if any	1.35%	1.35%	1.30%	1.37%	1.33%
Expenses net of all reductions	1.35%	1.34%	1.30%	1.36%	1.32%
Net investment income (loss)	.96%	.89%	1.10%	.91%	1.43%
Supplemental Data
Net assets, end of period (in millions)	$58	$78	$65	$69	$60
Portfolio turnover rateG	94%	29%	39%	37%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.11	$21.62	$22.16	$17.16	$16.50
Income from Investment Operations
Net investment income (loss)A	.16	.15	.21	.14	.20
Net realized and unrealized gain (loss)	(1.34)	.34	(.52)	5.11	.66
Total from investment operations	(1.18)	.49	(.31)	5.25	.86
Distributions from net investment income	(.02)	–	(.15)	(.21)	(.20)
Distributions from net realized gain	–	–	(.08)	(.04)	–
Total distributions	(.02)	–	(.23)	(.25)	(.20)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.91	$22.11	$21.62	$22.16	$17.16
Total ReturnC,D	(5.34)%	2.27%	(1.42)%	30.96%	5.32%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.56%	1.55%	1.48%	1.53%	1.51%
Expenses net of fee waivers, if any	1.56%	1.55%	1.48%	1.53%	1.51%
Expenses net of all reductions	1.56%	1.55%	1.48%	1.52%	1.50%
Net investment income (loss)	.76%	.69%	.92%	.74%	1.25%
Supplemental Data
Net assets, end of period (in millions)	$237	$285	$293	$329	$271
Portfolio turnover rateG	94%	29%	39%	37%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.98	$20.63	$21.21	$16.43	$15.78
Income from Investment Operations
Net investment income (loss)A	.03	.02	.07	.03	.11
Net realized and unrealized gain (loss)	(1.27)	.33	(.50)	4.89	.64
Total from investment operations	(1.24)	.35	(.43)	4.92	.75
Distributions from net investment income	–	–	(.07)	(.10)	(.10)
Distributions from net realized gain	–	–	(.08)	(.04)	–
Total distributions	–	–	(.15)	(.14)	(.10)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$19.74	$20.98	$20.63	$21.21	$16.43
Total ReturnC,D	(5.91)%	1.70%	(2.06)%	30.16%	4.78%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.16%	2.15%	2.08%	2.12%	2.09%
Expenses net of fee waivers, if any	2.16%	2.15%	2.08%	2.12%	2.09%
Expenses net of all reductions	2.16%	2.14%	2.08%	2.10%	2.07%
Net investment income (loss)	.16%	.09%	.32%	.16%	.67%
Supplemental Data
Net assets, end of period (in millions)	$16	$19	$19	$21	$16
Portfolio turnover rateG	94%	29%	39%	37%	36%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Overseas Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.06	$21.55	$22.07	$17.11	$16.45
Income from Investment Operations
Net investment income (loss)A	.27	.27	.32	.24	.29
Net realized and unrealized gain (loss)	(1.33)	.34	(.52)	5.08	.65
Total from investment operations	(1.06)	.61	(.20)	5.32	.94
Distributions from net investment income	(.14)	(.10)	(.24)	(.31)	(.28)
Distributions from net realized gain	–	–	(.08)	(.04)	–
Total distributions	(.14)	(.10)	(.32)	(.36)B	(.28)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.86	$22.06	$21.55	$22.07	$17.11
Total ReturnD	(4.85)%	2.82%	(.95)%	31.63%	5.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.03%	.96%	1.02%	.99%
Expenses net of fee waivers, if any	1.04%	1.03%	.96%	1.02%	.99%
Expenses net of all reductions	1.03%	1.02%	.96%	1.01%	.97%
Net investment income (loss)	1.28%	1.21%	1.44%	1.26%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$311	$298	$330	$307	$257
Portfolio turnover rateG	94%	29%	39%	37%	36%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$41,224
Gross unrealized depreciation	(29,833)
Net unrealized appreciation (depreciation) on securities	$11,391
Tax Cost	$610,962

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,621
Capital loss carryforward	$(10,855)
Net unrealized appreciation (depreciation) on securities and other investments	$11,290

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(10,855)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$2,404	$ 1,529

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $601,554 and $623,332, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .77% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$166	$–
Class T	.25%	.25%	1,279	1
Class B	.75%	.25%	8	6
Class C	.75%	.25%	167	16
			$1,620	$23

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6
Class T	3
Class B(a)	–(b)
Class C(a)	2
$11

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$164.25
Class T	518.20
Class B	2.28
Class C	51.30
Class I	551.18
	$1,286

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,315.59%		$1

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $588, including $16 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $34 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$285	$59
Class T	255	–
Class I	1,864	1,470
Total	$2,404	$1,529

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	388	1,338	$7,924	$29,635
Reinvestment of distributions	13	3	274	56
Shares redeemed	(1,193)	(804)	(24,306)	(17,607)
Net increase (decrease)	(792)	537	$(16,108)	$12,084
Class T
Shares sold	1,617	2,579	$33,881	$57,864
Reinvestment of distributions	11	–	250	–
Shares redeemed	(3,184)	(3,247)	(66,804)	(71,824)
Net increase (decrease)	(1,556)	(668)	$(32,673)	$(13,960)
Class B
Shares sold	–	32	$15	$692
Shares redeemed	(79)	(54)	(1,538)	(1,123)
Net increase (decrease)	(79)	(22)	$(1,523)	$(431)
Class C
Shares sold	109	204	$2,161	$4,420
Shares redeemed	(214)	(230)	(4,248)	(4,851)
Net increase (decrease)	(105)	(26)	$(2,087)	$(431)
Class I
Shares sold	2,038	1,548	$41,550	$33,691
Reinvestment of distributions	49	67	1,078	1,452
Shares redeemed	(659)	(3,406)	(13,774)	(75,301)
Net increase (decrease)	1,428	(1,791)	$28,854	$(40,158)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.28%
Actual		$1,000.00	$985.50	$6.39
Hypothetical-C		$1,000.00	$1,018.70	$6.50
Class T	1.49%
Actual		$1,000.00	$984.50	$7.43
Hypothetical-C		$1,000.00	$1,017.65	$7.56
Class C	2.09%
Actual		$1,000.00	$981.60	$10.41
Hypothetical-C		$1,000.00	$1,014.63	$10.58
Class I	.97%
Actual		$1,000.00	$987.20	$4.85
Hypothetical-C		$1,000.00	$1,020.26	$4.93

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Overseas Fund
Class A	12/12/16	12/09/16	$0.198	$0.015
Class T	12/12/16	12/09/16	$0.148	$0.015
Class C	12/12/16	12/09/16	$0.009	$0.015
Class I	12/12/16	12/09/16	$0.287	$0.015

Class A designates 14%; Class T designates 34%; and Class I designates 9% of the dividend distributed in December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Advisor Overseas Fund
Class A	12/07/15	$0.1037	$0.0237
Class T	12/07/15	$0.0437	$0.0237
Class I	12/07/15	$0.1607	$0.0237

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2015 and the total expense ratio of each of Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

OS-ANN-1216
1.538536.119

Fidelity Advisor® Value Leaders Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.92)%	9.92%	2.11%
Class T (incl. 3.50% sales charge)	(3.97)%	10.15%	2.09%
Class C (incl. contingent deferred sales charge)	(1.98)%	10.40%	1.94%
Class I	0.03%	11.53%	2.99%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$12,322	Fidelity Advisor® Value Leaders Fund - Class A
$16,837	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index rose 4.51% for the fiscal year ending October 31, 2016, held back by uncertainty about U.S. Federal Reserve monetary policy and the presidential election, as well as the pointed decline markets experienced in the wake of the U.K.’s late-June vote to leave the European Union (Brexit). Overall, volatility was high at the beginning of the period, with continued oil-price weakness and U.S.-dollar strength pushing the S&P 500® to its worst January since 2009. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli. However, the June 23 Brexit vote surprised investors, and sent markets tumbling for two days. Sentiment rebounded rapidly and stayed largely positive through August, but September was choppy and October was the first down month for the index since February, as the looming uncertainty of the presidential election weighed on the markets. Among S&P 500 sectors, dividend-rich utilities (+17%) led amid strong demand for yield early in the period. Telecommunication services and information technology both gained about 11%, the latter helped by strong results from some of the largest tech names. Consumer staples (+9%) and industrials (+7%) also performed well. Real estate (+4%) and financials (+2%) were held back by low interest rates. Health care (-4%) suffered most amid an unclear political outlook.

Comments from Portfolio Manager Sean Gavin:  The fund’s share classes (excluding sales charges, if applicable) generated returns ranging from roughly flat to modestly negative, trailing the 6.37% gain of the benchmark Russell 1000 Value Index. Weak security selection primarily led to the fund's underperformance, especially in the health care and materials sectors. In the former group, a sizable non-benchmark stake in Teva Pharmaceutical Industries, an Israel-based drug manufacturer, hurt the fund. Drug manufacturer Allergan was another health care name to materially hamper results. Meanwhile, in materials, the biggest detractor was CF Industries Holdings, a fertilizer manufacturer. Subpar positioning in consumer discretionary also detracted, as did my decision to underweight the utilities sector. Also, foreign exchange detracted versus the benchmark this period, as the dollar strengthened against the British pound and some other currencies, dampening returns for our non-U.S. holdings. On the positive side, overweighting the strong information technology category added value, as did favorable positioning in energy. Within energy, the fund benefited from timely non-benchmark exposure to two affiliated companies: Teekay Offshore Partners, and Teekay LNG Partners, each of which provides energy transportation services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.9	4.3
JPMorgan Chase & Co.	4.4	3.5
Alphabet, Inc. Class A	4.2	3.2
Wells Fargo & Co.	3.9	3.3
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.6	4.1
Apple, Inc.	2.9	2.1
Johnson & Johnson	2.5	2.6
Deere & Co.	2.4	2.2
Samsung Electronics Co. Ltd.	2.3	2.3
Teekay Offshore Partners LP	2.3	2.0
	33.4

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.9	26.6
Information Technology	19.8	23.0
Health Care	13.9	16.2
Consumer Discretionary	9.4	9.8
Energy	8.3	7.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of October 31, 2016 *
Stocks	93.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

 * Foreign investments - 23.9%

As of April 30, 2016*
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 25.4%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CONSUMER DISCRETIONARY - 9.4%
Media - 7.6%
CBS Corp. Class B	9,300	$526,566
Discovery Communications, Inc. Class A (a)	9,300	242,823
Starz Series A (a)	18,500	582,010
Twenty-First Century Fox, Inc. Class A	21,400	562,178
Viacom, Inc. Class B (non-vtg.)	12,900	484,524
		2,398,101
Specialty Retail - 0.4%
GNC Holdings, Inc.	10,000	134,300
Textiles, Apparel & Luxury Goods - 1.4%
PVH Corp.	4,100	438,618

TOTAL CONSUMER DISCRETIONARY		2,971,019

CONSUMER STAPLES - 2.7%
Beverages - 1.8%
C&C Group PLC	149,548	574,582
Food & Staples Retailing - 0.9%
CVS Health Corp.	3,400	285,940
Safeway, Inc.:
rights (a)	4,300	0
rights (a)	4,300	774
		286,714

TOTAL CONSUMER STAPLES		861,296

ENERGY - 8.3%
Energy Equipment & Services - 1.0%
BW Offshore Ltd. (a)(b)	7,829,723	322,197
Oil, Gas & Consumable Fuels - 7.3%
GasLog Partners LP	20,600	422,300
Golar LNG Partners LP	16,200	333,072
Teekay Corp.	58,400	381,352
Teekay LNG Partners LP	29,000	429,200
Teekay Offshore Partners LP	120,000	717,600
		2,283,524

TOTAL ENERGY		2,605,721

FINANCIALS - 28.9%
Banks - 10.5%
JPMorgan Chase & Co.	20,225	1,400,784
U.S. Bancorp	15,671	701,434
Wells Fargo & Co.	26,626	1,225,062
		3,327,280
Capital Markets - 1.9%
Goldman Sachs Group, Inc.	3,300	588,192
Consumer Finance - 3.7%
Capital One Financial Corp.	7,200	533,088
Discover Financial Services	11,000	619,630
		1,152,718
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class B (a)	10,700	1,544,009
Insurance - 7.9%
Allstate Corp.	8,440	573,076
Chubb Ltd.	5,200	660,400
Prudential PLC	34,985	570,915
The Travelers Companies, Inc.	6,500	703,170
		2,507,561

TOTAL FINANCIALS		9,119,760

HEALTH CARE - 13.9%
Biotechnology - 3.3%
Amgen, Inc.	4,800	677,568
Dyax Corp. rights 12/31/19	15,500	38,130
Shire PLC sponsored ADR	1,919	323,620
		1,039,318
Health Care Providers & Services - 3.5%
Cigna Corp.	5,100	606,033
McKesson Corp.	3,900	495,963
		1,101,996
Pharmaceuticals - 7.1%
Allergan PLC (a)	1,500	313,410
Johnson & Johnson	6,900	800,331
Teva Pharmaceutical Industries Ltd. sponsored ADR	26,600	1,136,884
		2,250,625

TOTAL HEALTH CARE		4,391,939

INDUSTRIALS - 4.5%
Aerospace & Defense - 1.2%
United Technologies Corp.	3,600	367,920
Machinery - 2.4%
Deere & Co.	8,500	750,550
Trading Companies & Distributors - 0.9%
AerCap Holdings NV (a)	7,200	295,992

TOTAL INDUSTRIALS		1,414,462

INFORMATION TECHNOLOGY - 19.8%
Communications Equipment - 2.2%
Cisco Systems, Inc.	23,064	707,604
Electronic Equipment & Components - 1.3%
Dell Technologies, Inc. (a)	8,153	400,231
Internet Software & Services - 7.2%
Alphabet, Inc. Class A	1,614	1,307,179
eBay, Inc. (a)	17,600	501,776
VeriSign, Inc. (a)(b)	5,400	453,708
		2,262,663
IT Services - 3.9%
Cognizant Technology Solutions Corp. Class A (a)	12,500	641,875
The Western Union Co.	28,900	580,023
		1,221,898
Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	8,200	931,028
Samsung Electronics Co. Ltd.	504	722,232
		1,653,260

TOTAL INFORMATION TECHNOLOGY		6,245,656

MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	5,500	132,055
LyondellBasell Industries NV Class A	4,400	350,020
Valspar Corp.	2,000	199,200
		681,275
REAL ESTATE - 1.6%
Real Estate Management & Development - 1.6%
CBRE Group, Inc. (a)	19,400	499,744
UTILITIES - 1.8%
Electric Utilities - 1.8%
Exelon Corp.	16,500	562,155
TOTAL COMMON STOCKS
(Cost $29,321,706)		29,353,027

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.41% (c)	2,019,036	2,019,642
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	93,748	93,766
TOTAL MONEY MARKET FUNDS
(Cost $2,112,911)		2,113,408
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $31,434,617)		31,466,435
NET OTHER ASSETS (LIABILITIES) - 0.2%		58,283
NET ASSETS - 100%		$31,524,718

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,316
Fidelity Securities Lending Cash Central Fund	4,407
Total	$9,723

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,971,019	$2,971,019	$--	$--
Consumer Staples	861,296	860,522	--	774
Energy	2,605,721	2,605,721	--	--
Financials	9,119,760	8,548,845	570,915	--
Health Care	4,391,939	4,353,809	--	38,130
Industrials	1,414,462	1,414,462	--	--
Information Technology	6,245,656	6,245,656	--	--
Materials	681,275	681,275	--	--
Real Estate	499,744	499,744	--	--
Utilities	562,155	562,155	--	--
Money Market Funds	2,113,408	2,113,408	--	--
Total Investments in Securities:	$31,466,435	$30,856,616	$570,915	$38,904

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.1%
Marshall Islands	6.0%
Israel	3.6%
Ireland	2.8%
Korea (South)	2.3%
Switzerland	2.1%
Netherlands	2.0%
United Kingdom	1.8%
Monaco	1.3%
Bailiwick of Jersey	1.0%
Bermuda	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $81,093) — See accompanying schedule: Unaffiliated issuers (cost $29,321,706)	$29,353,027
Fidelity Central Funds (cost $2,112,911)	2,113,408
Total Investments (cost $31,434,617)		$31,466,435
Receivable for investments sold		230,509
Receivable for fund shares sold		124,633
Dividends receivable		9,756
Distributions receivable from Fidelity Central Funds		909
Prepaid expenses		86
Other receivables		780
Total assets		31,833,108
Liabilities
Payable for investments purchased	$136,710
Payable for fund shares redeemed	5,046
Accrued management fee	13,478
Distribution and service plan fees payable	10,690
Audit fees payable	39,774
Other affiliated payables	7,588
Other payables and accrued expenses	1,338
Collateral on securities loaned, at value	93,766
Total liabilities		308,390
Net Assets		$31,524,718
Net Assets consist of:
Paid in capital		$46,803,142
Undistributed net investment income		61,300
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,371,541)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		31,817
Net Assets		$31,524,718
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($16,448,404 ÷ 1,026,384 shares)		$16.03
Maximum offering price per share (100/94.25 of $16.03)		$17.01
Class T:
Net Asset Value and redemption price per share ($6,732,499 ÷ 419,618 shares)		$16.04
Maximum offering price per share (100/96.50 of $16.04)		$16.62
Class C:
Net Asset Value and offering price per share ($5,056,921 ÷ 324,985 shares)(a)		$15.56
Class I:
Net Asset Value, offering price and redemption price per share ($3,286,894 ÷ 203,401 shares)		$16.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$647,169
Income from Fidelity Central Funds		9,723
Total income		656,892
Expenses
Management fee
Basic fee	$179,156
Performance adjustment	4,536
Transfer agent fees	81,830
Distribution and service plan fees	132,988
Accounting and security lending fees	12,829
Custodian fees and expenses	6,079
Independent trustees' fees and expenses	142
Registration fees	59,585
Audit	58,183
Legal	2,789
Miscellaneous	370
Total expenses before reductions	538,487
Expense reductions	(80,733)	457,754
Net investment income (loss)		199,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(208,883)
Fidelity Central Funds	187
Foreign currency transactions	(981)
Total net realized gain (loss)		(209,677)
Change in net unrealized appreciation (depreciation) on investment securities		(137,385)
Net gain (loss)		(347,062)
Net increase (decrease) in net assets resulting from operations		$(147,924)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$199,138	$535,049
Net realized gain (loss)	(209,677)	1,890,187
Change in net unrealized appreciation (depreciation)	(137,385)	(1,350,224)
Net increase (decrease) in net assets resulting from operations	(147,924)	1,075,012
Distributions to shareholders from net investment income	(492,638)	(169,686)
Distributions to shareholders from net realized gain	(36,002)	(24,958)
Total distributions	(528,640)	(194,644)
Share transactions - net increase (decrease)	(2,669,934)	4,980,098
Total increase (decrease) in net assets	(3,346,498)	5,860,466
Net Assets
Beginning of period	34,871,216	29,010,750
End of period	$31,524,718	$34,871,216
Other Information
Undistributed net investment income end of period	$61,300	$398,370

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.34	$15.79	$13.73	$10.82	$9.96
Income from Investment Operations
Net investment income (loss)A	.12	.29	.12	.10	.13
Net realized and unrealized gain (loss)	(.15)B	.39C	1.94	3.01	.85
Total from investment operations	(.03)	.68	2.06	3.11	.98
Distributions from net investment income	(.27)	(.12)	–	(.20)	(.12)
Distributions from net realized gain	(.02)	(.01)	–	–	–D
Total distributions	(.28)E	(.13)	–	(.20)	(.12)
Net asset value, end of period	$16.03	$16.34	$15.79	$13.73	$10.82
Total ReturnF,G	(.18)%B	4.32%C	15.00%	29.24%	10.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.47%	1.49%	1.30%	1.33%	1.28%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.25%	1.23%	1.24%
Net investment income (loss)	.77%	1.78%	.78%	.82%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$16,448	$18,237	$15,067	$15,339	$14,705
Portfolio turnover rateJ	63%	54%	182%	87%	94%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.28 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.33	$15.78	$13.75	$10.82	$9.96
Income from Investment Operations
Net investment income (loss)A	.08	.25	.08	.07	.10
Net realized and unrealized gain (loss)	(.16)B	.39C	1.95	3.02	.85
Total from investment operations	(.08)	.64	2.03	3.09	.95
Distributions from net investment income	(.20)	(.08)	–	(.16)	(.09)
Distributions from net realized gain	(.02)	(.01)	–	–	–D
Total distributions	(.21)E	(.09)	–	(.16)	(.09)
Net asset value, end of period	$16.04	$16.33	$15.78	$13.75	$10.82
Total ReturnF,G	(.49)%B	4.04%C	14.76%	28.97%	9.68%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.77%	1.78%	1.58%	1.60%	1.55%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.50%	1.48%	1.49%
Net investment income (loss)	.52%	1.53%	.53%	.57%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$6,732	$7,672	$7,819	$6,569	$6,145
Portfolio turnover rateJ	63%	54%	182%	87%	94%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.55)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.21 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.88	$15.35	$13.44	$10.59	$9.75
Income from Investment Operations
Net investment income (loss)A	–B	.17	–B	.01	.05
Net realized and unrealized gain (loss)	(.16)C	.37D	1.91	2.95	.84
Total from investment operations	(.16)	.54	1.91	2.96	.89
Distributions from net investment income	(.15)	–	–	(.11)	(.05)
Distributions from net realized gain	(.02)	(.01)	–	–	–B
Total distributions	(.16)E	(.01)	–	(.11)	(.05)
Net asset value, end of period	$15.56	$15.88	$15.35	$13.44	$10.59
Total ReturnF,G	(1.00)%C	3.54%D	14.21%	28.27%	9.21%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.29%	2.29%	2.09%	2.08%	2.04%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	2.00%	2.00%	1.97%	1.99%
Net investment income (loss)	.02%	1.03%	.03%	.07%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$5,057	$5,662	$4,458	$4,340	$3,299
Portfolio turnover rateJ	63%	54%	182%	87%	94%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.06)%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 E Total distributions of $.16 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.017 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Leaders Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.48	$15.93	$13.81	$10.89	$10.04
Income from Investment Operations
Net investment income (loss)A	.16	.34	.15	.14	.18
Net realized and unrealized gain (loss)	(.15)B	.39C	1.97	3.02	.83
Total from investment operations	.01	.73	2.12	3.16	1.01
Distributions from net investment income	(.31)	(.17)	–	(.24)	(.16)
Distributions from net realized gain	(.02)	(.01)	–	–	–D
Total distributions	(.33)	(.18)	–	(.24)	(.16)
Net asset value, end of period	$16.16	$16.48	$15.93	$13.81	$10.89
Total ReturnE	.03%B	4.58%C	15.35%	29.65%	10.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.18%	1.18%	1.01%	.94%	.83%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	.94%	.83%
Expenses net of all reductions	.99%	1.00%	1.00%	.92%	.82%
Net investment income (loss)	1.02%	2.03%	1.03%	1.13%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$3,287	$3,052	$1,261	$1,767	$1,195
Portfolio turnover rateH	63%	54%	182%	87%	94%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.03)%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,591,506
Gross unrealized depreciation	(2,782,975)
Net unrealized appreciation (depreciation) on securities	$(191,469)
Tax Cost	$31,657,904

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$61,300
Capital loss carryforward	$(15,148,254)
Net unrealized appreciation (depreciation) on securities and other investments	$(191,470)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(14,819,668)
2019	(169,201)
Total with expiration	$(14,988,869)
No expiration
Long-term	$(159,385)
Total capital loss carryforward	$(15,148,254)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$528,640	$ 194,644

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,008,141 and $24,421,100, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$43,447	$1,292
Class T	.25%	.25%	34,482	–
Class B	.75%	.25%	1,188	893
Class C	.75%	.25%	53,871	7,501
			$132,988	$9,686

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,048
Class T	795
Class B(a)	28
Class C(a)	596
$6,467

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$40,478.23
Class T	19,144.28
Class B	336.29
Class C	16,103.30
Class I	5,769.20
	$ 81,830

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $488 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $83 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,407. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$38,878
Class T	1.50%	18,309
Class B	2.00%	497
Class C	2.00%	15,495
Class I	1.00%	5,263
		$78,442

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,003 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $45.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $243.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$296,202	$114,891
Class T	86,018	37,662
Class B	332	–
Class C	52,765	–
Class I	57,321	17,133
Total	$492,638	$169,686
From net realized gain
Class A	$19,002	$12,739
Class T	7,499	6,567
Class B	245	311
Class C	6,102	3,946
Class I	3,154	1,395
Total	$36,002	$24,958

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	178,600	347,210	$2,796,584	$5,762,966
Reinvestment of distributions	19,140	7,654	309,115	124,714
Shares redeemed	(287,425)	(192,743)	(4,568,818)	(3,168,130)
Net increase (decrease)	(89,685)	162,121	$(1,463,119)	$2,719,550
Class T
Shares sold	26,445	61,595	$421,591	$1,008,225
Reinvestment of distributions	5,586	2,644	90,492	43,169
Shares redeemed	(82,224)	(89,859)	(1,314,603)	(1,479,942)
Net increase (decrease)	(50,193)	(25,620)	$(802,520)	$(428,548)
Class B
Shares sold	123	507	$1,901	$8,265
Reinvestment of distributions	32	18	520	292
Shares redeemed	(15,535)	(11,295)	(240,977)	(181,334)
Net increase (decrease)	(15,380)	(10,770)	$(238,556)	$(172,777)
Class C
Shares sold	51,108	112,671	$785,078	$1,824,580
Reinvestment of distributions	3,672	239	57,973	3,850
Shares redeemed	(86,475)	(46,657)	(1,325,976)	(741,831)
Net increase (decrease)	(31,695)	66,253	$(482,925)	$1,086,599
Class I
Shares sold	106,992	213,391	$1,735,415	$3,568,936
Reinvestment of distributions	3,673	1,111	59,684	18,206
Shares redeemed	(92,475)	(108,443)	(1,477,913)	(1,811,868)
Net increase (decrease)	18,190	106,059	$317,186	$1,775,274

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Value Leaders Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.25%
Actual		$1,000.00	$1,005.00	$6.30
Hypothetical-C		$1,000.00	$1,018.85	$6.34
Class T	1.50%
Actual		$1,000.00	$1,003.10	$7.55
Hypothetical-C		$1,000.00	$1,017.60	$7.61
Class C	2.00%
Actual		$1,000.00	$1,000.60	$10.06
Hypothetical-C		$1,000.00	$1,015.08	$10.13
Class I	1.00%
Actual		$1,000.00	$1,005.60	$5.04
Hypothetical-C		$1,000.00	$1,020.11	$5.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 99%, Class B designates 100%, Class T designates 100%, Class C designates 100%, and Class I designates 85% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class B, Class T, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in September 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of a positive performance fee adjustment in 2015. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AVLF-ANN-1216
1.793577.113

Item 2.

Code of Ethics

As of the end of the period, October 31, 2016, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$-	$7,200	$1,300
Fidelity Advisor International Capital Appreciation Fund	$54,000	$-	$7,200	$1,500

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$46,000	$-	$6,900	$700
Fidelity Advisor International Capital Appreciation Fund	$53,000	$-	$7,400	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the “Funds”):

Services Billed by PwC

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$65,000	$-	$13,700	$2,700
Fidelity Advisor Emerging Asia Fund	$71,000	$-	$5,500	$2,900
Fidelity Advisor Global Capital Appreciation Fund	$62,000	$-	$5,500	$2,600
Fidelity Advisor Global Equity Income Fund	$53,000	$-	$5,700	$2,300
Fidelity Advisor Overseas Fund	$71,000	$-	$12,000	$3,000
Fidelity Advisor Value Leaders Fund	$48,000	$-	$7,500	$2,000

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$60,000	$-	$19,000	$2,400
Fidelity Advisor Emerging Asia Fund	$67,000	$-	$5,200	$1,900
Fidelity Advisor Global Capital Appreciation Fund	$59,000	$-	$5,700	$1,800
Fidelity Advisor Global Equity Income Fund	$51,000	$-	$5,400	$1,700
Fidelity Advisor Overseas Fund	$67,000	$-	$28,400	$2,000
Fidelity Advisor Value Leaders Fund	$46,000	$-	$4,400	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$40,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$60,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$5,775,000	$3,465,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2016 A	October 31, 2015 A
PwC	$6,620,000	$4,845,000
Deloitte Entities	$85,000	$185,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2016